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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43604-1572

(Address of principal executive offices) (Zip code)

David G. Van Hooser	With a copy to:
HARBOR FUNDS	Christopher P. Harvey, Esq.
One SeaGate	Wilmer Cutler
Toledo, Ohio 43604-1572	Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 – REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Harbor Funds’ 2007 Semi-Annual Report included.

Harbor Funds

Semi-Annual Report

April 30, 2007

Equity Funds

Domestic Equity

Harbor Capital Appreciation Fund Harbor Mid Cap Growth Fund Harbor Small Cap Growth Fund Harbor Small Company Growth Fund Harbor Large Cap Value Fund Harbor Mid Cap Value Fund Harbor Small Cap Value Fund

International Equity

Harbor International Fund Harbor International Growth Fund Harbor Global Value Fund

One SeaGate Toledo, OH 43604 1.800.422.1050 www.harborfunds.com

Harbor Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2007. The total return for each of the ten equity portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing voluntary waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

Investors should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

	Unannualized Total Return 6 Months Ended April 30, 2007
	Institutional Class	Retirement Class	Investor Class
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	6.01%	5.88%	5.82%
Harbor Mid Cap Growth Fund	13.23	13.19	13.11
Harbor Small Cap Growth Fund	7.65	7.47	7.38
Harbor Small Company Growth Fund	7.07	6.89	6.90
Harbor Large Cap Value Fund	7.39	7.23	7.19
Harbor Mid Cap Value Fund	13.03	12.82	12.82
Harbor Small Cap Value Fund	5.43	5.31	5.26
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	17.43%	17.27%	17.21%
Harbor International Growth Fund	12.83	12.64	12.64
Harbor Global Value Fund	6.60	6.36	6.32

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2007

Standard & Poor’s 500 (S&P 500); large cap, domestic equity	8.56%
Dow Jones Wilshire 5000; entire U.S. stock market	9.06
Russell 1000® Growth; large cap, domestic equity	8.42
Russell Midcap® Growth; domestic equity	11.77
Russell 2000® Growth; small cap, domestic equity	7.42
Russell 1000® Value; large cap, domestic equity	9.79
Russell Midcap® Value; domestic equity	12.78
Russell 2000® Value; small cap, domestic equity	6.36
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	15.46
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	15.81
Morgan Stanley Capital International World (MSCI World); global equity	11.87

Harbor Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUNDS EXPENSE RATIOS[1]					Morningstar Universe Quartile Average[2] (Unaudited)
	2003*	2004*	2005*	2006*	2007[e]
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.71%	0.67%	0.68%	0.67%	0.67%	0.86%
Retirement Class	0.94	0.92	0.92	0.92	0.92	1.11
Investor Class	1.13	1.10	1.10	1.07	1.05	1.07
Harbor Mid Cap Growth Fund
Institutional Class	1.20%	0.98%	0.95%	0.94%	0.91%	1.11%
Retirement Class	1.40	1.23	1.18	1.18	1.16	1.19
Investor Class	1.40	1.38	1.38	1.32	1.28	1.50
Harbor Small Cap Growth Fund
Institutional Class	0.93%	0.83%	0.84%	0.82%	0.82%	1.15%
Retirement Class	1.16	1.08	1.09	1.07	1.07	1.43
Investor Class	1.36	1.25	1.27	1.22	1.20	1.45
Harbor Small Company Growth Fund
Institutional Class	N/A	N/A	N/A	0.92%[a,b]	0.87%	1.30%
Retirement Class	N/A	N/A	N/A	1.18 [a,b]	1.12	1.33
Investor Class	N/A	N/A	N/A	1.31 [a,b]	1.25	1.50
Harbor Large Cap Value Fund
Institutional Class	0.77%	0.68%	0.70%	0.68%	0.68%	0.76%
Retirement Class	0.93	0.92	0.95	0.93	0.93	1.20
Investor Class	1.17	1.10	1.10	1.08	1.06	1.01
Harbor Mid Cap Value Fund
Institutional Class	1.20%	1.02%	0.95%	0.95%	0.95%	1.12%
Retirement Class	— [d]	— [d]	1.18	1.18	1.20	1.26
Investor Class	1.39	1.39	1.38	1.32	1.33	1.39
Harbor Small Cap Value Fund
Institutional Class	0.94%	0.84%	0.83%	0.83%	0.83%	1.04%
Retirement Class	1.18	0.93	1.08	1.08	1.08	1.37
Investor Class	1.29	1.25	1.26	1.23	1.21	1.35
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.89%	0.86%	0.87%	0.85%	0.84%	0.99%
Retirement Class	1.14	1.11	1.12	1.10	1.09	1.33
Investor Class	1.31	1.29	1.30	1.24	1.22	1.14
Harbor International Growth Fund
Institutional Class	0.98%	0.93%	1.00%	0.98%	0.87%	1.09%
Retirement Class	— [d]	1.19	1.24	1.23	1.11	1.44
Investor Class	1.40	1.39	1.39	1.37	1.25	1.43
Harbor Global Value Fund
Institutional Class	N/A	N/A	N/A	1.00%[a,c]	0.99%	1.26%
Retirement Class	N/A	N/A	N/A	1.25 [a,c]	1.25	1.48
Investor Class	N/A	N/A	N/A	1.38 [a,c]	1.38	1.83

*	Audited
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2

Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the December 31, 2006 Morningstar Universe with the same investment styles as the comparable Harbor Funds’ portfolio. Retirement and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the December 31, 2006 Morningstar universe excluding Institutional Share Class Funds with the same investment style as the comparable Harbor Funds’ portfolio. Quartile groups are created by sorting the universe on fund assets and dividing the universe into quartile groups to calculate averages. The quartile average presented is based on the respective quartile group for each Harbor fund.

a	Annualized.
b	For the period February 1, 2006 (inception) through October 31, 2006.
c	For the period August 7, 2006 (inception) through October 31, 2006.
d	Assets in this class were too small to incur any expense for the period.
e	Unaudited annualized figures for the six-month period ended April 30, 2007.

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

Equity markets continued their strong advance into a fifth consecutive year in the fiscal first half year ended April 30, 2007. Developed markets around the world, as represented by the MSCI World Index, had an 11.87% return in U.S. dollars. Stocks from all 23 of the countries making up the index had positive returns, as did all 10 of the economic sectors in the index.

Equities outside the U.S. generally outperformed domestic stocks as indicated by the 15.46% return for the MSCI EAFE Index in the first half compared to the 9.06% return for the Dow Jones Wilshire 5000, a measure of the broad U.S. equities markets.

The strength in equities was propelled by the realization of strong economic growth in many parts of the world, generally low interest rates around the world and continued favorable corporate earnings reports. Unusually strong merger and acquisition activity also helped push equity prices higher. These favorable factors for equities helped to offset lingering inflationary fears, signs of slowing economic growth in the U.S., and continuing geopolitical concerns.

Within the U.S. equities markets, mid capitalization stocks led the way, followed by large caps, with small cap stocks trailing the other two categories. Value stocks outpaced growth by a narrow margin. All economic sectors within the Standard & Poor’s 500 Index had positive returns.

While indications of economic strength prompted central banks in several countries to raise interest rates, the U.S. Federal Reserve continued to hold its target federal funds rate steady at 5.25%. Fed policy makers and investors continued to scrutinize the latest economic data in an effort to determine whether inflation or the possibility of a further economic slowdowns posed the bigger threat. In this uncertain interest rate environment, fixed income markets produced modest returns for the fiscal half year.

Returns of various market sectors are shown in the table below.

	RETURNS FOR PERIOD ENDED APRIL 30, 2007				30 Years 1977-2006 Annual Rates as of December 31, 2006
			Average Annualized
Index	6 Months	1 Year	5 Years	10 Years
Dow Jones Wilshire 5000 (entire U.S. stock market)	9.06%	14.52%	9.67%	8.71%	13.10%
S&P 500 (large cap stocks)	8.56	15.22	8.58	8.15	12.94
Russell Midcap® (mid cap stocks)	12.24	15.24	14.20	12.85	N/A
Russell 2000® (small cap stocks)	6.86	7.83	11.14	10.40	N/A
Russell 2000® Growth	7.42	4.53	8.91	6.71	N/A
Russell 2000® Value	6.36	11.22	13.06	13.42	N/A
MSCI EAFE (foreign stocks)	15.46	19.81	16.64	8.72	12.39
MSCI World (global stocks)	11.87	16.98	12.17	8.00	11.69
Merrill Lynch High-Yield Master II (high-yield bonds)	6.91	12.36	10.02	6.81	N/A
LB Aggregate (domestic bonds)	2.64	7.35	5.06	6.35	8.45
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.58	5.16	2.65	3.80	N/A

Harbor Domestic Equity Funds

The mid cap leadership exhibited in the broader markets was also reflected within the Harbor Funds lineup. The Harbor Mid Cap Growth Fund was up 13.23% (Institutional Class) compared to its Russell Midcap® Growth benchmark, which had a return of 11.77%. The Harbor Mid Cap Value Fund had a return of 13.03% (Institutional Class) modestly exceeding its Russell Midcap® Value benchmark, which was up 12.78%. The Harbor Small Cap Growth Fund was up 7.65% (Institutional Class), slightly ahead of its Russell 2000® Growth benchmark that had a return of 7.42%. Comments from portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.

Harbor International Equity Funds

The strength in the international equities markets was generally reflected in the performance of the Harbor international and global funds. Returns of international stocks, as expressed in U.S. dollars, also benefited from the U.S. dollar, which weakened against a number of foreign currencies.

The Harbor International Fund had a total return of 17.43% (Institutional Class) in the fiscal first half compared to its MSCI EAFE benchmark, which was up 15.46%. The Harbor International Growth had a 12.83% return (Institutional Class) yet trailed its MSCI EAFE Growth benchmark that had a return of 15.81%. The Harbor Global Value Fund (Institutional Class) completed its first fiscal half year with a 6.60% total return. Comments from portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 66.

New Fund

On May 1, 2007, Harbor Funds added a new domestic equity fund, expanding the Harbor lineup to 16 portfolios. The latest addition is the Harbor SMID Value Fund which focuses on opportunities in out-of-favor stocks in the small and mid cap categories. The new fund is managed by Evercore Asset Management, LLC, which specializes in value-oriented investments in small and mid cap companies, managing portfolios primarily on behalf of institutional clients.

Managing Risk through Diversification

Although equity and fixed income investments both produced positive returns for the fiscal half year, the sharp one-day drop in financial markets on February 27 provided a valuable, although unpleasant, reminder of the risks inherent in investing in any asset class. Experienced investors know that while they cannot eliminate risk, they can reduce it significantly by constructing an asset allocation with a diversified portfolio of equity and fixed income investments. Such diversification is, in fact, an important benefit that can be achieved with mutual funds. Mutual funds can help individuals construct a diversified portfolio in capital markets without having to become experts in analyzing the stocks and bonds of individual companies. Harbor Funds offers a family of mutual funds that can be used to develop an asset allocation with a diversified domestic and international portfolio of equities and a broad fixed income portfolio to assist investors in meeting their financial needs over the long term.

The equities markets have been strong for the last five years. It is tempting in such an environment to “let the winners run.” Investors with a long-term focus know this is the time to review your asset allocation with periodic rebalancing of investments to avoid having excessive exposure to an asset class due to the success of investments or funds in such asset class. The rebalancing discipline helps maintain a diversified portfolio that can be part of a successful investing strategy over the long term.

Thank you for your investment in Harbor Funds.

June 15, 2007

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

Spiros Segalas

Portfolio Manager (since 1990)

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks with more volatility than the market.

TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	4.6%
Gilead Sciences Inc.	3.5
Adobe Systems Inc.	3.2
QUALCOMM Inc.	3.2
Roche Holdings Ltd. Sponsored ADR (SWS)	3.2
Walt Disney Co.	3.2
Apple Inc.	2.8
Microsoft Corp.	2.7
American International Group Inc.	2.6
Cisco Systems Inc.	2.6

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Economic growth in the U.S. moderated in the final months of 2006, but robust global economies stepped in to pick up the slack, driving the strongest cumulative global GDP growth of the decade. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would wane due to weak housing and automotive markets. Inflation measures proved sufficiently benign to keep the Federal Reserve from hiking the federal funds rate above 5.25%. Corporate profits remained strong, interest rates stayed low, and liquidity was abundant.

U.S. economic growth slowed further in the first quarter of 2007, as businesses tempered investment and drew more heavily on inventories to meet demand. Hiring levels remained healthy, however, and wages continued to grow modestly. A sharp spike in energy prices during the final weeks of March reflected, in part, renewed geopolitical tensions in the Middle East. Capital markets volatility increased on growing concerns about the subprime mortgage market. The situation was exacerbated by an ongoing correction in the residential real estate market, where both prices and turnover continued to moderate.

Performance

Through our internal fundamental research and interactive investment process, we seek to invest in companies with above-average, long-term growth in unit sales, revenues, earnings, and cash flows. We hope to capture the acceleration of a company’s growth or the inflection point in its growth rate not fully reflected in its stock price. We build the portfolio from the bottom up, selecting stocks one at a time, based on the fundamentals of individual companies.

The Harbor Capital Appreciation Fund returned 6.01% (Institutional Class), 5.88% (Retirement Class), and 5.82% (Investor Class) in the six months ended April 30, 2007, underperforming the Russell 1000® Growth Index benchmark, which rose 8.42%. The Fund also underperformed the broader market as measured by the S&P 500 Index, which advanced 8.60%. In both indices, the materials, utilities, and energy sectors posted the largest gains, while advances in information technology, health care, and the consumer sectors were comparatively modest.

Stock selection in the consumer sectors was the major detractor from the Fund’s performance relative to the benchmark, as strong advances by Coach, Disney, and Nike only partially offset declines in Whole Foods Market, Starbucks, and International Game Technology. Luxury accessories maker Coach continued to deliver consistent, above-average earnings growth, while Disney’s business, we believe, is one of the media sector’s most balanced and best positioned for growth. We expect Nike to benefit from strong growth prospects, product and geographic diversification, a strong balance sheet, and healthy cash flow.

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

We believe that meaningful increases in Whole Foods Market’s new-store opening costs and reduced comparable-store sales gains will likely limit the organic food retailer’s earnings per share growth in 2007. We have consequently eliminated our position in the stock. We see significant further expansion opportunities for Starbucks, especially internationally, which could fuel substantial earnings growth for years to come. We expect slot machine leader International Game Technology, which has an extensive game library, significant intellectual property, investments in licensed themes, and solid ongoing game development, to benefit from global gaming expansion and product cycle changes.

Stock selection also hurt Fund performance in information technology, where a number of our holdings suffered from the impact of weaker-than-expected demand and concerns about options backdating. Despite Marvell Technology’s decline, we believe the chipmaker’s revenue growth and operating margin expansion prospects remain strong, as the company reduces chip production costs, reaps the benefits of economies of scale, and wins new opportunities. Given inventory problems and softer-than-expected sales at wireless phone maker Motorola, we have closed out our position in its shares. Apple and QUALCOMM, on the other hand, had strong results. Apple’s growth has been driven by the strength of iPod sales and resurgence in Macintosh computer sales. We expect the company to continue to benefit from its creativity and innovation in product design and marketing. QUALCOMM, the world leader in digital cell phone technology, has an extensive patent portfolio and unique technology expertise.

Stock selection worked well in the health care sector, as Gilead Sciences, Alcon, and Abbott Laboratories generated solid returns. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products, while Alcon’s long-term growth centers on a premium intraocular lens opportunity, geographic expansion in pharmaceuticals, and organic operating leverage. We like Abbott’s stent business and the prospects for Humira, the company’s rheumatoid arthritis treatment.

Stock selection was beneficial in financials as well, as many of our capital markets holdings, including Goldman Sachs, posted record-setting results on surging profits growth. NYSE Euronext was another noteworthy performer in the sector. The company was recently formed by the merger of the New York Stock Exchange with Euronext, which operates the Paris, Brussels, Amsterdam, and Lisbon bourses. The new entity has unprecedented scale and global presence, as well as exposure to the lucrative derivatives stream. We believe the merger offers substantial cost-saving opportunities and the potential for several years of dynamic growth.

Outlook and Strategy

We believe that economic expansion is likely to continue to moderate over the course of 2007. While concerns about inflation and rising interest rates have diminished somewhat because of moderating commodity prices and slower economic growth, inflation above the Fed’s targeted 1%-2% annual rate remains an issue for the equity market. Corporate earnings growth is beginning to slow, which is hardly surprising at this stage of the economic cycle. We believe the companies in which we invest should generate better-than-average growth in revenues, earnings, and cash flows in this environment. We believe that the portfolio is trading at a reasonable premium to the overall market given its favorable relative earnings outlook.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 012

Cusip: 411511504

Ticker: HACAX

Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 212

Cusip: 411511827

Ticker: HRCAX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 412

Cusip: 411511819

Ticker: HCAIX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	64	676
Total Net Assets (000s)	$8,901,146	N/A
Weighted Average Market Cap ($MM)	$80,097	$70,671
Adjusted Price/Earnings Ratio (P/E)	29.3x	26.1x
Price/Book Ratio (P/B)	6.3x	5.5x
Beta vs Russell 1000® Growth Index	1.07	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	33%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Capital Appreciation Fund
	Institutional Class	6.01%	4.95%	5.64%	7.35%	$20,322
	Retirement Class	5.88	4.69	5.43	7.11	19,874
	Investor Class	5.82	4.56	5.20	6.90	19,481
	Comparative Indices
	Russell 1000® Growth	8.42%	12.25%	6.22%	5.32%	$16,791
	S&P 500	8.56	15.22	8.58	8.15	21,682
As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class); 0.92% (Retirement Class); and 1.07% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Capital Appreciation Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.67%

Total Net Assets (000s):

    $7,946,670

RETIREMENT CLASS

Expense Ratio: 0.92%

Total Net Assets (000s):

    $271,279

INVESTOR CLASS

Expense Ratio: 1.05%

Total Net Assets (000s):

    $683,197

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,060.12	$3.43
Hypothetical (5% return)	1,000.00	1,021.39	3.36
Retirement Class
Actual	$1,000.00	$1,058.82	$4.70
Hypothetical (5% return)	1,000.00	1,020.11	4.62
Investor Class
Actual	$1,000.00	$1,058.19	$5.36
Hypothetical (5% return)	1,000.00	1,019.45	5.26
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.4%)

COMMON STOCKS—99.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.0%
1,992,800	Boeing Co.	$185,331
2,471,400	United Technologies Corp.	165,905

		351,236

BEVERAGES—2.2%
2,945,200	PepsiCo Inc.	194,648

BIOTECHNOLOGY—5.8%
2,556,900	Genentech Inc.*	204,526
3,815,400	Gilead Sciences Inc.*	311,795

		516,321

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—5.3%
5,751,100	Charles Schwab Corp.[1]	$109,961
874,200	Goldman Sachs Group Inc.	191,109
2,659,300	UBS AG	172,589

		473,659

CHEMICALS—1.4%
2,104,300	Monsanto Co.	124,133

COMMUNICATIONS EQUIPMENT—7.1%
8,792,000	Cisco Systems Inc.*	235,098
880,400	Juniper Networks Inc.*	19,686
6,538,800	QUALCOMM Inc.	286,399
666,900	Research In Motion Ltd.*	87,751

		628,934

COMPUTERS & PERIPHERALS—4.7%
2,465,000	Apple Inc.*	246,007
4,156,700	Hewlett-Packard Co.	175,163

		421,170

CONSUMER FINANCE—1.3%
1,858,700	American Express Co.	112,767

DIVERSIFIED FINANCIAL SERVICES—2.3%
53,100	IntercontinentalExchange Inc.*	6,744
1,929,200	NYSE Euronext[1]	162,689
472,100	The McGraw-Hill Cos. Inc.	30,937

		200,370

ELECTRICAL EQUIPMENT—0.8%
2,067,800	Suntech Power Holdings Co. Ltd. ADR (CHN)[2]*	75,020

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
1,504,800	Sony Corp. ADR (JP)[2]	80,146

ENERGY EQUIPMENT & SERVICES—1.0%
1,224,900	Schlumberger Ltd.[1]	90,434

HEALTH CARE EQUIPMENT & SUPPLIES—4.8%
1,179,100	Alcon Inc. (SWS)	159,096
2,322,000	Baxter International Inc.	131,495
3,149,100	St. Jude Medical Inc.*	134,750

		425,341

HEALTH CARE PROVIDERS & SERVICES—0.1%
125,600	WellPoint Inc.*	9,919

HOTELS, RESTAURANTS & LEISURE—3.7%
2,612,300	International Game Technology	99,633
2,825,300	Marriott International Inc. Cl. A1	127,732
3,204,100	Starbucks Corp.[1]*	99,391

		326,756

HOUSEHOLD PRODUCTS—3.4%
1,829,400	Colgate-Palmolive Co.	123,924
2,753,077	Procter & Gamble Co.	177,050

		300,974

INDUSTRIAL CONGLOMERATES—1.8%
4,382,100	General Electric Co.	161,524

INSURANCE—2.6%
3,336,400	American International Group Inc.	233,248

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET SOFTWARE & SERVICES—6.4%
3,451,800	eBay Inc.[1]*	$117,154
870,600	Google Inc. Cl. A*	410,383
1,617,600	Yahoo! Inc.*	45,358

		572,895

IT SERVICES—0.7%
1,178,200	Infosys Technologies Ltd. ADR (IND)[1,2]	61,679

MEDIA—5.3%
8,456,000	News Corp. Cl. A1	189,330
8,038,800	Walt Disney Co.[1]	281,197

		470,527

MULTILINE RETAIL—4.5%
2,882,400	Federated Department Stores Inc.	126,595
1,082,400	J.C. Penney Co. Inc.	85,607
800,700	Kohl’s Corp.*	59,284
2,139,200	Target Corp.	127,004

		398,490

OIL, GAS & CONSUMABLE FUELS—1.3%
1,609,100	Occidental Petroleum Corp.	81,581
453,800	Suncor Energy Inc.	36,531

		118,112

PHARMACEUTICALS—8.6%
2,810,500	Abbott Laboratories[1]	159,131
1,310,600	Merck & Co. Inc.	67,417
1,970,800	Novartis AG ADR (SWS)[2]	114,484
2,986,100	Roche Holdings Ltd. Sponsored ADR (SWS)[2]	282,352
782,200	Schering-Plough Corp.	24,819
2,115,000	Wyeth	117,382

		765,585

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
3,974,450	Broadcom Corp. Cl. A1*	129,368
5,748,600	Intel Corp.	123,595
8,547,400	Marvell Technology Group Ltd.[1]*	137,870
683,500	NVIDIA Corp.*	22,480

		413,313

SOFTWARE—7.3%
6,903,400	Adobe Systems Inc.*	286,905
2,489,500	Electronic Arts Inc.*	125,496
7,912,700	Microsoft Corp.	236,906

		649,307

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—2.0%
1,800,400	Best Buy Co. Inc.	$83,989
3,166,800	Lowe’s Cos. Inc.	96,777

		180,766

TEXTILES, APPAREL & LUXURY GOODS—4.1%
4,570,000	Coach Inc.*	223,153
2,655,000	Nike Inc. Cl. B1	142,998

		366,151

WIRELESS TELECOMMUNICATION SERVICES—1.6%
1,819,600	NII Holdings Inc. Cl. B1*	139,654

TOTAL COMMON STOCKS (Cost $7,162,208)		8,863,079

SHORT-TERM INVESTMENTS—3.5%
Principal Amount (000s)
COMMERCIAL PAPER
$61,482	American Express Credit Corp. Yrs. 1&2 5.260%—05/01/2007	61,482

Shares
SECURITIES LENDING COLLATERAL
251,549,882	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.320%)	251,550

TOTAL SHORT-TERM INVESTMENTS (Cost $313,032)		313,032

TOTAL INVESTMENTS—103.1% (Cost $7,475,240)		9,176,111

CASH AND OTHER ASSETS, LESS LIABILITIES—(3.1)%		(274,965)

TOTAL NET ASSETS—100.0%		$8,901,146

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2007.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CHN)	China.

(IND)	India.

(JP)	Japan.

(SWS)	Switzerland.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management

Company, LLP

75 State Street

Boston, MA 02109

Michael T. Carmen, CFA, CPA

Portfolio Manager (since 2005)

Mario E. Abularach, CFA

Equity Research Analyst (since 2006)

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

TOP TEN HOLDINGS (% of net assets)

Activision Inc.	2.1%
Network Appliance Inc.	2.1
Fossil Inc.	1.9
Potash Corporation of Saskatchewan Inc. (CAN)	1.8
Jarden Corp.	1.7
Resources Connection Inc.	1.7
Freeport-McMoRan Copper & Gold Inc. Cl. B	1.6
Garmin Ltd.	1.5
Hologic Inc.	1.5
VeriFone Holdings Inc.	1.5

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

U.S. equity markets rose in the fiscal half year as solid corporate earnings and continued merger and acquisition activity offset concerns of a weakening housing and credit environment. Within the Russell Midcap® Growth Index, all 10 economic sectors posted positive returns, led by materials (up 26%), energy (up 19%), and utilities (up 16%). The laggards in this environment were information technology and financials (each up 8%).

Performance

The Harbor Mid Cap Growth Fund outperformed its benchmark, the Russell Midcap® Growth Index, for the six months ended April 30, 2007. The Fund returned 13.23% (Institutional Class), 13.19% (Retirement Class) and 13.11% (Investor Class), while the index returned 11.77%.

The Fund outperformed by maintaining its focus on stock selection. Selection was particularly strong in the consumer discretionary, information technology, and materials sectors. Top contributors to relative and absolute performance included Foster Wheeler (industrials), Potash (materials), and Ctrip.com (consumer discretionary).

Foster Wheeler, a global engineering & construction and power plant operation company, was our best performing stock. The company’s stock rose with a strong earnings report for the fourth quarter of 2006. Our longer term outlook for Foster Wheeler is favorable, given the company’s leverage to robust infrastructure spending in the oil and gas and power generation markets. Canadian fertilizer producer Potash reported record earnings, as growing ethanol demand buoyed the outlook for corn plantings. China’s leading on-line travel company, Ctrip.com, benefited from a booming Chinese tourism industry, a strong brand, and a superior hotel supplier network. The company has been gaining market share and plans to expand offerings into China’s second-tier cities. We continued to hold all three stocks at the end of the fiscal half year.

Stock selection within the health care and financials sectors detracted from relative performance. In terms of individual stocks, The Children’s Place (consumer discretionary), Mentor Corp. (health care) and Nortel (information technology) were among the top detractors from relative performance. The Children’s Place shares were buffeted by weaker than expected comparable-store sales. We eliminated the stock from the portfolio. Shares of Mentor, a maker of breast implants, fell sharply after the company posted disappointing results and cut its sales outlook. Telecom equipment maker Nortel sent investors mixed signals by beating estimates but issuing disappointing guidance. We continued to hold Mentor and Nortel as of April 30, 2007.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

While global economic growth appears to be on track, there clearly has been a deceleration in the U.S. We continue to anticipate 2% to 3% domestic GDP growth, with global growth north of 3% and global profit growth in the single digits. Overall, the inflation picture is mixed, as the recovery in oil prices and increases in grain prices augur increased pressure on inflation and interest rates.

The biggest negative in the economy is housing, which was overbuilt and appears to be correcting. However, we consider physical statistics such as freight volumes and airline passenger figures as more useful gauges of the overall health of the economy. So far these measures have pointed toward steady but slowing growth.

Our bottom-up stock selection process resulted in sector overweights in materials and industrials as of the end of the fiscal half year. We had underweighted positions in financial services and consumer staples.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 019

Cusip: 411511876

Ticker: HAMGX

Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 219

Cusip: 411511793

Ticker: HRMGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 419

Cusip: 411511785

Ticker: HIMGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	96	530
Total Net Assets (000s)	$222,364	N/A
Weighted Average Market Cap ($MM)	$7,257	$9,238
Adjusted Price/Earnings Ratio (P/E)	16.6x	17.7x
Price/Book Ratio (P/B)	4.6x	4.2x
Beta vs Russell Midcap® Growth Index	1.19	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	47%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Mid Cap Growth Fund
	Institutional Class	13.23%	10.32%	10.78%	–0.59%	$9,626
	Retirement Class	13.19	10.13	10.69	–0.69	9,558
	Investor Class	13.11	9.90	10.54	–0.79	9,495
	Comparative Index
	Russell Midcap® Growth	11.77%	11.13%	11.60%	0.89%	$10,595

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.06% (Gross) (Institutional Class); 1.18% (Net) and 1.30% (Gross) (Retirement Class); and 1.32% (Net) and 1.44% (Gross) (Investor Class). The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Mid Cap Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.91%

Total Net Assets (000s):

    $154,492

RETIREMENT CLASS

Expense Ratio: 1.16%

Total Net Assets (000s):

    $57,131

INVESTOR CLASS

Expense Ratio: 1.28%

Total Net Assets (000s):

    $10,741

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,132.27	$4.80
Hypothetical (5% return)	1,000.00	1,020.18	4.55
Retirement Class
Actual	$1,000.00	$1,131.86	$6.12
Hypothetical (5% return)	1,000.00	1,018.91	5.80
Investor Class
Actual	$1,000.00	$1,131.13	$6.79
Hypothetical (5% return)	1,000.00	1,018.27	6.42
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 6.2%)

COMMON STOCKS—93.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.1%
55,000	Teledyne Technologies Inc.[1]*	$2,426

AIR FREIGHT & LOGISTICS—1.0%
42,100	C.H. Robinson Worldwide Inc.[1]	2,251

AUTO COMPONENTS—0.8%
79,400	LKQ Corp.[1]*	1,793

BIOTECHNOLOGY—3.9%
76,700	Alkermes Inc.[1]*	1,260
60,400	Amylin Pharmaceuticals Inc.[1]*	2,496
31,325	Cephalon Inc.[1]*	2,494
94,700	Human Genome Sciences Inc.[1]*	1,020
94,000	Millennium Pharmaceuticals Inc.[1]*	1,042
26,000	ZymoGenetics Inc.[1]*	389

		8,701

CAPITAL MARKETS—1.9%
84,600	AMVESCAP plc ADR[2]	2,006
100,900	E*TRADE Financial Corp.*	2,228

		4,234

CHEMICALS—5.2%
29,700	Agrium Inc. (CAN)	1,150
22,100	Potash Corporation of Saskatchewan Inc. (CAN)	3,968
565,700	Rhodia SA (FR)*	2,331
87,100	Terra Industries Inc.[1]*	1,537
83,500	The Mosaic Company[1]*	2,463

		11,449

COMMERCIAL SERVICES & SUPPLIES—7.6%
153,100	Allied Waste Industries Inc.*	2,047
56,300	American Reprographics Co.[1]*	1,869
87,500	Covanta Holding Corp.[1]*	2,147
68,500	Equifax Inc.	2,726
27,200	Manpower Inc.	2,183
124,800	Resources Connection Inc.*	3,765
54,800	TeleTech Holdings Inc.*	2,068

		16,805

COMMUNICATIONS EQUIPMENT—3.0%
90,900	Juniper Networks Inc.*	2,032
85,600	Nortel Networks Corp. (CAN)*	1,959
333,200	Sonus Networks Inc.[1]*	2,576

		6,567

COMPUTERS & PERIPHERALS—2.1%
128,100	Network Appliance Inc.[1]*	4,767

CONSTRUCTION & ENGINEERING—1.8%
20,200	Fluor Corp.[1]	1,932
31,400	Foster Wheeler Ltd.*	2,161

		4,093

CONTAINERS & PACKAGING—2.3%
52,400	Ball Corp.	2,656
83,800	Owens-Illinois Inc.*	2,522

		5,178

DIVERSIFIED FINANCIAL SERVICES—1.2%
82,300	NASDAQ Stock Market Inc.[1]*	2,680

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
80,800	Tele Norte Leste Participacoes SA ADR[1,2]	1,323

ELECTRICAL EQUIPMENT—1.3%
76,500	Suntech Power Holdings Co. Ltd. ADR[1,2]*	2,775

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
59,500	FLIR Systems Inc.[1]*	$2,409
481,500	Kingboard Chemical Holdings Ltd. (HK)*	2,247

		4,656

ENERGY EQUIPMENT & SERVICES—2.0%
34,500	GlobalSantaFe Corp.	2,267
25,900	Noble Corp.	2,273

		4,540

FOOD PRODUCTS—1.1%
115,500	Tyson Foods Inc. Cl. A	2,421

HEALTH CARE EQUIPMENT & SUPPLIES—6.4%
46,500	Dade Behring Holdings Inc.	2,284
59,400	Hologic Inc.[1]*	3,418
58,700	Kyphon Inc.[1]*	2,736
45,100	Mentor Corp.[1]*	1,755
44,200	Mindray Medical International Ltd. Cl. A Sponsored ADR[1,2]	1,017
71,900	St. Jude Medical Inc.*	3,077

		14,287

HEALTH CARE TECHNOLOGY—0.9%
68,000	IMS Health Inc.[1]	1,994

HOTELS, RESTAURANTS & LEISURE—0.8%
26,300	Ctrip.com International Ltd. ADR[1,2]	1,865

HOUSEHOLD DURABLES—3.2%
57,800	Garmin Ltd.[1]	3,363
88,100	Jarden Corp.[1]*	3,713

		7,076

INSURANCE—0.1%
5,300	Security Capital Assurance Ltd. (BM)	170

IT SERVICES—3.1%
26,500	DST Systems Inc.[1]*	2,068
54,700	MoneyGram International Inc.	1,555
93,000	VeriFone Holdings Inc.[1]*	3,282

		6,905

LEISURE EQUIPMENT & PRODUCTS—0.5%
33,700	Marvel Entertainment Inc.[1]*	995

LIFE SCIENCES TOOLS & SERVICES—0.7%
33,800	Charles River Laboratories International Inc.[1]*	1,601

MACHINERY—2.1%
3,200	Flowserve Corp.	195
44,100	Joy Global Inc.	2,233
36,600	Valmont Industries Inc.[1]	2,301

		4,729

MARINE—1.0%
58,400	Kirby Corp.[1]*	2,207

MEDIA—5.5%
76,800	DreamWorks Animation SKG Cl. A1*	2,249
71,600	Focus Media Holding Ltd. ADR[1,2]*	2,649
458,800	Gemstar-TV Guide International Inc.[1]*	2,037
103,100	Interactive Data Corp.[1]	2,952
157,900	Net Servicos de Comunicacao SA ADR[1,2] *	2,357

		12,244

METALS & MINING—2.4%
51,700	Freeport-McMoRan Copper & Gold Inc. Cl. B1	3,472
25,400	Teck Cominco Ltd. Cl. B (CAN)*	1,931

		5,403

COMMON STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—2.8%
60,600	Dollar Tree Stores Inc.*	$2,383
36,500	Kohl’s Corp.[1]*	2,702
49,600	Saks Inc.*	1,039

		6,124

OIL, GAS & CONSUMABLE FUELS—5.5%
52,700	Cameco Corp. (CAN)	2,457
83,800	Chesapeake Energy Corp.[1]	2,828
35,600	EOG Resources Inc.	2,615
40,100	Murphy Oil Corp.	2,223
36,500	Ultra Petroleum Corp.*	2,070

		12,193

PHARMACEUTICALS—2.3%
108,900	Elan Corp. plc ADR[1,2]*	1,512
131,600	Shionogi & Co. Ltd. (JP)	2,577
43,300	The Medicines Co.[1]*	986

		5,075

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
78,100	NVIDIA Corp.*	2,569

SOFTWARE—6.2%
238,300	Activision Inc.[1]*	4,766
59,100	Adobe Systems Inc.*	2,456
103,200	Cadence Design Systems Inc.[1]*	2,291
51,000	Red Hat Inc.[1]*	1,078
74,200	Transaction Systems Architects Inc. Cl. A*	2,355
31,100	Verint Systems Inc.*	894

		13,840

SPECIALTY RETAIL—2.2%
26,500	Abercrombie & Fitch Co. Cl. A	2,164
59,400	Tiffany & Co.[1]	2,833

		4,997

TEXTILES, APPAREL & LUXURY GOODS—3.5%
148,900	Fossil Inc.[1]*	4,194
50,800	Luxottica Group SpA (IT)	1,777
710,000	Peace Mark (Holdings) Ltd. (HK)	799
21,200	Under Armour Inc. Cl. A1*	1,071

		7,841

TRADING COMPANIES & DISTRIBUTORS—1.2%
76,500	Aircastle Ltd.	2,555

WIRELESS TELECOMMUNICATION SERVICES—3.2%
46,000	American Tower Corp. Cl. A1*	1,748
34,600	Leap Wireless International Inc.*	2,641
7,500	Millicom International Cellular SA (BEL)[1]*	609
28,600	NII Holdings Inc. Cl. B*	2,195

		7,193

TOTAL COMMON STOCKS (Cost $178,960)		208,522

SHORT-TERM INVESTMENTS—33.3%

Principal Amount (000s)
REPURCHASE AGREEMENTS
$16,506	Repurchase Agreement with Bank of America dated April 30, 2007 due May 1, 2007 at 5.110% collateralized by a U.S. Treasury Bond (market value $16,538)	16,506

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Shares		Value (000s)
SECURITIES LENDING COLLATERAL
57,498,499	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.320%)	$57,499

TOTAL SHORT-TERM INVESTMENTS (Cost $74,004)		74,005

TOTAL INVESTMENTS—127.1% (Cost $252,964)		282,527

CASH AND OTHER ASSETS, LESS LIABILITIES—(27.1)%		(60,163)

TOTAL NET ASSETS—100.0%		$222,364

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2007.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(BEL)	Belgium.

(BM)	Bermuda.

(CAN)	Canada.

(FR)	France.

(HK)	Hong Kong.

(IT)	Italy.

(JP)	Japan.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management

Company LLC

One Financial Center

24th Floor

Boston, MA 02111

William Muggia

Lead Portfolio Manager

(since 2000)

Arthur Bauernfeind

Portfolio Manager (since 2000)

Ethan Meyers

Portfolio Manager (since 2000)

Scott Emerman

Portfolio Manager (since 2002)

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

Nuance Communications Inc.	3.3%
Manor Care Inc.	3.2
MGI PHARMA Inc.	2.8
Alexion Pharmaceuticals Inc.	2.7
Hexcel Corp.	2.6
Laureate Education Inc.	2.6
SkillSoft plc ADR	2.5
Hanover Compressor Co.	2.4
RBC Bearings Inc.	2.4
Immucor Inc.	2.2

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Small cap growth stocks began 2007 by extending the advance that had commenced back in the summer of 2006, rallying over 6% through mid February, as measured by the Russell 2000® Growth Index. Commentary from Chinese authorities on controlling the pace of economic growth and market speculation catalyzed a sell-off in U.S. stocks that took the index down by more than 8%. While there was plenty to keep investors anxious—including subprime lending, the housing slowdown, mixed economic data, and rising tensions in Iran—the market promptly recovered. Small cap growth stocks returned over 7% for the six months ended April 30, 2007.

Performance

The Harbor Small Cap Growth Fund returned 7.65% (Institutional Class), 7.47% (Retirement Class), and 7.38% (Investor Class) for the fiscal half year. By comparison, the Russell 2000® Growth Index returned 7.42%.

The financials sector also provided positive relative performance, adding 137 basis points (approximately 1.4. percentage points) to fund returns. State Street Corporation announced the acquisition of fund holding Investors Financial Services, a provider of custody, accounting, and fund administration to the financial services industry. Merger and acquisition activity among big industry peers had kept us involved in this long-time holding as we anticipated that it would gain opportunities to take business from distracted competitors. Also contributing to returns were commercial banks. UCBH, a California-based bank, announced an acquisition creating an apparent strategic advantage, as it is now the only U.S. ethnic community bank with a full banking license in mainland China.

Stocks in the information technology sector added 134 basis points to the fund’s relative performance. Nuance Communications, a provider of voice recognition software, was the largest contributor to sector returns. In January, the company signed a deal with Ford Motor Co. that signals an entry of its products into the vast mid-tier car market. An acquisition in the mobile communications market and one in the health care transcription market have, we believe, enhanced its competitive positioning and growth prospects. SkillSoft, a provider of web-based training resources, also contributed meaningfully to results. Late in 2006, SkillSoft bought its only relevant competitor, NetG, a division of Thomson Learning. In March, SkillSoft reported fourth quarter results that were better than expected on all metrics.

Stock selection within the energy sector also was beneficial to results. In particular, Hanover Compressor agreed to merge with Universal Compressor, creating a virtual monopoly in the business of renting natural gas compression equipment. Hanover also posted a strong quarter with revenue and earnings results well ahead of Wall Street expectations.

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

The fund has been underweight in consumer discretionary holdings for some time as our research of company fundamentals has led to concern about prospects for the consumer, given the advanced stage of the Fed tightening campaign and concerns about the impact of the deflating housing bubble. Results within consumer discretionary were mixed. A proposed management-led buyout propelled the shares of for-profit education company Laureate. Another company that helped the sector was Stewart Enterprises, a business that provides funeral and cemetery services. Stewart reported positive results, with solid revenue growth in both its cemetery operations and “pre-need” sales. Results of specialty retailer Tween Brands, parent company to Limited Too and Justice, were disappointing. We exited the position due to evidence of slowing mall traffic and our belief that the company would have difficulty meeting lowered guidance in upcoming quarters.

Stock selection within industrials hurt relative performance by -57 basis points. Although the industrials sector has seen evidence of a slowdown, we believe that many companies will benefit from their exposure to growing international demand. Interline Brands, a distributor of maintenance, repair, and operations products, posted a modest positive earnings surprise and demonstrated impressive organic sales growth, yet the stock was down and hurt relative returns by -33 basis points. We continued to find interesting growth stocks in the sector, including a recent purchase of Allegiant Travel, a low-cost passenger airline servicing smaller cities.

After delivering over six percentage points of positive relative performance in calendar year 2006, stocks in the health care sector consolidated in the beginning of 2007, losing 107 basis points to the index for the fiscal half year. Three of the five biggest detractors from fund returns were from the sector. We continue to believe in our health care holdings and find valuations very attractive. For example, Palomar Medical Technologies, a manufacturer of medical and cosmetic lasers, retreated after Johnson & Johnson signed a licensing agreement with a Palomar competitor. We remain enthused about the aesthetic laser market, the superiority of Palomar’s core technology and products, and, most importantly, prospects for a consumer device resulting from its partnership with Gillette. We sold American Medical Systems, a manufacturer of products for urological disorders, given our contention that Street estimates had become too aggressive; the company subsequently reported earnings for the first quarter of 2007 that fell short of analysts’ estimates.

Outlook and Strategy

We anticipate a further slowdown in U.S. economic activity and a benign interest rate environment. We believe this will be a great environment for quality growth companies, whose growth prospects will be coveted and whose multiples are likely to expand. We look for traditional growth sectors like health care, technology, and consumer discretionary to lead the market. Thematically, we remain interested in alternative energy, biotechnology, metals, aesthetic health care, and suppliers to the aging U.S. power grid.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 010

Cusip: 411511868

Ticker: HASGX

Inception Date: 11-01-2000

RETIREMENT CLASS

Fund #: 210

Cusip: 411511769

Ticker: HRSGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 410

Cusip: 411511777

Ticker: HISGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	67	1,288
Total Net Assets (000s)	$719,531	N/A
Weighted Average Market Cap ($MM)	$1,741	$1,326
Adjusted Price/Earnings Ratio (P/E)	30.2x	34.3x
Price/Book Ratio (P/B)	5.8x	4.9x
Beta vs Russell 2000® Growth Index	0.96	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	17%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 11-01-2000 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Cap Growth Fund
	Institutional Class	7.65%	0.66%	9.20%	8.50%	$16,988
	Retirement Class	7.47	0.37	8.97	8.28	16,759
	Investor Class	7.38	0.24	8.81	8.15	16,634
	Comparative Index
	Russell 2000® Growth	7.42%	4.53%	8.91%	2.29%	$11,589
As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Institutional Class); 1.07% (Retirement Class) and 1.22% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Small Cap Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.82%

Total Net Assets (000s)

    $633,331

RETIREMENT CLASS

Expense Ratio: 1.07%

Total Net Assets (000s):

    $38,502

INVESTOR CLASS

Expense Ratio: 1.20%

Total Net Assets (000s):

    $47,698

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,076.45	$4.24
Hypothetical (5% return)	1,000.00	1,020.62	4.12
Retirement Class
Actual	$1,000.00	$1,074.75	$5.52
Hypothetical (5% return)	1,000.00	1,019.34	5.37
Investor Class
Actual	$1,000.00	$1,073.79	$6.18
Hypothetical (5% return)	1,000.00	1,018.69	6.02
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.2%)

COMMON STOCKS—95.8%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.6%
851,200	Hexcel Corp.*	$18,471

AIRLINES—0.6%
137,894	Allegiant Travel Co.	4,425

BIOTECHNOLOGY—8.2%
469,100	Alexion Pharmaceuticals Inc.*	19,637
1,025,000	Human Genome Sciences Inc.*	11,039
416,900	OSI Pharmaceuticals Inc.*	14,466
293,200	Vanda Pharmaceuticals Inc.	6,307
247,600	Vertex Pharmaceuticals Inc.*	7,611

		59,060

CAPITAL MARKETS—1.9%
217,100	Investors Financial Services Corp.	13,434

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—4.3%
252,377	East West Bancorp Inc.	$10,060
351,800	Signature Bank*	11,067
550,500	UCBH Holdings Inc.	9,887

		31,014

COMMERCIAL SERVICES & SUPPLIES—3.3%
50,050	Corporate Executive Board Co.	3,185
443,000	Knoll Inc.	10,287
340,425	Waste Connections Inc.*	10,611

		24,083

COMMUNICATIONS EQUIPMENT—2.8%
323,600	Dycom Industries Inc.*	8,385
770,900	Foundry Networks Inc.*	11,656

		20,041

DIVERSIFIED CONSUMER SERVICES—5.6%
501,979	Corinthian Colleges Inc.	6,942
314,900	Laureate Education Inc.*	18,595
106,400	New Oriental Education & Technology Group Inc. ADR[1]*	4,655
1,370,200	Stewart Enterprises Inc. Cl. A	10,304

		40,496

ENERGY EQUIPMENT & SERVICES—5.6%
788,300	Hanover Compressor Co.*	17,051
364,800	Oil States International Inc.*	12,378
304,000	Superior Energy Services Inc.*	11,044

		40,473

HEALTH CARE EQUIPMENT & SUPPLIES—6.0%
480,307	Immucor Inc.*	15,672
367,000	Palomar Medical Technologies Inc.*	15,025
310,506	PolyMedica Corp.	12,557

		43,254

HEALTH CARE PROVIDERS & SERVICES—5.4%
297,500	Gentiva Health Services Inc.*	5,569
349,600	Manor Care Inc.	22,686
419,100	Odyssey HealthCare Inc.*	5,591
371,300	Sun Healthcare Group Inc.	4,656

		38,502

HOTELS, RESTAURANTS & LEISURE—3.6%
235,600	P.F. Chang’s China Bistro Inc.*	9,012
667,018	Texas Roadhouse Inc. Cl. A*	9,751
181,700	WMS Industries Inc.	7,243

		26,006

INTERNET SOFTWARE & SERVICES—4.6%
2,234,876	SkillSoft plc ADR[1]*	18,036
271,481	Sohu.com Inc. (CHN)*	6,874
323,600	Websense Inc.	7,996

		32,906

IT SERVICES—1.6%
234,500	Global Cash Access Holdings Inc.	3,675
1,116,200	Sapient Corp.*	8,070

		11,745

LIFE SCIENCES TOOLS & SERVICES—1.8%
186,800	Dionex Corp.	12,889

MACHINERY—5.5%
58,625	A.S.V. Inc.*	890
261,302	Actuant Corp. Cl. A*	13,849

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—Continued
264,900	Gehl Co.*	$7,753
457,508	RBC Bearings Inc.*	17,390

		39,882

MEDIA—1.2%
445,200	Valassis Communications Inc.	8,530

OIL, GAS & CONSUMABLE FUELS—3.2%
297,500	Foundation Coal Holdings Inc.	11,718
264,950	Quicksilver Resources Inc.*	11,091

		22,809

PHARMACEUTICALS—6.7%
888,200	Adolor Corp.	3,180
382,200	Medicis Pharmaceutical Corp. Cl. A	11,619
922,900	MGI PHARMA Inc.*	20,322
427,800	Santarus Inc.	3,268
438,700	The Medicines Co.*	9,994

		48,383

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.0%
397,400	DiamondRock Hospitality Co.	7,268

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.2%
946,800	AMIS Holdings Inc.	10,983
284,450	ATMI Inc.*	8,798
139,000	FormFactor Inc.*	5,739
1,633,000	PMC-Sierra Inc.*	12,623
279,408	Power Integrations Inc.	7,223
321,400	Tessera Technologies Inc.*	13,753

		59,119

SOFTWARE—8.4%
676,119	Informatica Corp.*	9,952
475,973	Net 1 UEPS Technologies Inc.	11,985
1,552,700	Nuance Communications Inc.*	23,927
522,700	Quest Software Inc.*	8,891
194,973	Verint Systems Inc.*	5,606

		60,361

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—1.0%
247,000	Hibbett Sports Inc.	$7,200

TEXTILES, APPAREL & LUXURY GOODS—1.1%
583,500	Quiksilver Inc.	7,761

TRADING COMPANIES & DISTRIBUTORS—1.6%
532,000	Interline Brands Inc.*	11,630

TOTAL COMMON STOCKS (Cost $526,209)		689,742

SHORT-TERM INVESTMENTS—3.3%
(Cost $23,517)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$23,517	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $23,991)	23,517

TOTAL INVESTMENTS—99.1% (Cost $549,726)		713,259

CASH AND OTHER ASSETS, LESS LIABILITIES—0.9%		6,272

TOTAL NET ASSETS—100.0%		$719,531

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CHN)	China.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

NorthPointe Capital®, LLC

101 West Big Beaver Road

Suite 745

Troy, MI 48084

Carl Wilk, CFP

Portfolio Manager (since 2006)

NorthPointe has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

ON Semiconductor Corp.	2.0%
ProAssurance Corp.	1.9
Sciele Pharma Inc.	1.9
West Pharmaceutical Services Inc.	1.9
World Acceptance Corp.	1.9
World Fuel Services Corp.	1.9
Crocs Inc.	1.8
Navigators Group Inc.	1.8
Silicon Motion Technology Corp. ADR	1.8
UAP Holding Corp.	1.8

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Since October 2006 major equity indices have made solid gains despite a short-lived sell-off in late February. This performance was driven, in part, by a stable interest rate environment and increased merger and acquisition activity. Overall, markets have continued to benefit from the availability of credit and from subdued inflation.

With respect to the broader indices, small cap stocks have lagged their mid cap and large cap peers. On a style basis, small cap growth has outperformed small cap value. Small cap growth sectors with the best performance included materials, utilities, and consumer discretionary, while the telecommunications services, financials, and health care sectors were laggards.

Performance

The Harbor Small Company Growth Fund returned 7.07% (Institutional Class), 6.89% (Retirement Class), and 6.90% (Investor Class) for the fiscal half year. Our benchmark, the Russell 2000® Growth Index, returned 7.42%.

The Fund’s underperformance relative to the index was driven by its minimal exposure to the sector that led the benchmark’s return (mostly deep cyclical and commodity) since early October 2006. Specifically, during the six months ended April 30, 2007, the materials, utilities, and energy sectors within the index returned 22%, 12%, and 8%, respectively. The Harbor Small Company Growth Fund was underweight in each of these sectors. In fact, the Fund had little exposure to materials and utilities, thus contributing to our modest underperformance.

With respect to individual securities, our biggest contributors included ON Semiconductor Corp. and Silicon Motion, both in the information technology sector, and Crocs, in the consumer discretionary sector. ON Semiconductor rose 72% and Silicon Motion gained 58%, while Crocs was up 41%.

Detractors from performance included TTM Technologies (information technology), AngioDynamics (health care) and Greenbrier (industrials). These stocks were down 24%, 23%, and 24%, respectively. We exited our position in Greenbrier, a transportation equipment manufacturer, due to its poor financial results. We continue to own TTM Technologies and AngioDynamics because we believe these companies have favorable near-term outlooks.

Investments in the health care and consumer discretionary sectors were the biggest contributors to both absolute and relative performance. Health care and consumer discretionary stocks made up about 16% and 18% of the portfolio, respectively, on average over the period. While both sectors were underweight the benchmark, they returned 11% and 10%, respectively, compared with 4% and 6% for the index.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY—Continued

Detractors in the Fund’s portfolio on a sector basis included materials and utilities, which, combined, comprised less than 1% of the portfolio. Within the benchmark these sectors returned 22% and 12%, respectively, versus a negative 5% and 0% within the Fund.

As of April 30, 2007, investments in information technology, industrials, consumer discretionary, and health care were the largest sector weights in the portfolio. Compared with the index, the biggest sector overweights were in information technology, financials, and industrials. The largest below-benchmark allocations were in health care, consumer discretionary, and materials.

Outlook and Strategy

Our 2007 outlook for the small cap market remains somewhat favorable, driven by our expectation of low inflation and high liquidity, although we believe lower earnings concerns are justified. We remain vigilant as we believe macroeconomic and geopolitical factors are likely to lead to continued market volatility. We anticipate that such volatility could create opportunities to add new positions or build on existing positions, as determined by our bottom-up, fundamental approach to stock selection. Regardless of which circumstances ultimately prevail, we remain focused on seeking superior returns through a complete market cycle.

NorthPointe Capital®, LLC is a federally registered service mark of NWD Investment Management, Inc.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Company Growth Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 026

Cusip: 411511496

Ticker: HGSCX

Inception Date: 02-01-2006

RETIREMENT CLASS

Fund #: 226

Cusip: 411511470

Ticker: HSGRX

Inception Date: 02-01-2006

INVESTOR CLASS

Fund #: 426

Cusip: 411511488

Ticker: HSGIX

Inception Date: 02-01-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	72	1,288
Total Net Assets (000s)	$16,962	N/A
Weighted Average Market Cap ($MM)	$1,000	$1,326
Adjusted Price/Earnings Ratio (P/E)	26.0x	34.3x
Price/Book Ratio (P/B)	3.8x	4.9x
Beta vs Russell 2000® Growth Index	1.05	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	40%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 02-01-2006 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Year	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Company Growth Fund
	Institutional Class	7.07%	2.16%	N/A	7.19%	$10,900
	Retirement Class	6.89	1.88	N/A	6.87	10,860
	Investor Class	6.90	1.78	N/A	6.79	10,850
	Comparative Index
	Russell 2000® Growth	7.42%	4.53%	8.91%	6.91%	$10,871

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Net) and 3.11% (Gross) (Institutional Class); 1.12% (Net) and 3.37% (Gross) (Retirement Class); and 1.25% (Net) and 3.50% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

Harbor Small Company Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.87%

Total Net Assets (000s):

    $14,430

RETIREMENT CLASS

Expense Ratio: 1.12%

Total Net Assets (000s):

    $1,106

INVESTOR CLASS

Expense Ratio: 1.25%

Total Net Assets (000s):

    $1,426

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,070.73	$4.45
Hypothetical (5% return)	1,000.00	1,020.39	4.34
Retirement Class
Actual	$1,000.00	$1,068.90	$5.74
Hypothetical (5% return)	1,000.00	1,019.11	5.60
Investor Class
Actual	$1,000.00	$1,069.00	$6.40
Hypothetical (5% return)	1,000.00	1,018.46	6.24
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.3%)

COMMON STOCKS—97.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.5%
12,780	LMI Aerospace Inc.	$249

AIR FREIGHT & LOGISTICS—1.5%
4,535	Atlas Air Worldwide Holdings Inc.	261

AUTO COMPONENTS—2.6%
9,400	Fuel Systems Solutions Inc.	159
12,800	LKQ Corp.*	289

		448

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—3.6%
5,021	FCStone Group Inc.*	$226
7,480	Penson Worldwide Inc.	201
9,220	Thomas Weisel Partners Group Inc.	182

		609

COMMERCIAL BANKS—2.1%
8,000	Royal Bancshares of Pennsylvania Inc. Cl. A	164
8,500	Vineyard National Bancorp	195

		359

COMMERCIAL SERVICES & SUPPLIES—5.1%
8,415	Barrett Business Services Inc.*	192
3,225	CRA International Inc.*	166
10,260	First Advantage Corp. Cl. A	239
10,552	Kforce Inc.*	145
11,500	On Assignment Inc.	129

		871

COMMUNICATIONS EQUIPMENT—1.5%
27,900	Sirenza Microdevices Inc.*	254

CONSUMER FINANCE—1.9%
7,600	World Acceptance Corp.*	326

DISTRIBUTORS—1.5%
7,700	Keystone Automotive Industries Inc.	256

DIVERSIFIED FINANCIAL SERVICES—3.1%
20,149	Medallion Financial Corp.	240
5,100	Portfolio Recovery Associates Inc.	284

		524

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
19,221	TTM Technologies Inc.	177

ENERGY EQUIPMENT & SERVICES—1.8%
2,550	Lufkin Industries Inc.	159
5,630	TETRA Technologies Inc.	149

		308

FOOD & STAPLES RETAILING—3.0%
10,250	Central European Distribution Corp.*	305
4,500	The Andersons Inc.	209

		514

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
15,645	AngioDynamics Inc.	260
6,325	West Pharmaceutical Services Inc.	315

		575

HEALTH CARE PROVIDERS & SERVICES—7.6%
9,665	Bio-Reference Laboratories Inc.*	261
5,835	HealthSpring Inc.*	137
7,700	inVentiv Health Inc.	292
6,315	Matria Healthcare Inc.	183
8,395	Radiation Therapy Services Inc.	247
4,300	VCA Antech Inc.*	170

		1,290

HOTELS, RESTAURANTS & LEISURE—3.0%
9,610	Monarch Casino & Resort Inc.*	256
7,700	Scientific Games Corp. Cl. A*	257

		513

HOUSEHOLD DURABLES—1.7%
6,820	Jarden Corp.*	287

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—4.9%
8,000	National Interstate Corp.	$192
6,100	Navigators Group Inc.*	311
5,900	ProAssurance Corp.*	318

		821

INTERNET SOFTWARE & SERVICES—7.5%
26,565	24/7 Real Media Inc.*	265
10,395	Imergent Inc.	267
13,770	Interwoven Inc.*	210
10,460	j2 Global Communications Inc.*	301
22,495	TheStreet.com Inc.	227

		1,270

LEISURE EQUIPMENT & PRODUCTS—1.8%
16,760	Callaway Golf Co.	301

LIFE SCIENCES TOOLS & SERVICES—1.6%
7,965	Kendle International Inc.	271

MACHINERY—5.2%
3,790	Actuant Corp. Cl. A*	201
23,700	Flow International Corp.	276
6,260	Gehl Co.*	183
4,900	Hurco Co. Inc.*	216

		876

MARINE—1.3%
7,728	American Commercial Lines Inc.*	228

OIL, GAS & CONSUMABLE FUELS—1.9%
6,800	World Fuel Services Corp.	314

PERSONAL PRODUCTS—0.5%
3,730	Physicians Formula Holdings Inc.	78

PHARMACEUTICALS—3.2%
17,975	Obagi Medical Products Inc.	225
12,800	Sciele Pharma Inc.	317

		542

ROAD & RAIL—2.7%
15,000	Celadon Group Inc.*	247
7,650	Genesee & Wyoming Inc. Cl. A*	208

		455

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.4%
5,100	Cymer Inc.*	207
6,705	Diodes Inc.*	247
31,000	ON Semiconductor Corp.*	332
7,000	Rudolph Technologies Inc.*	121
13,815	Silicon Image Inc.*	121
12,616	Silicon Motion Technology Corp. ADR[1]*	306
12,300	Trident Microsystems Inc.	261
11,610	Ultra Clean Holdings Inc.*	170

		1,765

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—2.5%
20,215	Radiant Systems Inc.	$272
11,690	Sonic Solutions*	152

		424

SPECIALTY RETAIL—3.0%
7,815	Jos. A. Bank Clothiers Inc.*	302
15,070	United Retail Group Inc.	208

		510

TEXTILES, APPAREL & LUXURY GOODS—3.5%
5,500	Crocs Inc.*	307
14,275	Iconix Brand Group Inc.	288

		595

TRADING COMPANIES & DISTRIBUTORS—1.8%
11,100	UAP Holding Corp.	307

TOTAL COMMON STOCKS (Cost $15,599)		16,578

SHORT-TERM INVESTMENTS—3.1%
(Cost $527)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$527	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal National Mortgage Association Note (market value $539)	527

TOTAL INVESTMENTS—100.8% (Cost $16,126)		17,105

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.8)%		(143)

TOTAL NET ASSETS—100.0%		$16,962

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Armstrong Shaw Associates Inc.

45 Grove Street

New Canaan, CT 06840

Jeffrey Shaw

Portfolio Manager (since 2001)

Armstrong Shaw has subadvised the Fund since September 20, 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

TOP TEN HOLDINGS (% of net assets)

CVS/Caremark Corp.	4.3%
Comcast Corp. Special Cl. A	4.0
Time Warner Inc.	4.0
American International Group Inc.	3.9
Bank of America Corp.	3.9
General Electric Co.	3.8
Chevron Corp.	3.6
Citigroup Inc.	3.6
Washington Mutual Inc.	3.5
Morgan Stanley	3.4

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The market staged a broad rally for the fiscal half year, posting positive returns for every month except February. Stocks rose on strength in the economy and robust corporate earnings growth, as well as support from mergers, acquisitions, and leveraged buy outs. Noticeable broader trends in the market had mid cap stocks continuing to outperform large cap and value-oriented stocks outperforming growth. Lower quality stocks also outperformed those of higher quality, especially so early in 2007.

For the six months ended April 30, 2007, the Russell 1000® Value Index bested all other large cap indices, up 9.79%. The Dow Jones Industrials rose 9.4%, followed by the Standard & Poor’s 500 and Russell 1000® Growth Indices, up 8.60% and 8.42%, respectively. All economic sectors posted positive returns, led by materials and utilities, both up nearly 20%.

Performance

The Harbor Large Cap Value Fund returned 7.39% (Institutional Class), 7.23% (Retirement Class), and 7.19% (Investor Class), trailing the benchmark Russell 1000® Value Index. While relative performance in late 2006 was positive, the market so far in 2007 has rewarded lower quality, smaller and mid cap stocks versus our large cap, high quality portfolio. The Fund is overweight larger cap stocks ($57 billion and above), which trailed mid/small and mid cap ($16.8 billion and below) by roughly 6 percentage points in the first quarter of 2007. In addition, higher quality stocks, another area where we are overweight, trailed lower quality stocks in the first quarter by 6 percentage points as well.

In terms of sector contribution, weak relative returns in consumer discretionary, materials, and telecommunications detracted from performance. Our strongest sector performers were utilities, up 25%, followed by consumer staples and energy, up 20% and 16% respectively.

Comcast, our best performing stock in 2006, with a gain of 64%, fell 2% in the fiscal half year on concerns about higher capital expenditures, which we believe are actually a result of the company’s strong growth. Comcast has had to spend more because acceptance of its triple-play offering (Internet, telephone, and cable) has exceeded expectations. However, the company expects to recoup these costs and is projecting a 25% to 30% return on its investment.

Symantec fell 10% due to disappointing results in its Enterprise Security unit along with higher than expected costs as the company was ramping up for increased top line growth. As a result, Symantec has entered into a cost cutting program to improve margins in the second half of 2007. Symantec maintained its previous cash flow guidance and announced a $1 billion share buy back.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

On the positive side, First Data, the world’s largest processor of credit card payments and our best performing stock over the six months, rose 38%, largely on a proposed buy out by Kohlberg Kravis Roberts & Co. CVS/Caremark, the Fund’s largest holding, was up 20% after raising its earnings guidance and the completion of its $27 billion purchase of Caremark, ending a three-month bidding war with Express Scripts. CVS/Caremark is now the biggest U.S. mail order and retail pharmacy.

Among our health care holdings, McKesson and Abbott both delivered 20% returns. McKesson benefited from strong drug distribution results and continued margin expansion from generic drug launches. Abbott rose as the outlook for its arthritis drug, Humira, and the company’s recently acquired vascular business gained momentum. Through portfolio restructuring and continued expansion of its arthritis franchise, Abbott has, we believe, meaningfully improved its growth outlook over the past year. We believe that the benefits of these activities have been underappreciated by the marketplace and should result in better than expected profitability in the coming years.

Our top 10 performers included Honeywell, up 30%, and Exelon, up 25%. Exelon rallied as valuations in the utilities sector increased, based on pricing of the proposed leveraged buy out of TXU Corp. We believe the company also should benefit from legislation aimed at limiting new construction of coal-fired generating plants as well as coal plant emissions. Two energy names, Chevron and ConocoPhillips, also were standout performers for the Fund, up 17% and 16% respectively.

Outlook and Strategy

Our portfolio sector weightings are similar to those shown in the Fund’s annual report for the year ended October 31, 2006, with overweights in industrials and consumer discretionary and underweights in financials and telecommunications. Information technology has become a more meaningful overweight with the purchase of QUALCOMM early in 2007. Our exposure to health care has increased with the purchases of UnitedHealth and McKesson late in 2006. While the financials sector remains our largest portfolio weight at roughly 24% of the Fund, it is also our largest underweight relative to the Russell 1000® Value Index.

Given the rise in markets, coupled with decelerating domestic growth, we are now more cautious in our outlook than we were at the beginning of 2007. We favor companies that are less dependent on the economic cycle and have more consistent free cash flow generation. We also favor companies that have large international exposure. While corporate profit growth is already decelerating and earnings expectations are declining, we believe several favorable trends could benefit our portfolio. Corporations are continuing to buy back stock, which should boost earnings per share. Continued U.S. dollar weakness could improve the profit outlook of our global companies. And private equity firms appear to remain flush with cash, fueling M&A and LBO activity. Finally, investors generally tend to move up in quality and size as economic concerns grow. We believe that our portfolio of high quality, large cap stocks should benefit from this transition, which we think is likely to occur sooner rather than later.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 013

Cusip: 411511603

Ticker: HAVLX

Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 213

Cusip: 411511751

Ticker: HRLVX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 413

Cusip: 411511744

Ticker: HILVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	36	599
Total Net Assets (000s)	$768,132	N/A
Weighted Average Market Cap ($MM)	$90,432	$110,141
Adjusted Price/Earnings Ratio (P/E)	20.9x	18.5x
Price/Book Ratio (P/B)	3.1x	2.7x
Beta vs Russell 1000® Value Index	0.98	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	18%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment
		6
		Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Large Cap Value Fund
	Institutional Class	7.39%	14.05%	7.41%	8.79%	$23,213
	Retirement Class	7.23	13.78	7.22	8.56	22,729
	Investor Class	7.19	13.59	6.97	8.33	22,263
	Comparative Index
	Russell 1000® Value	9.79%	18.15%	11.83%	10.80%	$27,887
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class); 0.93% (Retirement Class); and 1.08% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Large Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.68%

Total Net Assets (000s):

    $441,511

RETIREMENT CLASS

Expense Ratio: 0.93%

Total Net Assets (000s):

    $6,349

INVESTOR CLASS

Expense Ratio: 1.06%

Total Net Assets (000s):

    $320,272

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,073.92	$3.47
Hypothetical (5% return)	1,000.00	1,021.36	3.39
Retirement Class
Actual	$1,000.00	$1,072.25	$4.77
Hypothetical (5% return)	1,000.00	1,020.09	4.64
Investor Class
Actual	$1,000.00	$1,071.86	$5.43
Hypothetical (5% return)	1,000.00	1,019.42	5.29
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

COMMON STOCKS—97.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.9%
333,500	Honeywell International Inc.	$18,069
290,700	United Technologies Corp.	19,515

		37,584

CAPITAL MARKETS—5.5%
181,800	Merrill Lynch & Co. Inc.	16,404
312,500	Morgan Stanley	26,253

		42,657

COMMERCIAL SERVICES & SUPPLIES—2.2%
354,524	Pitney Bowes Inc.[1]	17,017

COMMUNICATIONS EQUIPMENT—2.1%
376,000	QUALCOMM Inc.	16,469

COMPUTERS & PERIPHERALS—2.2%
163,060	International Business Machines Corp.	16,667

CONSTRUCTION MATERIALS—2.4%
569,500	CEMEX S.A.B. de C.V. ADR[2]*	18,509

COMMON STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—3.4%
351,898	Capital One Financial Corp.[1]	$26,132

DIVERSIFIED FINANCIAL SERVICES—7.5%
590,700	Bank of America Corp.	30,067
513,212	Citigroup Inc.	27,518

		57,585

ELECTRIC UTILITIES—3.2%
326,260	Exelon Corp.	24,603

ELECTRICAL EQUIPMENT—1.6%
270,000	Emerson Electric Co.	12,687

ENERGY EQUIPMENT & SERVICES—2.2%
211,830	Baker Hughes Inc.	17,029

FOOD & STAPLES RETAILING—4.3%
902,570	CVS/Caremark Corp.[1]	32,709

HEALTH CARE EQUIPMENT & SUPPLIES—1.9%
946,200	Boston Scientific Corp.*	14,609

HEALTH CARE PROVIDERS & SERVICES—4.7%
281,000	McKesson Corp.	16,531
363,540	UnitedHealth Group Inc.	19,290

		35,821

HOTELS, RESTAURANTS & LEISURE—2.2%
478,360	Wyndham Worldwide Corp.*	16,551

INDUSTRIAL CONGLOMERATES—6.5%
796,100	General Electric Co.	29,344
635,400	Tyco International Ltd.	20,733

		50,077

INSURANCE—3.9%
431,900	American International Group Inc.	30,194

IT SERVICES—2.5%
596,570	First Data Corp.	19,329

MEDIA—8.0%
1,167,500	Comcast Corp. Special Cl. A*	30,822
1,478,600	Time Warner Inc.	30,504

		61,326

OFFICE ELECTRONICS—2.7%
1,116,600	Xerox Corp.*	20,657

OIL, GAS & CONSUMABLE FUELS—8.6%
354,400	Chevron Corp.	27,569
278,150	ConocoPhillips	19,290
258,400	Devon Energy Corp.	18,829

		65,688

PHARMACEUTICALS—4.9%
382,120	Abbott Laboratories	21,636
612,300	Pfizer Inc.	16,201

		37,837

SOFTWARE—2.0%
877,380	Symantec Corp.*	15,442

SPECIALTY RETAIL—4.7%
687,980	Lowe’s Cos. Inc.	21,025
442,550	Office Depot Inc.*	14,878

		35,903

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

THRIFTS & MORTGAGE FINANCE—3.5%
634,540	Washington Mutual Inc.	$26,638

TOTAL COMMON STOCKS (Cost $584,328)		749,720

SHORT-TERM INVESTMENTS—6.5%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$12,087	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $12,331)	12,087

SHORT-TERM INVESTMENTS—Continued

Shares		Value (000s)
SECURITIES LENDING COLLATERAL
37,464,467	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.320%)	$37,464

TOTAL SHORT-TERM INVESTMENTS (Cost $49,551)		49,551

TOTAL INVESTMENTS—104.1% (Cost $633,879)		799,271

CASH AND OTHER ASSETS, LESS LIABILITIES—(4.1)%		(31,139)

TOTAL NET ASSETS—100.0%		$768,132

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2007.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

Josef Lakonishok, Ph.D.

Portfolio Manager (since 2004)

Robert Vishny, Ph.D.

Portfolio Manager (since 2004)

Menno Vermeulen, CFA

Portfolio Manager (since 2004)

Puneet Mansharamani

Portfolio Manager (since 2006)

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

TOP TEN HOLDINGS (% of net assets)

Comerica Inc.	1.9%
Safeco Corp.	1.7
CIT Group Inc.	1.6
PPG Industries Inc.	1.6
Sunoco Inc.	1.6
Parker Hannifin Corp.	1.5
R.R. Donnelley & Sons Co.	1.4
United States Steel Corp.	1.4
W.W. Grainger Inc.	1.4
Universal Corp.	1.3

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

Volatility returned to the equity markets in the period as the bull market in equities was interrupted by a sharp decline in global markets during late February and early March. Nevertheless, mid cap stocks posted strong returns and outperformed both large and small caps in the period. There was little differentiation between growth and value stocks, as the Russell Midcap® Growth Index returned 11.77% while its value counterpart returned 12.78%.

Worries over subprime lending and further Middle East tensions dominated the financial news. Fears that subprime lending woes would lead the economy into recession weighed heavily on the financial sector, causing weak returns for the group in early 2007. Real estate investment trusts (REITs) also struggled after a long run of very strong returns. All other sectors of the market posted double-digit returns, led by materials, energy, and utilities. Strong commodity prices lifted several industries, including steel, metals, and mining. In addition, in early 2007, oil prices reached $65 a barrel on surging demand and continued tensions in the Middle East.

Performance

The Harbor Mid Cap Value Fund returned 13.03% (Institutional Class), 12.82% (Retirement Class and Investor Class) for the fiscal half year. By comparison, the Russell Midcap® Value Index returned 12.78%.

When we look at what helped Fund performance and what hurt, both sector and stock selection were mixed. Our underweight to REITs and overweights to materials, energy, and industrials helped, but this was offset by our underweight to utilities and modest overweight to financials. Stock selection also was mixed. Our positive selection in the energy, industrials, consumer staples, and health care sectors was offset by poor selection in materials and utilities.

Top contributors included Tesoro Corp. (energy) and Navistar International (industrials), along with Goodyear Tire & Rubber and Sinclair Broadcast in the consumer discretionary sector. Detractors included Expressjet (industrials), Beazer Homes (consumer discretionary), and Lexmark (information technology).

As value stocks have led the markets over the past seven years, the lines between growth and value stocks have become blurred, with many former growth names now populating the value indices. The valuation compression between the two groups is not lost on our model, which has been gravitating more than in the past toward stocks in traditional growth sectors. For instance, in the health care sector we hold two pharmaceutical companies, King Pharmaceuticals and Par Pharmaceutical Companies. In addition, approximately 9% of the portfolio is invested in the information technology sector, with meaningful positions in Computer Sciences Corp., Lexmark, and Novellus Systems.

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

Outlook and Strategy

Our decision making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential, and (2) a portfolio construction process that controls for risk while maximizing expected return. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

We added a number of new positions to the portfolio, including Patterson-UTI Energy and Tidewater in the energy sector and several names in the industrials sector, including R.R. Donnelley, W.W. Grainger and Steelcase. We bought Lyondell Chemical and Rohm & Haas in the materials sector, RF Micro Devices, Novellus Systems, and Skyworks Solutions in the information technology sector, and Black & Decker, Ethan Allen Interiors, and Journal Communications in the consumer discretionary sector. We sold a number of stocks, including investments that had performed well and had become less attractive from a valuation perspective, such as Grief Inc., Navistar, Energizer Holdings, and Sybase Inc. We also sold H&R Block and Axelis Technologies, which were either flat or down since purchase.

We continue to see significant acquisition activity in the mid cap segment of the market, driven primarily by private equity investors. The most prominent transaction in the mid cap segment was the purchase of Equity Office Properties Trust by the Blackstone Group. (We did not own Equity Office Properties due to its rich valuation, and that detracted from our performance relative to the index.) The portfolio did benefit from two takeovers in the technology sector. Reynolds and Reynolds was acquired by Universal Computer Systems, and Sabre Holdings was acquired by private equity firms Silver Lake and Texas Pacific Group. We would expect to continue to see our holdings involved in takeover activity, given our focus on buying out-of-favor companies that have strong earnings and cash flow, combined with attractive valuations. These types of companies tend to be attractive to private equity investors or to public companies looking to make acquisitions.

As of April 30, 2007, the portfolio was trading at a significant discount to the market on several valuation metrics. The portfolio traded at 14.6x trailing earnings compared to 19.4x for the Russell Midcap® Value Index and 8.7x cash flow compared to 9.4x for the value benchmark. Our risk control measures limit exposure to any one sector or industry. At the end of the fiscal half year, the portfolio was overweighted in the consumer discretionary, industrials, and materials sectors at the expense of REITs and utilities. We are confident that our disciplined investment strategy will continue to perform well over the long run as the market rewards companies with solid, reasonably priced fundamentals.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 023

Cusip: 411511835

Ticker: HAMVX

Inception Date: 03-01-2002

RETIREMENT CLASS

Fund #: 223

Cusip: 411511728

Ticker: HRMVX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 423

Cusip: 411511736

Ticker: HIMVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	178	472
Total Net Assets (000s)	$82,101	N/A
Weighted Average Market Cap ($MM)	$6,027	$9,339
Adjusted Price/Earnings Ratio (P/E)	18.2x	26.1x
Price/Book Ratio (P/B)	2.3x	2.8x
Beta vs Russell Midcap® Value Index	1.13	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	4%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 03-01-2002 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Mid Cap Value Fund
	Institutional Class	13.03%	16.81%	9.68%	10.74%	$16,935
	Retirement Class	12.82	16.51	9.56	10.62	16,837
	Investor Class	12.82	16.43	9.46	10.52	16,763
	Comparative Index
	Russell Midcap® Value	12.78%	19.66%	15.95%	16.50%	$22,018

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.46% (Gross) (Institutional Class); 1.18% (Net) and 1.69% (Gross) (Retirement Class); and 1.32% (Net) and 1.83% (Gross) (Investor Class). The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Mid Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.95%

Total Net Assets (000s):

    $74,435

RETIREMENT CLASS

Expense Ratio: 1.20%

Total Net Assets (000s):

    $382

INVESTOR CLASS

Expense Ratio: 1.33%

Total Net Assets (000s):

    $7,284

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,130.25	$5.01
Hypothetical (5% return)	1,000.00	1,019.98	4.75
Retirement Class
Actual	$1,000.00	$1,128.16	$6.32
Hypothetical (5% return)	1,000.00	1,018.71	6.00
Investor Class
Actual	$1,000.00	$1,128.19	$7.02
Hypothetical (5% return)	1,000.00	1,018.03	6.66
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.9%)

COMMON STOCKS—99.1%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.0%
4,700	Goodrich Corp.[1]	$267
6,600	L-3 Communications Holdings Inc.	594

		861

AIRLINES—0.4%
4,400	Alaska Air Group Inc.[1]*	130
36,300	ExpressJet Holdings Inc.[1]*	217

		347

AUTO COMPONENTS—1.8%
24,000	American Axle & Manufacturing Holdings Inc.[1]	671
6,200	Autoliv Inc. (SW)	360
9,000	Goodyear Tire & Rubber Co.[1]*	299
5,300	Tenneco Automotive Inc.	159

		1,489

BEVERAGES—2.2%
19,000	Coca-Cola Enterprises Inc.	417
3,500	Molson Coors Brewing Co. Cl. B	330
7,700	PepsiAmericas Inc.[1]	186
25,700	The Pepsi Bottling Group Inc.	843

		1,776

BUILDING PRODUCTS—1.5%
24,900	Lennox International Inc.[1]	842
13,300	Masco Corp.[1]	362

		1,204

CAPITAL MARKETS—0.6%
4,400	A.G. Edwards Inc.[1]	319
1,100	Bear Stearns Cos. Inc.[1]	171

		490

CHEMICALS—7.7%
12,700	A. Schulman Inc.[1]	294
4,800	Eastman Chemical Co.[1]	325
6,000	Georgia Gulf Corp.[1]	96
15,900	Lubrizol Corp.	953
30,000	Lyondell Chemical Co.[1]	933
17,500	Olin Corp.[1]	300
18,100	PPG Industries Inc.	1,332
13,400	Rohm & Haas Co.	686
37,000	Sensient Technologies Corp.[1]	969
15,100	Valspar Corp.	408

		6,296

COMMERCIAL BANKS—5.5%
25,200	Comerica Inc.[1]	1,560
26,300	Huntington Bancshares Inc.[1]	584
28,000	KeyCorp[1]	999
2,600	Popular Inc.[1]	44
7,181	Regions Financial Corp.[1]	252
13,700	UnionBanCal Corp.	842
7,800	United Bankshares Inc.[1]	261

		4,542

COMMERCIAL SERVICES & SUPPLIES—2.7%
18,000	IKON Office Solutions Inc.[1]	269
1,800	John H. Harland Co.	95
29,400	R.R. Donnelley & Sons Co.	1,182
36,200	Steelcase Inc. Cl. A	706

		2,252

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

COMPUTERS & PERIPHERALS—1.6%
12,900	Lexmark International Inc. Cl. A1	$703
2,500	Seagate Technology[1]	55
30,300	Western Digital Corp.	536

		1,294

CONSUMER FINANCE—0.8%
5,701	Advanta Corp. Cl. B1	261
15,900	AmeriCredit Corp.[1]*	401

		662

DIVERSIFIED FINANCIAL SERVICES—2.5%
22,500	CIT Group Inc.	1,342
25,900	Financial Federal Corp.[1]	681

		2,023

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
6,500	CenturyTel Inc.[1]	299

ELECTRIC UTILITIES—4.2%
13,400	American Electric Power Company Inc.[1]	673
5,200	Edison International	272
21,200	Pepco Holdings Inc.[1]	626
12,700	Pinnacle West Capital Corp.	613
9,200	Progress Energy Inc.	465
29,700	Westar Energy Inc.[1]	809

		3,458

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
33,300	KEMET Corp.	282
27,700	Sanmina-SCI Corp.[1]*	96
34,100	Solectron Corp.*	114
11,300	Technitrol Inc.[1]	303
23,300	Vishay Intertechnology Inc.*	388

		1,183

ENERGY EQUIPMENT & SERVICES—2.0%
30,200	Patterson-UTI Energy Inc.[1]	737
14,800	Tidewater Inc.[1]	935

		1,672

FOOD & STAPLES RETAILING—0.9%
8,100	Safeway Inc.*	294
9,400	SUPERVALU Inc.[1]	432

		726

FOOD PRODUCTS—1.4%
28,600	Del Monte Foods Co.	332
3,600	Pilgrim’s Pride Corp.[1]	131
200	Seaboard Corp.	499
8,300	Tyson Foods Inc. Cl. A	174

		1,136

GAS UTILITIES—2.4%
21,200	AGL Resources Inc.[1]	923
600	National Fuel Gas Co.[1]	28
7,600	Nicor Inc.[1]	389
6,400	ONEOK Inc.[1]	310
8,300	WGL Holdings Inc.[1]	281

		1,931

HEALTH CARE PROVIDERS & SERVICES—1.0%
5,000	Apria Healthcare Group Inc.[1]	159
2,300	CIGNA Corp.	358
3,600	Kindred Healthcare Inc.[1]*	126

COMMON STOCKS—Continued

Shares		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—Continued
3,300	Universal Health Services Inc. Cl. B	$200

		843

HOTELS, RESTAURANTS & LEISURE—1.3%
38,700	Ruby Tuesday Inc.[1]	1,036

HOUSEHOLD DURABLES—6.0%
12,200	American Greetings Corp. Cl. A1	311
5,000	Beazer Homes USA Inc.[1]	167
11,300	Black & Decker Corp.	1,025
13,700	Blyth Inc.	358
26,400	Ethan Allen Interiors Inc.[1]	932
4,900	Furniture Brands International Inc.[1]	79
44,000	Leggett & Platt Inc.	1,035
3,400	Stanley Works[1]	198
17,900	Tupperware Corp.[1]	503
2,900	Whirlpool Corp.[1]	307

		4,915

INSURANCE—8.8%
5,400	Cincinnati Financial Corp.[1]	244
32,000	Commerce Group Inc.[1]	1,043
17,300	Horace Mann Educators Corp.[1]	364
10,600	LandAmerica Financial Group Inc.[1]	852
6,911	Lincoln National Corp.	492
6,500	MBIA Inc.[1]	452
10,900	Nationwide Financial Services Inc. Cl. A1	623
30,800	Ohio Casualty Corp.[1]	974
3,900	Principal Financial Group*	248
5,600	Protective Life Corp.	263
21,400	Safeco Corp.[1]	1,428
5,800	StanCorp Financial Group Inc.	276

		7,259

IT SERVICES—1.1%
15,700	Computer Sciences Corp.[1]*	872

LEISURE EQUIPMENT & PRODUCTS—1.6%
6,200	Eastman Kodak Co.[1]	155
20,000	Hasbro Inc.[1]	632
18,600	Mattel Inc.	526

		1,313

MACHINERY—3.1%
8,400	AGCO Corp.[1]*	350
5,100	Albany International Corp. Cl. A1	195
4,000	Cummins Inc.	369
5,800	Navistar International Corp.[1]*	322
13,400	Parker Hannifin Corp.	1,235
1,000	SPX Corp.	71

		2,542

MEDIA—2.5%
22,700	Belo Corp. Cl. A	437
11,500	Gannett Inc.[1]	656
32,500	Journal Communications Inc. Cl. A1	438
12,000	Sinclair Broadcast Group Inc. Cl. A1	196
8,800	Tribune Co.[1]	289
10,200	Westwood One Inc.[1]	70

		2,086

METALS & MINING—1.9%
5,600	Nucor Corp.[1]	355
11,500	United States Steel Corp.	1,168

		1,523

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—5.8%
13,700	Alliant Energy Corp.	$600
18,000	CenterPoint Energy Inc.[1]	339
10,500	DTE Energy Co.[1]	531
26,700	Energy East Corp.[1]	647
20,700	NiSource Inc.[1]	509
15,900	NSTAR	571
21,600	Puget Energy Inc.	558
15,500	TECO Energy Inc.	278
31,200	Xcel Energy Inc.[1]	751

		4,784

MULTILINE RETAIL—0.3%
3,000	J.C. Penney Co. Inc.[1]	237

OFFICE ELECTRONICS—0.8%
36,700	Xerox Corp.*	679

OIL, GAS & CONSUMABLE FUELS—3.7%
7,200	Hess Corp.	409
1,600	Houston Exploration Co.[1]*	88
3,600	Overseas Shipholding Group Inc.[1]	255
16,900	Sunoco Inc.	1,276
3,200	Swift Energy Co.[1]*	130
7,400	Tesoro Corp.*	897

		3,055

PAPER & FOREST PRODUCTS—0.3%
8,500	MeadWestvaco Corp.	284

PHARMACEUTICALS—1.7%
47,200	King Pharmaceuticals Inc.	965
14,500	Par Pharmaceutical Companies Inc.[1]	391

		1,356

REAL ESTATE INVESTMENT TRUSTS (REITs)—5.5%
10,300	American Home Mortgage Investment Corp.[1]	255
23,300	Anthracite Capital Inc.	270
7,500	Entertainment Properties Trust[1]	453

2,100	First Industrial Realty Trust Inc.[1]	92
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	60
30,200	Highland Hospitality Corp.[1]	575
9,500	Hospitality Properties Trust	433
51,100	HRPT Properties Trust[1]	626
23,900	Impac Mortgage Holdings Inc.[1]	133
10,700	Innkeepers USA Trust[1]	188
16,800	Newcastle Investment Corp.[1]	491
6,400	Plum Creek Timber Co. Inc.[1]	254
5,000	Potlatch Corp.	217
5,200	RAIT Investment Trust[1]	146
9,000	Ramco-Gershenson Properties Trust[1]	333

		4,526

ROAD & RAIL—1.3%
8,000	CSX Corp.	345
15,300	Laidlaw International Inc.	524
5,300	YRC Worldwide Inc.[1]	211

		1,080

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
26,000	AMIS Holdings Inc.[1]	$302
9,200	Analog Devices Inc.	355
6,600	LSI Logic Corp.[1]*	56
27,100	MKS Instruments Inc.	730
22,200	Novellus Systems Inc.[1]*	719
43,600	RF Micro Devices Inc.[1]	273
108,600	Skyworks Solutions Inc.[1]	748

		3,183

SPECIALTY RETAIL—1.7%
1,400	Barnes & Noble Inc.[1]	55
4,300	Borders Group Inc.[1]	91
11,800	Sherwin-Williams Co.	753
7,700	Sonic Automotive Inc. Cl. A1	220
9,900	Stage Stores Inc.[1]	218
949	TravelCenters of America LLC[1]	42

		1,379

TEXTILES, APPAREL & LUXURY GOODS—1.3%
12,900	Jones Apparel Group Inc.[1]	431
5,300	Kellwood Co.[1]	149
5,300	Liz Claiborne Inc.	237
3,200	VF Corp.	281

		1,098

THRIFTS & MORTGAGE FINANCE—1.4%
3,000	Downey Financial Corp.[1]	201
4,200	IndyMac Bancorp Inc.[1]	127
8,400	MGIC Investment Corp.[1]	517
4,800	Radian Group Inc.	279

		1,124

TOBACCO—1.4%
1,600	Reynolds American Inc.[1]	103
17,300	Universal Corp.[1]	1,084

		1,187

TRADING COMPANIES & DISTRIBUTORS—1.7%
6,100	United Rentals Inc.[1]	204
14,400	W.W. Grainger Inc.	1,190

		1,394

TOTAL COMMON STOCKS (Cost $72,436)		81,396

SHORT-TERM INVESTMENTS—29.6%
Principal Amount (000s)

REPURCHASE AGREEMENTS
$952	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $972)	952

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued

Shares		Value (000s)
SECURITIES LENDING COLLATERAL
23,370,030	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.320%)	$23,370

TOTAL SHORT-TERM INVESTMENTS (Cost $24,322)		24,322

TOTAL INVESTMENTS—128.7% (Cost $96,758)		105,718

CASH AND OTHER ASSETS, LESS LIABILITIES—(28.7)%		(23,617)

TOTAL NET ASSETS—100.0%		$82,101

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2007.

(SW)	Sweden.

The accompanying notes are an integral part of the financial statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

Paul Viera

Portfolio Manager (since 2001)

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

TOP TEN HOLDINGS (% of net assets)

Cabot Oil & Gas Corp.	3.6%
FLIR Systems Inc.	3.2
Global Payments Inc.	2.9
Oceaneering International Inc.	2.7
Bucyrus International Inc. Cl. A	2.6
Pharmaceutical Product Development Inc.	2.6
Jefferies Group Inc.	2.5
Covance Inc.	2.4
Philadelphia Consolidated Holding Corp.	2.4
Phillips-Van Heusen Corp.	2.4

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The broad small cap equity market represented by the Russell 2000® Index rose 6.86% for the six months ended April 30, 2007. Although returns were positive across the market spectrum, volatility returned. February saw the largest single-day equity market sell-off since September 2001 as the Dow Jones Industrial Average plummeted 416 points, or 3.3%. Other major indices suffered slightly higher losses. The downturn was triggered largely by a massive sell-off in the Chinese market that quickly spread to other countries, as well as by remarks from former Federal Reserve chairman Alan Greenspan that the U.S. economy faced the possibility of a recession later this year. That concern was amplified when U.S. GDP growth in the fourth quarter of 2006 was revised downward to 2.5% from earlier estimates of approximately 3.5%.

While major indices rebounded from the late February pullback, equity markets and the broad economy continue to face near term challenges. After receding at the end of last year, oil prices rose 8% during the first four months of 2007, while gasoline prices (due to higher refining margins) rose 29%. The housing market, in addition to the problem of excess inventories in some regions, is also confronted with increased delinquencies and foreclosures from subprime borrowers.

Performance

The Harbor Small Cap Value Fund returned 5.43% (Institutional Class), 5.31% (Retirement Class), and 5.26% (Investor Class) for the fiscal half year. By comparison, the Russell 2000® Value Index returned 6.36%. Overall, the Fund has continued to outperform the benchmark since its inception in 2001.

Within the Russell 2000® Value Index, all sectors except financials posted positive returns. Materials (up 26%), consumer staples (up 25%), industrials (up 13%) and energy (up 12%) led the index. Materials stocks continued to perform well due to higher commodity prices, consolidation, and the interest of private equity investors in the sector. Concerns about a slowing U.S. economy drove investors toward consumer staples companies, which tend to have more consistent, albeit slower, earnings growth. Industrial companies are benefiting from continued global construction spending, as well as domestic defense spending, while higher energy prices are driving energy stocks higher.

Financials fell 3%, due in part to concerns over the subprime mortgage market. Those fears spread to larger, more diverse mortgage lenders, as well as to major commercial and investment banks, most of which have large mortgage operations and many of which have extended lines of credit to subprime lenders.

Within the Fund, a number of holdings contributed to overall performance. Industrial companies Bucyrus (up 50%) and Joy Global (up 30%), both providers of equipment, parts, and services in

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

the mining industry, benefited from rising commodity prices and strong economic growth worldwide. Hexcel, a supplier of composite materials to airplane manufacturers, rose 34% on rising demand. Harsco, a leading provider of industrial services, rose 26% as the company exceeded earnings expectations during the first quarter and announced intentions to divest its lower-margin gas technologies business. Within the energy sector, Cabot Oil & Gas, an independent North American exploration and production company, rose 38% as a result of both higher oil and gas prices and increasingly visible production growth related to its drilling program. Oceaneering International Inc., an oil services company focused on equipment used in offshore drilling, rose 32%.

Within the consumer discretionary sector, stocks like Phillips-Van Heusen, a men’s dress shirt manufacturer (up 22%), and Harman International, a producer of high end audio equipment (up 19%), rose despite concerns over consumer spending. Homebuilders in the portfolio—Hovnanian, Standard Pacific, and Meritage Homes—rebounded strongly at the end of 2006 and early into 2007, but concern over subprime lending delayed their recovery. For the fiscal half year these holdings were down 22%, 14%, and 24%, respectively. We expect these companies to emerge stronger from the current downturn and take market share from smaller homebuilders that lack the same financial resources. All three are national players with diversified client bases, healthy balance sheets, and sizable stature that allows for significant negotiating clout with vendors. At the end of the fiscal half year, these stocks were trading at or below book value, a significant discount to historical levels as well as to the broader market.

Outlook and Strategy

As of April 30, 2007, the Fund’s largest positions were in the financials, industrials, consumer discretionary, and information technology sectors. Relative to the benchmark, the portfolio was overweight in the consumer discretionary, health care, industrials, and energy sectors and was underweight in financials, materials, information technology, and utilities.

Despite near term challenges, we believe that the long term outlook for the economy and equity markets remains positive. Businesses are optimistic as they continue to add workers, helping to keep the unemployment rate around 4.5%. Corporate earnings growth has been much stronger in the first three months of 2007 than originally expected. And, although persistent inflation has reduced the likelihood of a near-term interest rate cut by the Federal Reserve, it is expected that the Fed will reduce short-term interest rates later this year or early in 2008, a move that likely would stimulate the economy. At the same time, long-term interest rates remain low. Although some sectors, such as materials, real estate investment trusts, and utilities, are trading at historically high levels, the broad market remains reasonably valued.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our proven three-step investment methodology—screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research—to find the best stocks to include in the portfolio.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 022

Cusip: 411511843

Ticker: HASCX

Inception Date: 12-14-2001

RETIREMENT CLASS

Fund #: 222

Cusip: 411511710

Ticker: HSVRX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 422

Cusip: 411511694

Ticker: HISVX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	63	1,303
Total Net Assets (000s)	$1,973,558	N/A
Weighted Average Market Cap ($MM)	$2,550	$1,279
Adjusted Price/Earnings Ratio (P/E)	20.6x	27.2x
Price/Book Ratio (P/B)	3.5x	2.2x
Beta vs Russell 2000® Value Index	0.95	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	5%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-14-2001 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Small Cap Value Fund
	Institutional Class	5.43%	1.93%	14.53%	16.65%	$22,881
	Retirement Class	5.31	1.70	14.38	16.49	22,715
	Investor Class	5.26	1.58	14.18	16.30	22,513
	Comparative Index
	Russell 2000® Value	6.36%	11.22%	13.06%	15.70%	$21,898
As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Institutional Class); 1.08% (Retirement Class); and 1.23% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor Small Cap Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.83%

Total Net Assets (000s):

    $1,787,052

RETIREMENT CLASS

Expense Ratio: 1.08%

Total Net Assets (000s):

    $60,623

INVESTOR CLASS

Expense Ratio: 1.21%

Total Net Assets (000s):

    $125,883

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,054.32	$4.21
Hypothetical (5% return)	1,000.00	1,020.59	4.14
Retirement Class
Actual	$1,000.00	$1,053.08	$5.49
Hypothetical (5% return)	1,000.00	1,019.32	5.40
Investor Class
Actual	$1,000.00	$1,052.56	$6.15
Hypothetical (5% return)	1,000.00	1,018.66	6.04
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.5%)

COMMON STOCKS—97.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.6%
697,400	AAR Corp.[1]	$21,299
2,077,700	Hexcel Corp.[1]*	45,086
1,025,398	Moog Inc. Cl. A1*	43,600

		109,985

AUTOMOBILES—0.6%
349,800	Winnebago Industries Inc.[1]	11,215

CAPITAL MARKETS—7.9%
722,766	Calamos Asset Management Inc. Cl. A1	16,956
1,165,473	Eaton Vance Corp.	44,544
1,528,300	Jefferies Group Inc.[1]	48,447
1,497,668	Raymond James Financial Inc.[1]	45,949

		155,896

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—2.5%
774,900	Scotts Miracle-Gro Co. Cl. A1	$34,848
538,100	Valspar Corp.[1]	14,550

		49,398

COMMERCIAL BANKS—2.7%
453,179	Oriental Financial Group Inc.[1]	5,243
918,800	Pacific Capital Bancorp[1]	24,743
769,800	Sterling Financial Corp.[1]	22,694

		52,680

COMMERCIAL SERVICES & SUPPLIES—3.2%
363,102	Administaff Inc.[1]	12,051
2,336,500	Allied Waste Industries Inc.[1]*	31,239
612,038	School Specialty Inc.[1]*	20,185

		63,475

CONSTRUCTION & ENGINEERING—1.5%
679,200	URS Corp.*	29,681

CONSTRUCTION MATERIALS—1.3%
1,230,861	Headwaters Inc.[1]*	26,673

CONSUMER FINANCE—1.6%
440,462	Cash America International Inc.	19,010
63,100	Student Loan Corp.[1]	12,854

		31,864

DIVERSIFIED FINANCIAL SERVICES—1.1%
1,207,900	Asset Acceptance Capital Corp.*	22,250

ELECTRONIC EQUIPMENT & INSTRUMENTS—8.2%
862,500	Benchmark Electronics Inc.[1]*	18,268
1,219,202	Checkpoint Systems Inc.[1]*	26,810
1,549,218	FLIR Systems Inc.[1]*	62,728
467,311	Itron Inc.[1]	31,469
6,496,600	Sanmina-SCI Corp.[1]*	22,413

		161,688

ENERGY EQUIPMENT & SERVICES—2.7%
1,103,985	Oceaneering International Inc.[1]*	52,483

GAS UTILITIES—1.9%
786,700	ONEOK Inc.[1]	38,084

HEALTH CARE PROVIDERS & SERVICES—6.3%
1,142,300	AMERIGROUP Corp.[1]*	32,133
1,034,200	Centene Corp.[1]*	21,522
784,762	Healthways Inc.[1]*	33,289
981,800	Sunrise Senior Living Inc.[1]*	37,593

		124,537

HOTELS, RESTAURANTS & LEISURE—3.0%
911,398	Brinker International Inc.[1]	28,344
1,362,291	Sonic Corp.[1]*	30,570

		58,914

HOUSEHOLD DURABLES—5.9%
1,068,896	Hovnanian Enterprises Inc. Cl. A1*	25,643
703,400	Meritage Homes Corp.[1]*	24,485
712,000	Snap-on Inc.[1]	38,804
1,353,660	Standard Pacific Corp.[1]	28,224

		117,156

INSURANCE—8.0%
1,026,297	Delphi Financial Group Inc.	43,823
1,105,999	Philadelphia Consolidated Holding Corp.[1]*	48,000
335,100	Protective Life Corp.[1]	15,716

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
981,200	State Auto Financial Corp.[1]	$29,485
555,200	United Fire & Casualty Co.[1]	20,404

		157,428

IT SERVICES—4.3%
1,486,100	Global Payments Inc.[1]	56,442
986,400	MoneyGram International Inc.[1]	28,043

		84,485

LIFE SCIENCES TOOLS & SERVICES—5.0%
792,000	Covance Inc.*	47,916
1,415,786	Pharmaceutical Product Development Inc.[1]	51,067

		98,983

MACHINERY—8.7%
823,400	Bucyrus International Inc. Cl. A1	51,660
852,400	Harsco Corp.	43,472
766,650	Joy Global Inc.[1]	38,816
1,132,900	Timken Co.	37,363

		171,311

MULTI-UTILITIES—2.1%
1,269,200	PNM Resources Inc.[1]	41,313

OIL, GAS & CONSUMABLE FUELS—5.9%
1,974,900	Cabot Oil & Gas Corp.[1]	71,926
736,400	Swift Energy Co.[1]*	29,935
472,500	W&T Offshore Inc.[1]	14,340

		116,201

PHARMACEUTICALS—0.1%
28,750	Barr Pharmaceuticals Inc.[1]*	1,390

SPECIALTY RETAIL—2.3%
930,900	Aaron Rents Inc. Cl. B1	26,410
1,115,863	Stein Mart Inc.[1]	18,188

		44,598

COMMON STOCKS—Continued

Shares		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—2.4%
835,800	Phillips-Van Heusen Corp.	$46,721

THRIFTS & MORTGAGE FINANCE—1.5%
872,550	Astoria Financial Corp.[1]	23,175
327,900	BankUnited Financial Corp.[1]	7,099

		30,274

TRADING COMPANIES & DISTRIBUTORS—1.2%
458,884	Watsco Inc.[1]	24,399

TOTAL COMMON STOCKS (Cost$ 1,546,442)		1,923,082

SHORT-TERM INVESTMENTS—28.6%
Principal Amount (000s)
REPURCHASE AGREEMENTS
$36,660	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $37,398)	36,660

Shares
SECURITIES LENDING COLLATERAL
528,544,068	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.320%)	528,544

TOTAL SHORT-TERM INVESTMENTS (Cost $565,204)		565,204

TOTAL INVESTMENTS—126.1% (Cost $2,111,646)		2,488,286

CASH AND OTHER ASSETS, LESS LIABILITIES—(26.1)%		(514,728)

TOTAL NET ASSETS—100.0%		$1,973,558

*	Non-income producing security.

1	A portion or all of this security was out on loan at April 30, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2007 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation	Harbor Mid Cap Growth	Harbor Small Cap Growth	Harbor Small Company Growth	Harbor Large Cap Value	Harbor Mid Cap Value	Harbor Small Cap Value
ASSETS
Investments, at identified cost*	$7,475,240	$252,964	$549,726	$16,126	$633,879	$96,758	$2,111,646
Investments, at value (including securities loaned of $241,529; $54,771; $0; $0; $36,267; $22,455; $505,312)	$9,176,111	$266,021	$689,742	$16,578	$787,184	$104,766	$2,451,626
Repurchase agreements	—	16,506	23,517	527	12,087	952	36,660
Cash	—	—	1	—	—	—	3,226
Receivables for:
Investments sold	84,045	4,071	7,195	215	7,230	1,324	13,904
Capital shares sold	5,822	351	197	4	526	194	1,243
Dividends	3,890	98	31	4	576	93	1,114
Interest	9	2	3	—	2	—	5
Withholding tax receivable	989	4	—	—	—	—	—
Other assets	—	25	21	29	86	24	30
Prepaid fund insurance	27	1	2	—	3	—	7
Total Assets	9,270,893	287,079	720,709	17,357	807,694	107,353	2,507,815
LIABILITIES
Payables for:
Investments purchased	102,111	6,725	9	383	—	1,363	2,077
Capital shares reacquired	10,848	314	649	—	1,578	447	2,218
Collateral for securities loaned	251,550	57,499	—	—	37,464	23,370	528,544
Accrued expenses:
Management fees	4,415	133	448	10	377	49	1,219
12b-1 fees	196	13	18	1	66	2	38
Trustees’ fees and expenses	39	1	4	—	4	1	10
Transfer agent fees	478	10	38	1	68	4	103
Other	110	20	12	—	5	16	48
Total Liabilities	369,747	64,715	1,178	395	39,562	25,252	534,257
NET ASSETS	$8,901,146	$222,364	$719,531	$16,962	$768,132	$82,101	$1,973,558
Net Assets Consist of:
Paid-in capital	$8,957,631	$187,175	$540,631	$15,859	$557,882	$71,984	$1,556,525
Undistributed/(overdistributed) net investment income	17,278	178	(1,994)	(22)	2,300	327	5,816
Accumulated net realized gain/(loss)	(1,774,634)	5,449	17,361	146	42,558	831	34,576
Unrealized appreciation/(depreciation) of investments	1,700,871	29,562	163,533	979	165,392	8,959	376,641
	$8,901,146	$222,364	$719,531	$16,962	$768,132	$82,101	$1,973,558
NET ASSET VALUE PER SHARE PER CLASS[1]:

Institutional Class
Net assets	$7,946,670	$154,492	$633,331	$14,430	$441,511	$74,435	$1,787,052
Shares of beneficial interest[2]	230,091	18,080	47,098	1,323	22,309	5,148	81,657
Net asset value per share	$34.54	$8.54	$13.45	$10.90	$19.79	$14.46	$21.88
Retirement Class
Net assets	$271,279	$57,131	$38,502	$1,106	$6,349	$382	$60,623
Shares of beneficial interest[2]	7,890	6,709	2,895	102	321	27	2,781
Net asset value per share	$34.38	$8.52	$13.30	$10.86	$19.76	$14.42	$21.80
Investor Class
Net assets	$683,197	$10,741	$47,698	$1,426	$320,272	$7,284	$125,883
Shares of beneficial interest[2]	19,983	1,268	3,619	132	16,265	505	5,828
Net asset value per share	$34.19	$8.47	$13.18	$10.85	$19.69	$14.42	$21.60

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2007 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation	Harbor Mid Cap Growth	Harbor Small Cap Growth	Harbor Small Company Growth	Harbor Large Cap Value	Harbor Mid Cap Value	Harbor Small Cap Value
Investment Income:
Dividends	$39,691	$1,020	$837	$19	$6,640	$408	$5,156
Interest	2,322	220	274	14	349	46	795
Securities lending income	8,062	219	—	—	45	197	8,848
Foreign taxes withheld	(1,885)	(7)	—	—	—	—	(13)
Total Investment Income	48,190	1,452	1,111	33	7,034	651	14,786
Operating Expenses:
Management fees	26,303	714	2,698	45	2,492	192	7,672
12b-1 fees:
Retirement Class	308	65	57	1	9	—	75
Investor Class	779	9	59	2	376	8	165
Shareholder communications	519	22	21	—	37	2	151
Custodian fees	168	49	23	32	35	49	56
Transfer agent fees:
Institutional Class	2,370	40	188	3	157	13	556
Retirement Class	74	16	14	—	2	—	18
Investor Class	592	7	45	1	286	6	126
Professional fees	116	2	11	—	12	1	29
Trustees’ fees and expenses	56	1	5	—	6	—	14
Registration fees	114	28	23	16	29	18	48
Miscellaneous	60	2	7	1	8	3	17
Total operating expenses	31,459	955	3,151	101	3,449	292	8,927
Transfer agent fees waived	(513)	(11)	(43)	(1)	(51)	(2)	(123)
Other expenses waived	—	—	—	(45)	—	(33)	—
Other expense reimbursements and reductions (See Note 4)	(33)	(1)	(2)	—	(5)	(1)	(9)
Net operating expenses	30,913	943	3,106	55	3,393	256	8,795
Net Investment Income/(Loss)	17,277	509	(1,995)	(22)	3,641	395	5,991
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	322,836	6,423	31,760	323	42,928	826	39,214
Foreign currency transactions	(226)	(11)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	173,943	16,374	23,200	526	13,078	5,477	64,345
Translation of assets and liabilities in foreign currencies	13	—	—	—	—	—	—
Net gain/(loss) on investment transactions	496,566	22,786	54,960	849	56,006	6,303	103,559
Net Increase/(Decrease) in Net Assets Resulting from Operations	$513,843	$23,295	$52,965	$827	$59,647	$6,698	$109,550

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation		Harbor Mid Cap Growth		Harbor Small Cap Growth
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$17,277	$18,816	$509	$(358)	$(1,995)	$(2,906)
Net realized gain/(loss) on investments	322,610	508,910	6,412	114	31,760	66,430
Net unrealized appreciation/(depreciation) of investments	173,956	(140,648)	16,374	12,757	23,200	33,716
Net increase/(decrease) in net assets resulting from operations	513,843	387,078	23,295	12,513	52,965	97,240
Distributions to Shareholders:
Net investment income:
Institutional Class	(16,960)	(7,307)	(257)	—	—	—
Retirement Class	—	—	(74)	—	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(520)	(6,715)	(55,378)	(51,211)
Retirement Class	—	—	(220)	(3)	(4,325)	(3,304)
Investor Class	—	—	(31)	(299)	(4,139)	(2,666)
Total distributions to shareholders	(16,960)	(7,307)	(1,102)	(7,017)	(63,842)	(57,181)
Net Increase/(Decrease) Derived from Capital Stock Activity	(249,160)	657,970	36,354	103,123	664	(18,803)
Net increase/(decrease) in net assets	247,723	1,037,741	58,547	108,619	(10,213)	21,256
Net Assets:
Beginning of period	8,653,423	7,615,682	163,817	55,198	729,744	708,488
End of period*	$8,901,146	$8,653,423	$222,364	$163,817	$719,531	$729,744
* Includes undistributed/(over-distributed) net investment income of:	$17,278	$16,961	$178	$—	$(1,994)	$1

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth		Harbor Large Cap Value		Harbor Mid Cap Value		Harbor Small Cap Value
November 1, 2006 through April 30, 2007	February 1, 2006[a] through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$(22)	$(22)	$3,641	$9,375	$395	$311	$5,991	$3,198
323	(177)	42,928	14,826	826	1,031	39,214	49,921
526	453	13,078	84,603	5,477	1,934	64,345	147,628
827	254	59,647	108,804	6,698	3,276	109,550	200,747

—	—	(3,139)	(6,461)	(243)	(181)	(1,731)	(1,770)
—	—	(36)	(70)	(2)	(1)	—	—
—	—	(1,034)	(1,888)	(40)	(16)	—	—

—	—	(8,628)	—	(774)	(396)	(42,862)	(26,794)
—	—	(125)	—	(8)	(2)	(1,338)	(736)
—	—	(4,277)	—	(171)	(46)	(3,116)	(2,830)
—	—	(17,239)	(8,419)	(1,238)	(642)	(49,047)	(32,130)
6,388	9,493	(164,464)	74,740	43,995	12,575	(211,644)	144,478
7,215	9,747	(122,056)	175,125	49,455	15,209	(151,141)	313,095

9,747	—	890,188	715,063	32,646	17,437	2,124,699	1,811,604
$16,962	$9,747	$768,132	$890,188	$82,101	$32,646	$1,973,558	$2,124,699
$(22)	$—	$2,300	$2,868	$327	$217	$5,816	$1,556

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in thousands)

	Harbor Capital Appreciation		Harbor Mid Cap Growth		Harbor Small Cap Growth
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$624,236	$2,085,928	$40,796	$66,998	$33,311	$54,642
Reinvested in payment of distributions	14,604	6,311	754	6,688	49,948	43,064
Cost of shares reacquired	(1,022,880)	(1,758,370)	(13,097)	(20,422)	(75,045)	(135,373)
Net increase/(decrease) in net assets	$(384,040)	$333,869	$28,453	$53,264	$8,214	$(37,667)
Retirement Class:
Net proceeds from sale of shares	$75,845	$111,009	$9,337	$47,599	$4,339	$13,513
Reinvested in payment of distributions	—	—	293	3	4,325	3,304
Cost of shares reacquired	(26,634)	(32,541)	(4,949)	(2,668)	(17,426)	(11,384)
Net increase/(decrease) in net assets	$49,211	$78,468	$4,681	$44,934	$(8,762)	$5,433
Investor Class:
Net proceeds from sale of shares	$152,069	$347,805	$5,629	$7,564	$3,172	$20,183
Reinvested in payment of distributions	—	—	31	297	4,127	2,651
Cost of shares reacquired	(66,400)	(102,172)	(2,440)	(2,936)	(6,087)	(9,403)
Net increase/(decrease) in net assets	$85,669	$245,633	$3,220	$4,925	$1,212	$13,431
SHARES
Institutional Class:
Shares sold	18,471	64,675	5,030	9,081	2,532	4,017
Shares issued in reinvestment of distributions	434	191	95	951	3,914	3,440
Shares reacquired	(30,269)	(55,162)	(1,626)	(2,759)	(5,639)	(10,036)
Net increase/(decrease) in shares outstanding	(11,364)	9,704	3,499	7,273	807	(2,579)
Beginning of period	241,455	231,751	14,581	7,308	46,291	48,870
End of period	230,091	241,455	18,080	14,581	47,098	46,291
Retirement Class:
Shares sold	2,280	3,454	1,157	6,490	330	1,003
Shares issued in reinvestment of distributions	—	—	37	1	342	266
Shares reacquired	(791)	(1,034)	(618)	(360)	(1,352)	(860)
Net increase/(decrease) in shares outstanding	1,489	2,420	576	6,131	(680)	409
Beginning of period	6,401	3,981	6,133	2	3,575	3,166
End of period	7,890	6,401	6,709	6,133	2,895	3,575
Investor Class:
Shares sold	4,544	10,789	669	1,022	243	1,479
Shares issued in reinvestment of distributions	—	—	4	43	329	215
Shares reacquired	(1,982)	(3,264)	(307)	(402)	(462)	(710)
Net increase/(decrease) in shares outstanding	2,562	7,525	366	663	110	984
Beginning of period	17,421	9,896	902	239	3,509	2,525
End of period	19,983	17,421	1,268	902	3,619	3,509

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth		Harbor Large Cap Value		Harbor Mid Cap Value		Harbor Small Cap Value
November 1, 2006 through April 30, 2007	February 1, 2006[a] through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$7,137	$7,830	$44,879	$175,944	$46,006	$13,325	$141,608	$629,884
—	—	9,275	4,749	949	549	34,558	20,761
(932)	(498)	(236,079)	(201,028)	(4,013)	(5,292)	(372,693)	(464,680)
$6,205	$7,332	$(181,925)	$(20,335)	$42,942	$8,582	$(196,527)	$185,965

$19	$1,000	$482	$5,432	$284	$155	$12,433	$35,021
—	—	160	70	11	3	1,338	736
—	—	(3,019)	(3,611)	(125)	(62)	(12,164)	(18,732)
$19	$1,000	$(2,377)	$1,891	$170	$96	$1,607	$17,025

$204	$1,324	$53,444	$140,220	$1,453	$4,450	$9,533	$37,072
—	—	5,289	1,882	211	62	2,630	2,580
(40)	(163)	(38,895)	(48,918)	(781)	(615)	(28,887)	(98,164)
$164	$1,161	$19,838	$93,184	$883	$3,897	$(16,724)	$(58,512)

670	793	2,334	10,136	3,359	1,064	6,592	30,663
—	—	480	276	71	46	1,608	1,048
(89)	(51)	(12,265)	(11,516)	(290)	(425)	(17,320)	(22,581)
581	742	(9,451)	(1,104)	3,140	685	(9,120)	9,130
742	—	31,760	32,864	2,008	1,323	90,777	81,647
1,323	742	22,309	31,760	5,148	2,008	81,657	90,777

2	100	25	312	21	12	579	1,697
—	—	8	4	1	—	62	38
—	—	(157)	(207)	(9)	(5)	(567)	(918)
2	100	(124)	109	13	7	74	817
100	—	445	336	14	7	2,707	1,890
102	100	321	445	27	14	2,781	2,707

20	132	2,795	8,114	105	349	447	1,832
—	—	275	109	16	5	124	131
(4)	(16)	(2,039)	(2,814)	(57)	(49)	(1,360)	(4,797)
16	116	1,031	5,409	64	305	(789)	(2,834)
116	—	15,234	9,825	441	136	6,617	9,451
132	116	16,265	15,234	505	441	5,828	6,617

Harbor Domestic Equity Funds Financial Highlights

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$32.65		$31.02	$26.81	$25.21		$21.04		$26.40
Income from Investment Operations:
Net investment income/(loss)	.07	[c]	.07 [c]	.13 [c]	.02	[c]	.05	[c]	.04
Net realized and unrealized gains/(losses) on investments	1.89		1.59	4.19	1.63		4.16		(5.36)
Total from investment operations	1.96		1.66	4.32	1.65		4.21		(5.32)
Less Distributions:
Dividends from net investment income	(.07)		(.03)	(.11)	(.05)		(.04)		(.04)
Distributions from net realized capital gains[a]	—		—	—	—		—		—
Total distributions	(.07)		(.03)	(.11)	(.05)		(.04)		(.04)
Net asset value end of period	34.54		32.65	31.02	26.81		25.21		21.04
Net assets end of period (000s)	$7,946,670		$7,882,712	$7,187,988	$6,497,130		$6,338,120		$5,055,492
Ratios and Supplemental Data (%):
Total return	6.01%[d,k]		5.35%	16.14%	6.54%[d]		20.04%[d]		(20.20)%
Ratio of operating expenses to average net assets[b]	.67	[l]	.67	.68	.67	[c]	.71	[c]	.69
Ratio of operating expenses not imposed to average net assets	.01	[l]	—	—	.01		.01		—
Ratio of operating expenses net of all offsets to average net assets	.67	[l]	.67	.68	.67	[c]	.71	[c]	.69
Ratio of interest/dividend expenses to average net assets	—		—	—	—		—		.01 [e]
Ratio of net investment income/(loss) to average net assets	.43	[l]	.25	.44	.09	[c]	.24	[c]	.16
Portfolio turnover	33	[k]	71	69	67		64		76

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005[o]	2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$7.59		$7.31	$6.15	$5.96		$4.14		$5.64
Income from Investment Operations:
Net investment income/(loss)	.02	[c]	— [c]	(.03)[c]	—		(.03)[c]		(.06)[c]
Net realized and unrealized gains/(losses) on investments	.98		1.13	1.19	.19		1.85		(1.44)
Total from investment operations	1.00		1.13	1.16	.19		1.82		(1.50)
Less Distributions:
Dividends from net investment income	(.02)		—	—	—		—		—
Distributions from net realized capital gains[a]	(.03)		(.85)	—	—		—		—
Total distributions	(.05)		(.85)	—	—		—		—
Net asset value end of period	8.54		7.59	7.31	6.15		5.96		4.14
Net assets end of period (000s)	$154,492		$110,633	$53,447	$49,275		$25,743		$8,974
Ratios and Supplemental Data (%):
Total return	13.23%[d,k]		16.30%[d]	18.86%[d]	3.19%[d]		44.31%[d]		(26.77)%[d]
Ratio of operating expenses to average net assets[b]	.91	[l]	.94 [c]	.95 [c]	.98	[c]	1.20	[c]	1.20 [c]
Ratio of operating expenses not imposed to average net assets	.01	[l]	.12	.20	.14		.58		.31
Ratio of operating expenses net of all offsets to average net assets	.91	[l]	.94 [c]	.95 [c]	.98	[c]	1.20	[c]	1.20 [c]
Ratio of net investment income/(loss) to average net assets	.60	[l]	(.30)[c]	(.48)[c]	(.65)[c]		(.95)[c]		(1.11)[c]
Portfolio turnover	47	[k]	131	177	77		114		70

See page 64 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Retirement Class						Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31				6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004	2003[f]			2006	2005	2004		2003[f]
(Unaudited)						(Unaudited)
$32.47		$30.90	$26.77	$25.21	$21.04	$32.31		$30.79	$26.65	$25.12		$21.04

.05	[c]	.05 [c]	—	—	.04 [c]	.02	[c]	(.02)[c]	.05 [c]	(.05)[c]		—
1.86		1.52	4.23	1.59	4.17	1.86		1.54	4.11	1.58		4.11
1.91		1.57	4.23	1.59	4.21	1.88		1.52	4.16	1.53		4.11

—		—	(.10)	(.03)	(.04)	—		—	(.02)	—		(.03)
—		—	—	—	—	—		—	—	—		—
—		—	(.10)	(.03)	(.04)	—		—	(.02)	—		(.03)
34.38		32.47	30.90	26.77	25.21	34.19		32.31	30.79	26.65		25.12
$271,279		$207,852	$123,018	$11,775	$850	$683,197		$562,859	$304,676	$101,372		$40,475

5.88%[d,k]		5.08%	15.84%	6.32%[d]	20.04%[d]	5.82%[d,k]		4.94%	15.62%	6.09%[d]		19.55%[d]
.92	[l]	.92	.92	.92 [c]	.94 [c]	1.05	[l]	1.07	1.10	1.10	[c]	1.13 [c]
.01	[l]	—	—	.01	.01	.01	[l]	—	—	.01		.01
.92	[l]	.92	.92	.92 [c]	.94 [c]	1.05	[l]	1.07	1.10	1.10	[c]	1.13 [c]
—		—	—	—	—	—		—	—	—		—
.18	[l]	—	(.13)	(.18)[c]	(.09)[c]	.06	[l]	(.15)	(.10)	(.35)[c]		(.29)[c]
33	[k]	71	69	67	64	33	[k]	71	69	67		64

Retirement Class						Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31				6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005[o]	2004	2003[f]			2006	2005[o]	2004		2003[f]
(Unaudited)						(Unaudited)
$7.57		$7.31	$6.15	$5.96	$4.14	$7.52		$7.28	$6.15	$5.96		$4.14

.01	[c]	— [c]	—	(.04)[c]	(.02)[c]	.01		(.01)[c]	(.04)[c]	.01	[c]	(.02)[c]
.98		1.11	1.16	.23	1.84	.97		1.10	1.17	.18		1.84
.99		1.11	1.16	.19	1.82	.98		1.09	1.13	.19		1.82

(.01)		—	—	—	—	—		—	—	—		—
(.03)		(.85)	—	—	—	(.03)		(.85)	—	—		—
(.04)		(.85)	—	—	—	(.03)		(.85)	—	—		—
8.52		7.57	7.31	6.15	5.96	8.47		7.52	7.28	6.15		5.96
$57,131		$46,402	$14	$1	$6	$10,741		$6,782	$1,737	$891		$209

13.19%[d,k]		15.99%[d]	18.86%[d]	3.19%[d]	44.31%[d]	13.11%[d,k]		15.77%[d]	18.37%[d]	3.19%[d]		44.31%[d]
1.16	[l]	1.18 [c]	1.18 [c]	1.23 [c]	1.40 [c]	1.28	[l]	1.32 [c]	1.38 [c]	1.38	[c]	1.40 [c]
.01	[l]	.12	.20	.08	.63	.01	[l]	.12	.20	.18		.81
1.16	[l]	1.18 [c]	1.18 [c]	1.23 [c]	1.40 [c]	1.28	[l]	1.32 [c]	1.38 [c]	1.38	[c]	1.40 [c]
.39	[l]	(.58)[c]	(.67)[c]	(.90)[c]	(1.13)[c]	.34	[l]	(.69)[c]	(.87)[c]	(1.06)[c]		(1.13)[c]
47	[k]	131	177	77	114	47	[k]	131	177	77		114

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004		2003[g]	2002
	(Unaudited)
Net asset value beginning of period	$13.69		$13.00	$12.82	$12.05		$8.65	$9.72
Income from Investment Operations:
Net investment income/(loss)	—	[c]	— [c]	(.06)[c]	—		(.04)[c]	(.03)[c]
Net realized and unrealized gains/(losses) on investments	.98		1.74	1.07	.77		3.44	(1.04)
Total from investment operations	.98		1.74	1.01	.77		3.40	(1.07)
Less Distributions:
Dividends from net investment income	—		—	—	—		—	—
Distributions from net realized capital gains[a]	(1.22)		(1.05)	(.83)	—		—	—
Total distributions	(1.22)		(1.05)	(.83)	—		—	—
Net asset value end of period	13.45		13.69	13.00	12.82		12.05	8.65
Net assets end of period (000s)	$633,331		$633,956	$635,132	$709,318		$631,734	$103,951
Ratios and Supplemental Data (%):
Total return	7.65%[d,k]		14.17%	7.83%	6.39%[d]		39.31%[d]	(11.01)%[d]
Ratio of operating expenses to average net assets[b]	.82	[l]	.82	.84	.83	[c]	.93 [c]	.95 [c]
Ratio of operating expenses not imposed to average net assets	.01	[l]	—	—	.02		.02	.08
Ratio of operating expenses net of all offsets to average net assets	.82	[l]	.82	.84	.83	[c]	.93 [c]	.95 [c]
Ratio of net investment income/(loss) to average net assets	(.51)[l]		(.35)	(.40)	(.48)[c]		(.61)[c]	(.71)[c]
Portfolio turnover	17	[k]	55	69	54		83	50

HARBOR SMALL COMPANY GROWTH FUND

	Institutional Class
	6-Month Period Ended April 30, 2007		9-Month Period Ended October 31, 2006[h]
	(Unaudited)
Net asset value beginning of period	$10.18		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)[c]		—	[c]
Net realized and unrealized gains/(losses) on investments	.73		.18
Total from investment operations	.72		.18
Less Distributions:
Dividends from net investment income	—		—
Distributions from net realized capital gains[a]	—		—
Total distributions	—		—
Net asset value end of period	10.90		10.18
Net assets end of period (000s)	$14,430		$7,559
Ratios and Supplemental Data (%):
Total return	7.07%[d,k]		1.80%[d,k]
Ratio of operating expenses to average net assets[b]	.87	[c,l]	.92	[c,l]
Ratio of operating expenses not imposed to average net assets	.79	[l]	2.19	[l]
Ratio of operating expenses net of all offsets to average net assets	.87	[c,l]	.92	[c,l]
Ratio of net investment income/(loss) to average net assets	(.31)[c,l]		(.38)[c,l]
Portfolio turnover	40	[k]	53	[k]

See page 64 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Retirement Class					Investor Class
6-Month Period Ended April 30, 2007	Year Ended October 31				6-Month Period Ended April 30, 2007	Year Ended October 31
	2006	2005	2004	2003[f]		2006	2005	2004		2003[f]
(Unaudited)					(Unaudited)
$13.57	$12.92	$12.78	$12.05	$8.65	$13.47	$12.85	$12.74	$12.02		$8.65

(.07)[c]	(.03)[c]	(.07)[c]	(.02)[c]	(.02)[c]	(.05)[c]	(.02)[c]	(.09)[c]	.02	[c]	(.06)[c]
1.02	1.73	1.04	.75	3.42	.98	1.69	1.03	.70		3.43
.95	1.70	.97	.73	3.40	.93	1.67	.94	.72		3.37

—	—	—	—	—	—	—	—	—		—
(1.22)	(1.05)	(.83)	—	—	(1.22)	(1.05)	(.83)	—		—
(1.22)	(1.05)	(.83)	—	—	(1.22)	(1.05)	(.83)	—		—
13.30	13.57	12.92	12.78	12.05	13.18	13.47	12.85	12.74		12.02
$38,502	$48,525	$40,916	$8,074	$4,482	$47,698	$47,263	$32,440	$26,527		$12,279

7.47%[d,k]	13.93%	7.52%	6.06%[d]	39.31%[d]	7.38%[d,k]	13.77%	7.31%	5.90%[d]		39.08%[d]
1.07 [l]	1.07	1.09	1.08 [c]	1.16 [c]	1.20 [l]	1.22	1.27	1.25	[c]	1.36 [c]
.01 [l]	—	—	.01	.02	.01 [l]	—	—	.02		.02
1.07 [l]	1.07	1.09	1.08 [c]	1.16 [c]	1.20 [l]	1.22	1.27	1.25	[c]	1.36 [c]
(.77)[l]	(.60)	(.66)	(.73)[c]	(.83)[c]	(.89)[l]	(.74)	(.83)	(.91)[c]		(1.03)[c]
17 [k]	55	69	54	83	17 [k]	55	69	54		83

Retirement Class				Investor Class
6-Month Period Ended April 30, 2007		9-Month Period Ended October 31, 2006[h]		6-Month Period Ended April 30, 2007		9-Month Period Ended October 31, 2006[h]
(Unaudited)				(Unaudited)
$10.16		$10.00		$10.15		$10.00

(.03)[c]		(.01)[c]		(.03)[c]		(.02)[c]
.73		.17		.73		.17
.70		.16		.70		.15

—		—		—		—
—		—		—		—
—		—		—		—
10.86		10.16		10.85		10.15
$1,106		$1,016		$1,426		$1,172

6.89%[d,k]		1.60%[d,k]		6.90%[d,k]		1.50%[d,k]
1.12	[c,l]	1.18	[c,l]	1.25	[c,l]	1.31	[c,l]
.69	[l]	2.19	[l]	.69	[l]	2.19	[l]
1.12	[c,l]	1.18	[c,l]	1.25	[c,l]	1.31	[c,l]
(.58)[c,l]		(.58)[c,l]		(.70)[c,l]		(.71)[c,l]
40	[k]	53	[k]	40	[k]	53	[k]

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$18.79		$16.63	$15.00	$13.52		$11.43		$13.01
Income from Investment Operations:
Net investment income/(loss)	.12	[c]	.22 [c]	.16 [c]	.14	[c]	.11	[c]	.10
Net realized and unrealized gains/(losses) on investments	1.26		2.13	1.63	1.45		2.11		(1.63)
Total from investment operations	1.38		2.35	1.79	1.59		2.22		(1.53)
Less Distributions:
Dividends from net investment income	(.10)		(.19)	(.16)	(.11)		(.13)		(.05)
Distributions from net realized capital gains[a]	(.28)		—	—	—		—		—
Total distributions	(.38)		(.19)	(.16)	(.11)		(.13)		(.05)
Net asset value end of period	19.79		18.79	16.63	15.00		13.52		11.43
Net assets end of period (000s)	$441,511		$596,888	$546,624	$352,917		$202,159		$142,063
Ratios and Supplemental Data (%):
Total return	7.39%[d,k]		14.23%	11.90%	11.79%[d]		19.56%[d]		(11.83)%
Ratio of operating expenses to average net assets[b]	.68	[l]	.68	.70	.68	[c]	.77	[c]	.77
Ratio of operating expenses not imposed to average net assets	.01	[l]	—	—	.02		.01		—
Ratio of operating expenses net of all offsets to average net assets	.68	[l]	.68	.70	.68	[c]	.77	[c]	.77
Ratio of net investment income/(loss) to average net assets	1.02	[l]	1.23	1.01	1.10		.94	[c]	.75
Portfolio turnover	18	[k]	31	24	19		25		35

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004[i]		2003		2002[j]
	(Unaudited)
Net asset value beginning of period	$13.26		$11.90	$11.09	$10.06		$8.33		$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	[c]	.13 [c]	.14 [c]	.02	[c]	.01	[c]	—
Net realized and unrealized gains/(losses) on investments	1.61		1.65	1.68	1.01		1.72		(1.67)
Total from investment operations	1.69		1.78	1.82	1.03		1.73		(1.67)
Less Distributions:
Dividends from net investment income	(.12)		(.13)	(.05)	—		—		—
Distributions from net realized capital gains[a]	(.37)		(.29)	(.96)	—		—		—
Total distributions	(.49)		(.42)	(1.01)	—		—		—
Net asset value end of period	14.46		13.26	11.90	11.09		10.06		8.33
Net assets end of period (000s)	$74,435		$26,630	$15,744	$10,354		$7,959		$4,867
Ratios and Supplemental Data (%):
Total return	13.03%[d,k]		15.43%[d]	16.92%[d]	10.36%[d]		20.77%[d]		(16.70)%[d,j]
Ratio of operating expenses to average net assets[b]	.95	[c,l]	.95 [c]	.95 [c]	1.02	[c]	1.20	[c]	1.20 [c,l]
Ratio of operating expenses not imposed to average net assets	.14	[l]	.51	.93	1.08		1.15		1.93 [l]
Ratio of operating expenses net of all offsets to average net assets	.95	[c,l]	.95 [c]	.95 [c]	1.02	[c]	1.20	[c]	1.20 [c,l]
Ratio of net investment income/(loss) to average net assets	1.58	[l]	1.45 [c]	1.27 [c]	.23	[c]	.15	[c]	(.22)[c,l]
Portfolio turnover	4	[k]	18	20	152		67		41 [l]

See page 64 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Retirement Class								Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31						6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004		2003[f]				2006	2005	2004		2003[f]
(Unaudited)								(Unaudited)
$18.77		$16.62	$14.99	$13.52		$11.43		$18.70		$16.58	$14.96	$13.49		$11.43

.07	[c]	.16 [c]	.14 [c]	.08	[c]	.15	[c]	.06	[c]	.14 [c]	.07 [c]	.10	[c]	.10	[c]
1.28		2.14	1.61	1.50		2.07		1.28		2.12	1.64	1.43		2.07
1.35		2.30	1.75	1.58		2.22		1.34		2.26	1.71	1.53		2.17

(.08)		(.15)	(.12)	(.11)		(.13)		(.07)		(.14)	(.09)	(.06)		(.11)
(.28)		—	—	—		—		(.28)		—	—	—		—
(.36)		(.15)	(.12)	(.11)		(.13)		(.35)		(.14)	(.09)	(.06)		(.11)
19.76		18.77	16.62	14.99		13.52		19.69		18.70	16.58	14.96		13.49
$6,349		$8,352	$5,577	$4,515		$5		$320,272		$284,948	$162,862	$16,452		$6,682

7.23%[d,k]		13.93%	11.66%	11.69%[d]		19.56%[d]		7.19%[d,k]		13.73%	11.44%	11.34%[d]		19.13%[d]
.93	[l]	.93	.95	.92	[c]	.93	[c]	1.06	[l]	1.08	1.10	1.10	[c]	1.17	[c]
.01	[l]	—	—	.03		.01		.01	[l]	—	—	.03		.01
.93	[l]	.93	.95	.92	[c]	.93	[c]	1.06	[l]	1.08	1.10	1.10	[c]	1.17	[c]
.78	[l]	.95	.77	.86	[c]	.66	[c]	.63	[l]	.82	.70	.68	[c]	.34	[c]
18	[k]	31	24	19		25		18	[k]	31	24	19		25

Retirement Class								Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31						6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004[i]		2003[f]				2006	2005	2004[i]		2003[f]
(Unaudited)								(Unaudited)
$13.24		$11.90	$11.09	$10.06		$8.33		$13.22		$11.88	$11.09	$10.06		$8.33

.11	[c]	.10 [c]	.04 [c]	.02	[c]	—		.08	[c]	.12 [c]	.07 [c]	(.01)[c]		(.01)[c]
1.55		1.66	1.76	1.01		1.73		1.58		1.62	1.71	1.04		1.74
1.66		1.76	1.80	1.03		1.73		1.66		1.74	1.78	1.03		1.73

(.11)		(.13)	(.04)[c]	—		—		(.09)		(.11)	(.04)	—		—
(.37)		(.29)	(.95)	—		—		(.37)		(.29)	(.95)	—		—
(.48)		(.42)	(.99)	—		—		(.46)		(.40)	(.99)	—		—
14.42		13.24	11.90	11.09		10.06		14.42		13.22	11.88	11.09		10.06
$382		$184	$81	$2		$—		$7,284		$5,832	$1,612	$268		$46

12.82%[d,k]		15.17%[d]	16.88%[d]	10.36%[d]		20.77%[d]		12.82%[d,k]		15.00%[d]	16.65%[d]	10.24%[d]		20.77%[d]
1.20	[c,l]	1.18 [c]	1.18 [c]	—	[n]	—	[n]	1.33	[c,l]	1.32 [c]	1.38 [c]	1.39	[c]	1.39	[c]
.14	[l]	.51	.93	—		—		.14	[l]	.51	.93	1.53		1.38
1.20	[c,l]	1.18 [c]	1.18 [c]	—	[n]	—	[n]	1.33	[c,l]	1.32 [c]	1.38 [c]	1.39	[c]	1.39	[c]
1.36	[l]	1.22 [c]	.96 [c]	—	[n]	—	[n]	1.22	[c,l]	1.06 [c]	.88 [c]	(.15)[c]		(.16)[c]
4	[k]	18	20	152		67		4	[k]	18	20	152		67

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004		2003	2002[m]
	(Unaudited)
Net asset value beginning of period	$21.24		$19.50	$16.58	$13.88		$9.99	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	[c]	.03 [c]	.01 [c]	—		(.01)[c]	(.02)[c]
Net realized and unrealized gains/(losses) on investments	1.08		2.04	3.00	2.70		3.90	.01
Total from investment operations	1.15		2.07	3.01	2.70		3.89	(.01)
Less Distributions:
Dividends from net investment income	(.02)		(.02)	—	—		—	—
Distributions from net realized capital gains[a]	(.49)		(.31)	(.09)	—		—	—
Total distributions	(.51)		(.33)	(.09)	—		—	—
Net asset value end of period	21.88		21.24	19.50	16.58		13.88	9.99
Net assets end of period (000s)	$1,787,052		$1,928,482	$1,592,120	$449,467		$159,380	$14,906
Ratios and Supplemental Data (%):
Total return	5.43%[d,k]		10.72%	18.22%	19.45%[d]		38.94%[d]	(.10)%[d,k]
Ratio of operating expenses to average net assets[b]	.83	[l]	.83	.83	.84	[c]	.94 [c]	1.20	[c,l]
Ratio of operating expenses not imposed to average net assets	.01	[l]	—	—	.01		.30	.90	[l]
Ratio of operating expenses net of all offsets to average net assets	.83	[l]	.83	.83	.84	[c]	.94 [c]	1.20	[c,l]
Ratio of net investment income/(loss) to average net assets	.62	[l]	.19	.13	(.13)[c]		(.25)[c]	(.46)[c,l]
Portfolio turnover	5	[k]	27	20	12		13	20	[k]

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Interest expense for swap agreements.

f	Commenced operations on November 1, 2002.

g	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

h	Commenced operations on February 1, 2006.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	Commenced operations on March 1, 2002.

k	Unannualized.

l	Annualized.

m	Commenced operations on December 14, 2001.

n	Assets in this class were too small to incur any income or expense.

o	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

The accompanying notes are an integral part of the financial statements.

Retirement Class							Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31					6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004		2003[f]			2006	2005	2004		2003[f]
(Unaudited)							(Unaudited	)
$21.17		$19.46	$16.57	$13.88		$9.99	$20.99		$19.33	$16.50	$13.87		$9.99

.04	[c]	(.02)[c]	(.01)[c]	.02	[c]	(.02)[c]	—	[c]	(.09)[c]	(.01)[c]	—		(.02)[c]
1.08		2.04	2.99	2.67		3.91	1.10		2.06	2.93	2.63		3.90
1.12		2.02	2.98	2.69		3.89	1.10		1.97	2.92	2.63		3.88

—		—	—	—		—	—		—	—	—		—
(.49)		(.31)	(.09)	—		—	(.49)		(.31)	(.09)	—		—
(.49)		(.31)	(.09)	—		—	(.49)		(.31)	(.09)	—		—
21.80		21.17	19.46	16.57		13.88	21.60		20.99	19.33	16.50		13.87
$60,623		$57,301	$36,787	$1,911		$3	$125,883		$138,916	$182,697	$23,987		$1,290

5.31%[d,k]		10.48%	18.05%	19.38%[d]		38.94%[d]	5.26%[d,k]		10.28%	17.76%	18.96%[d]		38.84%[d]
1.08	[l]	1.08	1.08	.93	[c]	1.18 [c]	1.21	[l]	1.23	1.26	1.25	[c]	1.29 [c]
.01	[l]	—	—	.01		.30	.01	[l]	—	—	.01		.30
1.08	[l]	1.08	1.08	.93	[c]	1.18 [c]	1.21	[l]	1.23	1.26	1.25	[c]	1.29 [c]
.38	[l]	(.06)	(.08)	(.24)[c]		(.59)[c]	.23	[l]	(.22)	(.27)	(.53)[c]		(.57)[c]
5	[k]	27	20	12		13	5	[k]	27	20	12		13

Harbor International Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Northern Cross Investments

Limited

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

Hakan Castegren

Portfolio Manager (since 1987)

Northern Cross has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

TOP TEN HOLDINGS (% of net assets)

ABB Ltd.	2.9%
BHP Billiton	2.2
Linde AG	2.2
Accor SA	2.0
Novo Nordisk A/S Series B	1.9
Schneider Electric SA	1.9
Investor Ab Cl. B	1.8
Michelin (CGDE) Cl. B	1.8
Commerzbank AG	1.8
Allianz AG—Registered	1.7

FUND CATEGORY

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

Japan	13.7%
France	13.0
Switzerland	11.8
United Kingdom	11.0
Germany	10.0
Brazil	7.1
Sweden	5.2
China	3.4
Malaysia	3.4
Denmark	2.9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

International equities turned in a strong and broad based performance for the six months ended April 30, 2007. The MSCI EAFE Index of international stocks in developed markets rose 15.46%. All returns cited are in U.S. dollar terms. The robust performance of international stocks reflected widespread strength across economic sectors and regions.

Eight of the ten economic sectors in the MSCI EAFE Index had double-digit gains, with industrials, materials, consumer staples, and utilities each posting returns of 20% or better. Health care was the worst-performing sector although it was up 7%. Growth and value stocks both returned over 15%, with the MSCI EAFE Growth Index besting its value counterpart by less than one percentage point. All 21 country components within the MSCI EAFE Index posted positive returns. Emerging markets did even better than developed regions, as the MSCI Emerging Markets Index returned 20.11%.

By comparison with the performance of international equities, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 9.06%. Currency fluctuations added about four percentage points to MSCI EAFE returns, as expressed in U.S. dollars, as the dollar weakened against a number of foreign currencies.

Performance

The Harbor International Fund outperformed its benchmark, the MSCI EAFE Index. The Fund returned 17.43% (Institutional Class), 17.27% (Retirement Class), and 17.21% (Investor Class) for the fiscal half year, compared with the index return of 15.46%. The Fund also outpaced the benchmark for the latest five-year and ten-year periods. For example, a hypothetical investment of $10,000 made in the Harbor International Fund ten years ago would now be worth $33,900 (Institutional Class)—over $10,000 more than if the same investment had been made in its unmanaged benchmark

Stock selection was a key factor in the Fund’s strong performance for the fiscal half year as well as in its outperformance relative to the benchmark. Sector weights, country allocations, and currency contributions all had minor effects on Fund returns relative to those of the index.

Harbor International Fund

MANAGER’S COMMENTARY—Continued

Consumer discretionary stocks comprised the best performing area of the portfolio, with an overall return of 34% compared with 15% for those in the index. Investments in this sector made significant contributions to the Fund’s absolute return as well as to its performance edge over the benchmark. Leading contributors in the consumer discretionary group included French companies Michelin (up 57%) and Accor (up 36%), as well as Genting Berhad in Malaysia (up 69%).

Holdings in the industrials sector also made major contributions to both absolute and relative returns. Investments in this sector returned 28% compared with 25% for those in the index. An overweighted position in industrials (14% of the portfolio versus 11% of the index) helped magnify the advantage. Top performers in this category included ABB, based in Switzerland (up 36%), and French companies Compagnie de Saint-Gobain (up 46%) and Schneider Electric (up 38%). ABB was the largest holding in the portfolio and the biggest single contributor to performance for the six months.

Materials stocks also made a positive contribution to Fund performance relative to the index. The leading contributor in this category was the Brazilian mining company, Companhia Vale do Rio Doce (up 61%), followed by Holcim Ltd., based in Switzerland (up 25%), and BHP Billiton, based in Australia (up 18%).

As the largest sector weight in the Fund, financials made a major contribution to absolute performance, although returns for the sector lagged behind the average of the total portfolio. Holdings among the financials returned 14% compared with 13% for the index. Financial stocks accounted for about 29% of both the portfolio and the index. Leading contributors within this sector included China Life Insurance (up 48%), Germany’s Commerzbank (up 41%), and Investor AB, based in Sweden (up 24%).

Fund returns also benefited from the avoidance of stocks experiencing major price declines. The largest detractor from performance was Mitsubishi UFJ Financial Group (down 16%), which reduced overall returns by only 18 basis points. Others included UK-based HSBC Holdings (down 9% before being sold from the portfolio), Novartis, based in Switzerland (off 2%), and Japan’s Sumitomo Trust and Banking Co. Ltd. (down 7%).

Outlook and Strategy

As of April 30, 2007, the Fund’s largest economic sector positions were in financials, industrials, and materials. Compared with the MSCI EAFE Index, the largest overweighted positions in the portfolio were in industrials, materials, and energy, while the most significant underweights were in utilities and telecommunications. The largest country-level allocations were in the Japan, France, and Switzerland. Relative to the benchmark, the largest country overweights were in Brazil, Switzerland, and China, while the most significantly underweighted positions were in the UK and Japan.

We expect to see continued growth in world economies. China has strong momentum, and Europe and the U.S. should continue to be positive. Ample liquidity, as evidenced by a high level of merger and acquisition activity, should bode well for equity markets. We have added airline shares to the portfolio in recent months, reflecting our expectation that ongoing economic growth should stimulate air travel, while moderating oil prices could help reduce airline expenses. We believe that airlines could achieve margin expansion as world GDP grows at a faster rate than wide body passenger planes can be produced.

The cornerstone of our philosophy is investing for the long term in companies with prospects for margin expansion over a range of three to five years. World markets have expanded significantly over the past decade, and we are confident that we will continue to find attractive investments with potential for long term appreciation.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor International Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 011

Cusip: 411511306

Ticker: HAINX

Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 211

Cusip: 411511652

Ticker: HRINX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 411

Cusip: 411511645

Ticker: HIINX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	97	1,154
Number of Countries	21	21
Total Net Assets (000s)	$21,475,289	N/A
Weighted Average Market Cap ($MM)	$52,030.0	$60,000.0
Adjusted Price/Earnings Ratio (P/E)	20.9x	19.8x
Price/Book Ratio (P/B)	3.1x	3.5x
Beta vs MSCI EAFE Index	1.11	1.00
Portfolio Turnover Rate—Unnanualized (6-Month Period Ended 04-30-2007)	5%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor International Fund
	Institutional Class	17.43%	19.86%	20.44%	12.98%	$33,900
	Retirement Class	17.27	19.57	20.16	12.71	33,088
	Investor Class	17.21	19.43	19.95	12.51	32,512
	Comparative Index
	MSCI EAFE	15.46%	19.81%	16.64%	8.72%	$23,077
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Retirement Class); and 1.24% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor International Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.84%

Total Net Assets (000s):

    $19,774,978

RETIREMENT CLASS

Expense Ratio: 1.09%

Total Net Assets (000s):

    $240,002

INVESTOR CLASS

Expense Ratio: 1.22%

Total Net Assets (000s):

    $1,460,309

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,174.25	$4.50
Hypothetical (5% return)	1,000.00	1,020.55	4.19
Retirement Class
Actual	$1,000.00	$1,172.71	$5.84
Hypothetical (5% return)	1,000.00	1,019.28	5.44
Investor Class
Actual	$1,000.00	$1,172.06	$6.55
Hypothetical (5% return)	1,000.00	1,018.61	6.09
*	Expenses are equal to the Funds annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.6%)

COMMON STOCKS—91.2%

Shares		Value (000s)

AIRLINES—4.6%
2,783,300	Air France-KLM SA (FR)	$141,949
29,066,000	All Nippon Airways Co. Ltd. (JP)	112,530
106,539,000	Cathay Pacific Airways Ltd. (HK)	277,525
8,836,737	Deutsche Lufthansa AG—Registered (GER)	264,135
76,563,000	Japan Airlines Corp. (JP)*	150,534
3,500,000	Singapore Airlines Ltd. (SGP)	41,671

		988,344

AUTO COMPONENTS—3.1%
2,035,893	Continental AG (GER)	283,388
3,016,114	Michelin (CGDE) Cl. B (FR)	384,281

		667,669

AUTOMOBILES—1.4%
880,300	Peugeot SA (FR)	71,425
3,687,200	Toyota Motor Corp. (JP)	223,956

		295,381

BEVERAGES—1.7%
17,406,424	Diageo plc (UK)	366,929

BUILDING PRODUCTS—3.7%
16,490,000	Asahi Glass Co. Ltd. (JP)	221,819
10,624,600	ASSA ABLOY Ab Series B (SW)	237,728
3,160,824	Compagnie de Saint-Gobain (FR)	337,512

		797,059

COMMON STOCKS—Continued

Shares		Value (000s)

CAPITAL MARKETS—2.9%
16,178,000	Nomura Holdings Inc. (JP)	$309,181
4,829,326	UBS AG (SWS)	313,852

		623,033

CHEMICALS—2.2%
4,247,628	Linde AG (GER)	475,190

COMMERCIAL BANKS—12.1%
17,752,540	Banco Santander Central Hispano SA—Registered (SP)	319,541
26,849,000	Bank of Yokohama Ltd. (JP)	196,562
7,683,268	Commerzbank AG (GER)	383,607
20,715,000	DBS Group Holdings Ltd. (SGP)	287,407
4,071,230	Erste Bank der oesterreichischen Sparkassen AG (AUT)	325,983
48,100,000	Malayan Banking Berhad (MAL)	167,742
18,560	Mitsubishi UFJ Financial Group Inc. (JP)	193,063
9,777,559	Standard Chartered plc (UK)	302,206
20,286,000	Sumitomo Trust and Banking Co. Ltd. (JP)	198,110
16,316,127	United Overseas Bank Ltd. (SGP)	228,090

		2,602,311

COMMUNICATIONS EQUIPMENT—1.3%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]	18,488
69,840,218	Ericsson (LM) Tel Ab Series B (SW)	266,867

		285,355

CONSTRUCTION MATERIALS—1.7%
3,419,108	Holcim Ltd.—Registered (SWS)	366,256

CONSUMER FINANCE—1.3%
1,013,650	ORIX Corp. (JP)	270,278

DIVERSIFIED FINANCIAL SERVICES—3.0%
5,747,007	ING Groep NV (NET)	261,769
14,400,400	Investor Ab Cl. B (SW)	385,152

		646,921

ELECTRICAL EQUIPMENT—4.8%
31,554,500	ABB Ltd. (SWS)	630,544
2,870,959	Schneider Electric SA (FR)	404,320

		1,034,864

FOOD PRODUCTS—2.9%
22,239,292	Cadbury Schweppes plc (UK)	294,024
791,660	Nestle SA—Registered (SWS)	313,393

		607,417

HOTELS, RESTAURANTS & LEISURE—4.0%
4,491,978	Accor SA (FR)	423,109
132,000,000	Genting Berhad (MAL)	326,427
111,000,000	Resorts World Berhad (MAL)	105,315

		854,851

HOUSEHOLD DURABLES—0.8%
3,217,400	Sony Corp. (JP)	171,092

INDUSTRIAL CONGLOMERATES—0.6%
50,500,000	Sime Darby Berhad (MAL)	135,395

INSURANCE—6.4%
1,637,120	Allianz AG—Registered (GER)	372,424
7,719,571	AXA (FR)	354,434
91,123,000	China Life Insurance Co. Ltd. (CHN)	279,964
1,557,000	Munchener Ruckversicherungs-Gesellschaft AG (Munich Re)—Registered (GER)	276,576
18,000,000	Ping An Insurance Company of China Ltd. (CHN)	95,169

		1,378,567

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—2.4%
5,227,400	Atlas Copco Ab Series A (SW)	$198,439
3,247,400	Fanuc Ltd. (JP)	318,010

		516,449

MARINE—1.0%
18,850	A.P. Moller Maersk A/S Series B (DEN)	212,891

MEDIA—0.9%
6,212,450	JCDecaux SA (FR)	192,945

METALS & MINING—5.8%
2,166,125	Anglo American plc (UK)	114,070
9,674,880	Anglo American plc ADR (UK)[1]	255,320
1,906,700	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	84,982
21,454,508	BHP Billiton (AUS)	479,390
4,983,639	Rio Tinto plc—Registered (UK)	302,833

		1,236,595

OFFICE ELECTRONICS—1.5%
5,833,600	Canon Inc. (JP)	327,290

OIL, GAS & CONSUMABLE FUELS—8.6%
17,145,817	BG Group plc (UK)	247,073
23,224,617	BP plc (UK)	260,551
405,656,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	353,206
6,895,363	Eni SpA (IT)	228,676
924,993	Royal Dutch Shell plc Cl. A (UK)	32,130
35,135	Royal Dutch Shell plc Cl. A (NET)	1,220
2,377,600	Royal Dutch Shell plc Cl. A ADR (NET)[1]	164,887
10,148,000	Statoil ASA (NOR)	284,007
3,538,426	TOTAL SA (FR)	260,846

		1,832,596

PAPER & FOREST PRODUCTS—1.7%
3,740,000	Aracruz Celulose SA ADR (BR)[1]	205,662
6,699,638	UPM-Kymmene Corp. (FIN)	165,115

		370,777

PERSONAL PRODUCTS—2.2%
1,905,462	L’Oreal SA (FR)	228,034
11,168,000	Shiseido Co. Ltd. (JP)	239,577

		467,611

PHARMACEUTICALS—4.5%
4,913,522	Novartis AG—Registered (SWS)	285,455
4,250,750	Novo Nordisk A/S Series B (DEN)	416,116
1,420,510	Roche Holding Ltd. (SWS)	267,492

		969,063

TEXTILES, APPAREL & LUXURY GOODS—1.6%
5,705,673	Compagnie Financiere Richemont AG Cl. A (SWS)	343,847
10,835,055	Nova America SA (BR)	—	[a]

		343,847

THRIFTS & MORTGAGE FINANCE—0.4%
2,260,000	Housing Development Finance Corp. (IND)	90,154

TOBACCO—0.9%
6,289,570	British American Tobacco plc (UK)	194,667

TRANSPORTATION INFRASTRUCTURE—0.4%
1,261,975	Fraport AG Frankfurt Airport Services Worldwide (GER)	91,599

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—0.8%
19,719,000	China Mobile (Hong Kong) Ltd. (HK)	$177,237
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	2,028

		179,265

TOTAL COMMON STOCKS (Cost $10,843,955)		19,592,661

PREFERRED STOCKS—6.2%
COMMERCIAL BANKS—1.7%
17,389,536	Banco Bradesco SA (BR)	372,260

METALS & MINING—1.9%
11,448,000	Companhia Vale do Rio Doce Cl. A (BR)	396,236

OIL, GAS & CONSUMABLE FUELS—2.2%
21,017,900	Petroleo Brasileiro SA—PETROBRAS (BR)	467,731

PAPER & FOREST PRODUCTS—0.4%
7,500,000	Companhia Suzano de Papel e Celulose (BR)	79,354

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[a]

TOTAL PREFERRED STOCKS (Cost $312,783)		1,315,581

SHORT-TERM INVESTMENTS—2.4%
Principal Amount (000s)
COMMERCIAL PAPER
	American Express Credit Corp. Yrs. 1&2
$38,102	5.220%—05/04/2007	38,102
49,449	5.240%—05/08/2007	49,449

		87,551

	ChevronTexaco Corp.
42,484	5.220%—05/03/2007	42,484
38,103	5.230%—05/08/2007	38,103

		80,587

	Citigroup Funding Inc.
42,257	5.230%—05/02/2007	42,257
46,801	5.235%—05/03/2007	46,801

		89,058

	General Electric Capital Corp.
46,801	5.230%—05/02/2007	46,801
42,484	5.230%—05/04/2007	42,484
38,102	5.240%—05/07/2007	38,102

		127,387

135,454	Prudential Funding Corp. 5.230%—05/01/2007-05/07/2007	135,454

TOTAL SHORT-TERM INVESTMENTS (Cost $520,037)		520,037

TOTAL INVESTMENTS—99.8% (Cost $11,676,775)		21,428,279

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		47,010

TOTAL NET ASSETS—100.0%		$21,475,289

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued at zero by management.

The accompanying notes are an integral part of the financial statements.

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

James Gendelman

Portfolio Manager (since 2004)

Marsico has subadvised the
Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

TOP TEN HOLDINGS (% of net assets)

Tesco plc	4.0%
Continental AG	3.8
Banca Intesa SpA	3.5
Macquarie Bank Ltd.	3.1
Accor SA	3.0
Toyota Motor Corp.	2.9
China Mobile (Hong Kong) Ltd.	2.8
Erste Bank der oesterreichischen Sparkassen AG	2.8
AXA	2.6
UBS AG	2.6

FUND CATEGORY

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

Switzerland	15.9%
United Kingdom	14.8
Japan	11.6
France	11.0
Hong Kong	8.8
Mexico	5.6
Australia	4.9
Germany	4.4
Italy	3.6
Austria	2.8

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

International equities in both developed and emerging markets posted strong gains for the six months ended April 30, 2007. Developed markets, as measured by MSCI EAFE Index, posted a return of 15.46%, while the MSCI Emerging Markets Index returned 20.11%. All returns cited are in U.S. dollar terms. There was little differentiation in the performance of international growth and value stocks.

Within the MSCI EAFE Growth Index, every constituent country had a positive return. Countries with particularly strong performances included Denmark, Singapore, Finland, and Australia. Japan was the weakest performing country with a return of approximately 1%. From an economic sector perspective, international equity market strength was widespread. All 10 economic sectors in the MSCI EAFE Growth Index had gains, led by industrials, up 24%, followed by utilities and consumer staples, both up 23%.

Performance

The Harbor International Growth Fund returned 12.83% (Institutional Class), 12.64% (Retirement Class and Investor Class), compared with a 15.81% return by the MSCI EAFE Growth Index. Several factors contributed to the Fund’s underperformance compared to its benchmark:

•

Stock Selection in the Information Technology Sector. The Fund’s holdings in this area fell 5% compared with a positive return of 11% by technology stocks in the MSCI EAFE Growth Index. Major detractors from Fund performance were telecommunications equipment company L.M. Ericsson Telephone Co. (down 3% prior to being sold) and semiconductor-related companies, including Samsung Electronics Co. Ltd. (off 4% prior to being sold) and Tokyo-headquartered Advantest Corp. (down 11%). SAP AG, a Germany-based enterprise application software company, skidded 10% prior to being sold.

•

Stock Selection in the Consumer Discretionary Sector. The Fund’s consumer discretionary holdings had a strong absolute return of 11% but lagged behind those in the MSCI EAFE Growth Index, which returned 19%. Fund performance was hurt by several investments in this area, including hotel/casino operator Melco PBL Entertainment Ltd. (down 14%), amusement game manufacturer Sega Sammy Holdings Inc. (down 12% prior to being sold), luxury goods

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

company LVMH Moet Hennessy (off 2% prior to being sold), and computer and electronics retailer Yamada Denki Co., Ltd. (down 6%).

•

Currency. Especially in November and December of 2006, the U.S. dollar weakened in relation to certain other major currencies, particularly the euro. The Fund in general was underweighted compared to the MSCI EAFE Growth Index in securities priced in euros and traded in countries that utilize the euro, including France and Germany. As a result, a smaller portion of the Fund benefited from the euro’s valuation increase. This had a modestly negative impact on the Fund’s performance compared to the index. As a reminder, active currency management is not a central facet of the Fund’s investment process.

The Fund maintained an overweighted posture in the financials sector while being underweighted in the industrials sector. This positioning resulted in an opportunity cost, as the industrials sector was the strongest performing area of the benchmark, while the financials sector posted a gain lower than the overall return of the index. Certain individual positions also detracted from the Fund’s performance. Japan-based banks Mitsui Trust Holdings and Mizuho Financial Group declined sharply during the period. France-based industrials company Vallourec SA was down 10% prior to being sold from the portfolio.

The Fund did have a number of bright spots in terms of six-month performance. Holdings in the financials sector, for example, gained 14% compared to the index’s sector return of 9%. Man Group plc, the world’s largest publicly-traded hedge fund company, surged 22%. Several of the Fund’s banking companies performed well, including Macquarie Bank Ltd. (up 28%), Industrial and Commercial Bank of China Ltd. (up 22%), Banco Intesa SpA (up 23%), Erste Bank der oesterreichischen Sparkassen (up 18%), and Unibanco Holdings SA GDR (up 25%). CapitaLand Ltd., a Singapore-based real estate holding and development company, soared 60%.

The Fund’s health care investments generated a collective return of 22%, surpassing the benchmark’s sector return of 8%. A major contributor to this outperformance was a position in Australia-based pharmaceutical company CSL Ltd., which gained 68%. Switzerland-headquartered companies in the materials sector posted strong returns: Lonza Group AG (+25%), which develops value-added organic chemicals for the pharmaceutical and agrochemical industries, and Syngenta AG (+24%), a developer of agricultural products designed to improve crop yields and food quality. Other strong-performing individual holdings included German auto-components company Continental AG (UP 28%), Hong Kong fashion products company Esprit Holdings (up 30%), and France-based water and waste management company Veolia Environnement SA (up 36%).

Outlook and Strategy

As of April 30, 2007, the Fund’s primary economic sector allocations included financials, consumer discretionary, industrials, materials, and consumer staples. In terms of country allocations, the Fund’s most significant weightings were Switzerland, United Kingdom, Japan, and France. Country-level weightings generally should be considered a residual of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities or to address issues affecting particular holdings.

Our research process remains focused on identifying what we consider to be high quality, unique companies that operate in vibrant, growing markets, create value for shareholders, and whose securities trade at attractive prices in relation to our projections of the company’s future profits. Other important attributes include free cash flow, dividend payments, product pipeline, and scale—which we define as the ability to introduce products and/or services to new markets in a more cost-effective manner compared to competitors.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor International Growth Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 017

Cusip: 411511801

Ticker: HAIGX

Inception Date: 11-01-1993

RETIREMENT CLASS

Fund #: 217

Cusip: 411511637

Ticker: HRIGX

Inception Date: 11-01-2002

INVESTOR CLASS

Fund #: 417

Cusip: 411511629

Ticker: HIIGX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	62	711
Number of Countries	18	21
Total Net Assets (000s)	$722,198	N/A
Weighted Average Market Cap ($MM)	$51,080.0	$46,320.0
Adjusted Price/Earnings Ratio (P/E)	23.8x	23.3x
Price/Book Ratio (P/B)	4.6x	4.6x
Beta vs MSCI EAFE Growth Index	1.06	1.00
Portfolio Turnover Rate—Unnanualized (6-Month Period Ended 04-30-2007)	56%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor International Growth Fund
	Institutional Class	12.83%	12.92%	12.04%	1.83%	$11,993
	Retirement Class	12.64	12.64	11.85	1.62	11,744
	Investor Class	12.64	12.55	11.72	1.47	11,570
	Comparative Index
	MSCI EAFE Growth	15.81%	17.49%	14.30%	6.15%	$18,159
As stated in the Fund’s current prospectus, the expense ratio were 0.98% (Institutional Class); 1.23% (Retirement Class); and 1.37% (Investor Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

Harbor International Growth Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.87%

Total Net Assets (000s):

    $689,210

RETIREMENT CLASS

Expense Ratio: 1.11%

Total Net Assets (000s):

    $183

INVESTOR CLASS

Expense Ratio: 1.25%

Total Net Assets (000s):

    $32,805

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,128.28	$4.58
Hypothetical (5% return)	1,000.00	1,020.39	4.34
Retirement Class
Actual	$1,000.00	$1,126.38	$5.87
Hypothetical (5% return)	1,000.00	1,019.13	5.58
Investor Class
Actual	$1,000.00	$1,126.39	$6.57
Hypothetical (5% return)	1,000.00	1,018.46	6.24
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 5.8%)

COMMON STOCKS—94.2%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.4%
1,878,893	BAE SYSTEMS plc (UK)	$17,032

AUTO COMPONENTS—3.8%
196,689	Continental AG (GER)	27,378

AUTOMOBILES—2.9%
345,500	Toyota Motor Corp. (JP)	20,985

BEVERAGES—2.1%
344,688	Diageo plc (UK)	7,266
71,979	Fomento Economico Mexicano, S.A. de C.V. ADR (MEX)[1]	7,752

		15,018

BIOTECHNOLOGY—1.6%
16,390	Actelion Ltd. (SWS)*	3,894
105,470	CSL Ltd. (AUS)	7,597

		11,491

BUILDING PRODUCTS—2.3%
89,531	Compagnie de Saint-Gobain (FR)	9,560
212,377	Daikin Industries Ltd. (JP)	7,178

		16,738

CAPITAL MARKETS—7.5%
310,438	Macquarie Bank Ltd. (AUS)	22,245
1,202,271	Man Group plc (UK)	13,462
284,915	UBS AG (SWS)	18,516

		54,223

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—4.6%
41,492	Linde AG (GER)	$4,642
144,899	Lonza Group Ltd.—Registered (SWS)	14,160
73,119	Syngenta AG—Registered (SWS)	14,525

		33,327

COMMERCIAL BANKS—11.7%
3,049,315	Banca Intesa SpA (IT)	25,550
255,498	Erste Bank der oesterreichischen Sparkassen AG (AUT)	20,458
156,466	ICICI Bank Ltd. ADR (IND)[1]	6,403
11,744,000	Industrial & Commercial Bank of China Cl. B (CHN)	6,396
907,000	Mitsui Trust Holdings Inc. (JP)	8,194
1,072	Mizuho Financial Group Inc. (JP)	6,451
116,815	Unibanco Holdings SA GDR (BR)[2]	11,338

		84,790

CONSTRUCTION MATERIALS—3.4%
205,091	CEMEX S.A.B. de C.V. ADR (MEX)[1]	6,665
166,007	Holcim Ltd.—Registered (SWS)	17,783

		24,448

ELECTRIC UTILITIES—0.6%
49,259	Electricite de France (FR)	4,281

ELECTRICAL EQUIPMENT—1.1%
397,149	ABB Ltd. (SWS)	7,936

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
199,500	Nippon Electric Glass Co. Ltd. (JP)	3,414

ENERGY EQUIPMENT & SERVICES—2.0%
193,750	Schlumberger Ltd. (US)	14,305

FOOD & STAPLES RETAILING—5.0%
151,822	Shoppers Drug Mart Corp. (CAN)	6,920
3,134,437	Tesco plc (UK)	28,824

		35,744

FOOD PRODUCTS—1.5%
27,199	Nestle SA—Registered (SWS)	10,767

HOTELS, RESTAURANTS & LEISURE—5.5%
233,638	Accor SA (FR)	22,007
626,206	Melco PBL Entertainment Ltd. ADR (HK)[1]	10,909
2,724,000	Shangri-La Asia Ltd. (HK)	6,661

		39,577

HOUSEHOLD DURABLES—0.6%
285,863	Gafisa SA (BR)	4,028

HOUSEHOLD PRODUCTS—1.2%
157,942	Reckitt Benckiser plc (UK)	8,641

INSURANCE—4.1%
401,470	AXA (FR)	18,433
117,781	Swiss Reinsurance Co. (SWS)	11,071

		29,504

MACHINERY—0.6%
258,426	Volvo Ab Series B (SW)	4,387

MEDIA—4.7%
987,486	British Sky Broadcasting Group plc (UK)	11,310
459,605	Grupo Televisa SA de CV ADR (MEX)[1]	12,892
310,403	JCDecaux SA (FR)*	9,641

		33,843

METALS & MINING—1.9%
8,450	POSCO (S. KOR)	3,544
169,215	Rio Tinto plc—Registered (UK)	10,282

		13,826

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—2.1%
186,290	Veolia Environnement SA (FR)	$15,375

OIL, GAS & CONSUMABLE FUELS—1.0%
8,478,300	CNOOC Ltd. (HK)	7,293

PHARMACEUTICALS—4.4%
608,700	Chugai Pharmaceutical Co. Ltd. (JP)	15,521
87,150	Roche Holding Ltd. (SWS)	16,411

		31,932

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
1,968,000	CapitaLand Ltd. (SGP)	10,886
495,300	JHSF Participacoes SA (BR)	2,024

		12,910

ROAD & RAIL—1.0%
145,784	Canadian National Railway Co. (CAN)	7,324

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
120,300	Advantest Corp. (JP)	5,325

SPECIALTY RETAIL—2.6%
893,500	Esprit Holdings Ltd. (HK)	10,829
87,400	Yamada Denki Co. Ltd. (JP)	8,076

		18,905

THRIFTS & MORTGAGE FINANCE—1.4%
470,020	Northern Rock plc (UK)	10,051

TRADING COMPANIES & DISTRIBUTORS—1.2%
1,495,000	Marubeni Corp. (JP)	8,977

TRANSPORTATION INFRASTRUCTURE—1.8%
1,628,000	China Merchants Holdings Co. Ltd. (HK)	7,082
1,841,894	Macquarie Infrastructure Group (AUS)	5,772

		12,854

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—4.6%
249,819	America Movil SA de C.V. Series L ADR (MEX)[1]	$13,123
2,275,000	China Mobile (Hong Kong) Ltd. (HK)	20,448

		33,571

TOTAL COMMON STOCKS (Cost $587,770)		680,200

SHORT-TERM INVESTMENTS—5.4%
(Cost $39,120)
Principal Amount (000s)
REPURCHASE AGREEMENTS—5.4%
$39,120	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $39,912)	39,120

TOTAL INVESTMENTS—99.6% (Cost $626,890)		719,320

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		2,878

TOTAL NET ASSETS—100.0%		$722,198

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

The accompanying notes are an integral part of the financial statements.

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

A. Rama Krishna, CFA

Portfolio Manager (since 2006)

John Goetz

Portfolio Manager (since 2006)

Michael Peterson

Portfolio Manager (since 2006)

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association	4.5%
Federal Home Loan Mortgage Corp.	4.1
Pfizer Inc.	4.0
Whirlpool Corp.	3.7
Alcatel-Lucent	3.4
Wal-Mart Stores Inc.	3.4
Microsoft Corp.	3.2
Rentokil Initial plc	3.2
Amcor Ltd.	2.9
Mitsubishi UFJ Financial Group Inc.	2.7

FUND CATEGORY

REGION BREAKDOWN

TOP TEN COUNTRIES (% of net assets)

United States	38.0%
Japan	11.7
United Kingdom	10.9
France	8.8
Netherlands	6.2
South Korea	4.0
Australia	2.9
Bermuda	2.6
Hong Kong	2.3
Greece	2.2

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Market Review

Global markets continued their upward march during the fiscal half year, buoyed by strong corporate earnings, a flood of liquidity driving merger and acquisition activity, and expectations of continued global economic growth. By the end of April, stock indices in the U.S. and China had hit record highs, while European bourses experienced the best performance they had seen in six years. Overall sentiment remained positive despite growing concerns of slowing growth in Japan and Europe caused by tighter monetary policy and worries about the U.S. housing market and the sustainability of corporate profit growth.

Performance

The Harbor Global Value Fund returned 6.60% (Institutional Class), 6.36% (Retirement Class), and 6.32% (Investor Class) in U.S. dollar terms for the six months ended April 30, 2007. By comparison, the MSCI World Index returned 11.87%.

The Fund’s performance was broadly based, with positive contributions from all sectors in which it had holdings. On an absolute basis, the two top contributing sectors were consumer discretionary and financials, which, after lagging for much of the six months, turned around in April.

We have not found any value opportunities in either energy or telecommunication services. As these sectors experienced positive returns, we were negatively impacted by our lack of exposure. In the energy sector we still believe earnings are far above their historical trend, while in telecommunications we have found it difficult to quantify a normal level of earnings, as companies in this sector are currently attempting to gain subscriber share from each other at almost any cost.

The top two contributors to performance were Compass Group and Whirlpool. Compass Group, a U.K.-based global catering company, due to positive earnings driven by increased organic revenue growth and improved margins driven by cost reductions. Whirlpool due to strong international sales and the beginning of the realization of synergies from its acquisition of Maytag last year.

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

Holdings with the largest negative impact on performance included Johnson Electric and two Japanese banks, Mitsubishi UFJ and Sumitomo Mitsui. Johnson Electric, a Hong Kong based maker of electric motors for automotive and commercial markets, fell as the company continued to suffer negative effects of high raw material input costs and continued integration of its recent acquisitions. As input costs normalize, we see significant upside in valuations. The Japanese bank stocks were weakened by disappointment on net interest margins that did not expand when the Japanese central bank tightened monetary policy. We see the depressed net interest margin as a temporary factor that should be corrected.

Our underperformance relative to the index was driven by our lack of exposure to energy and commodities, positions in companies negatively impacted by higher commodity prices, and financials. On energy and commodities in general, our research continues to tell us that returns and profits are unsustainably high and that the stocks, while cheap on current fundamentals, are earning far above their normal level of profits. We continue to see companies that are being negatively impacted by high commodity prices as an attractive area of investment, as their input costs should normalize over the long run. For the first five months of the fiscal half year, financial stocks suffered as concerns of potentially slowing economic growth, specifically in Europe and Japan, continued net interest margin pressure, and growing worries associated with financial institution exposure to the U.S. housing subprime sector combined to depress share prices and sector returns.

As value investors, we look at the past to figure out whether a business is performing above or below its long-term trend. Our current holdings are concentrated in companies and industries operating below normal (where reversion to the mean will be a positive). At the same time, we have generally avoided areas where business is above its long-term trend, such as energy, (where reversion to the mean will be a negative). We focus on owning individual businesses that are inexpensive on a price-to-normalized-earnings basis.

We employ a bottom-up, company-level analysis to search out value opportunities with a three to five year investment horizon. We continue to uncover opportunities in high-quality stocks with excellent franchises that were the former growth stocks of the late 1990’s such as Microsoft, Pfizer, Wal-Mart, Oracle, and Johnson & Johnson, but whose stock prices have lagged. Our focus also has allowed us to build a concentrated portfolio that includes a diverse set of top-tier financial firms, including insurance (AEGON and ING), Japanese banks (Mitsubishi UFJ and Sumitomo Mitsui), and global money center banks (Citigroup and HSBC). Recently, fears of the U.S. housing sector, particularly the subprime mortgage market, have led to a wholesale aversion to mortgage and housing related companies. This in turn has led to the beginning of a true value opportunity, as companies across various segments have suffered by association. In response, we have initiated or built upon positions, including mortgage (Fannie Mae and Freddie Mac), home improvement (Home Depot), and financial services (Countrywide Financial).

Outlook and Strategy

We believe a narrow valuation spread environment will remain with continued market volatility as we get past the earnings period and questions again arise around the housing sector and corporate earnings sustainability. Merger and acquisition activity should remain robust as private equity firms look to put record levels of liquidity to use.

Going forward, attractive valuations persist across the world, primarily in financial services but also across a wide range of sectors, including technology (Alcatel-Lucent), industrials (Finmeccanica and Thales), health care (GlaxoSmithKline), and consumer discretionary (Hyundai Motor). Geographically, we see pockets of opportunity in particular markets, such as Japan and Korea, where stocks seem to be somewhat more attractively valued than either their U.S. or European counterparts.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

Harbor Global Value Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 027

Cusip: 411511447

Ticker: HAGVX

Inception Date: 08-07-2006

RETIREMENT CLASS

Fund #: 227

Cusip: 411511454

Ticker: HRGVX

Inception Date: 08-07-2006

INVESTOR CLASS

Fund #: 427

Cusip: 411511462

Ticker: HIGVX

Inception Date: 08-07-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	49	1,883
Number of Countries	15	23
Total Net Assets (000s)	$99,913	N/A
Weighted Average Market Cap ($MM)	$68,680.0	$76,470.0
Adjusted Price/Earnings Ratio (P/E)	20.7x	21.0x
Price/Book Ratio (P/B)	2.6x	3.8x
Beta vs MSCI World Index	0.96	1.00
Portfolio Turnover Rate—Unnanualized (6-Month Period Ended 04-30-2007)	9%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 08-07-2006 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment
		6	1	5	Life of
		Months	Year	Year	Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Global Value Fund
	Institutional Class	6.60%	N/A	N/A	15.45%	$11,545
	Retirement Class	6.36	N/A	N/A	15.19	11,519
	Investor Class	6.32	N/A	N/A	15.04	11,504
	Comparative Index
	MSCI World	11.87%	16.98%	12.17%	19.59%	$11,959

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 3.41% (Gross) (Institutional Class); 1.25% (Net) and 3.66% (Gross) (Retirement Class); and 1.38% (Net) and 3.79% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2008.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

Harbor Global Value Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.99%

Total Net Assets (000s):

    $95,859

RETIREMENT CLASS

Expense Ratio: 1.25%

Total Net Assets (000s):

    $1,609

INVESTOR CLASS

Expense Ratio: 1.38%

Total Net Assets (000s):

    $2,445

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,066.05	$5.10
Hypothetical (5% return)	1,000.00	1,019.74	4.98
Retirement Class
Actual	$1,000.00	$1,063.61	$6.39
Hypothetical (5% return)	1,000.00	1,018.45	6.25
Investor Class
Actual	$1,000.00	$1,063.22	$7.06
Hypothetical (5% return)	1,000.00	1,017.79	6.90
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the life of the fund).

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.6%)

COMMON STOCKS—96.4%
Shares		Value (000s)

AEROSPACE & DEFENSE—4.0%
66,025	Finmeccanica SpA (IT)	$2,030
32,100	Thales Group (FR)	1,950

		3,980

AUTO COMPONENTS—1.4%
18,025	Magna International Inc. Cl. A (CAN)	1,427

AUTOMOBILES—1.5%
23,575	Hyundai Motor Co. (S. KOR)	1,491

BIOTECHNOLOGY—1.0%
16,225	Amgen Inc. (US)*	1,041

CHEMICALS—1.3%
78,450	Clariant Ltd.—Registered (SWS)	1,297

COMMERCIAL BANKS—10.8%
33,166	Credit Agricole SA (FR)	1,397
69,400	DnB NOR ASA (NOR)	990
56,755	HSBC Holdings plc (UK)	1,047
14,391	Kookmin Bank (S. KOR)	1,288
262	Mitsubishi UFJ Financial Group Inc. (JP)	2,725
42,910	Royal Bank of Scotland Group plc (UK)	1,643
191	Sumitomo Mitsui Financial Group Inc. (JP)	1,669

		10,759

COMMERCIAL SERVICES & SUPPLIES—3.2%
931,025	Rentokil Initial plc (UK)	3,209

COMMUNICATIONS EQUIPMENT—3.6%
258,875	Alcatel-Lucent (FR)	3,419
16,338	Alcatel-Lucent ADR (FR)[1]	217

		3,636

CONSUMER FINANCE—2.3%
69,520	Takefuji Corp. (JP)	2,336

CONTAINERS & PACKAGING—2.9%
474,500	Amcor Ltd. (AUS)	2,923

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED FINANCIAL SERVICES—4.4%
46,740	Citigroup Inc. (US)	$2,506
42,005	ING Groep NV (NET)	1,913

		4,419

ELECTRIC UTILITIES—3.4%
29,900	Korea Electric Power Corp. (S. KOR)	1,220
83,225	Public Power Corporation SA (GRC)	2,181

		3,401

ELECTRICAL EQUIPMENT—2.3%
3,831,500	Johnson Electric Holdings Ltd. (HK)	2,317

FOOD & STAPLES RETAILING—5.6%
171,950	Royal Ahold NV (NET)*	2,190
70,825	Wal-Mart Stores Inc. (US)	3,394

		5,584

FOOD PRODUCTS—1.1%
36,350	Kerry Group plc (IE)	1,086

HOTELS, RESTAURANTS & LEISURE—2.0%
272,825	Compass Group plc (UK)	1,973

HOUSEHOLD DURABLES—3.7%
34,475	Whirlpool Corp. (US)	3,655

INSURANCE—6.5%
99,924	AEGON NV (NET)	2,062
52,325	Aviva plc (UK)	821
47,950	RenaissanceRe Holdings Ltd. (BM)	2,597
14,550	Torchmark Corp. (US)	994

		6,474

MEDIA—1.8%
44,475	Vivendi SA (FR)	1,835

OFFICE ELECTRONICS—3.6%
135,000	Brother Industries Ltd. (JP)	1,834
81,000	Ricoh Co. Ltd. (JP)	1,778

		3,612

PHARMACEUTICALS—10.8%
79,100	Bristol-Myers Squibb Co. (US)	2,283
77,000	GlaxoSmithKline plc (UK)	2,221
36,075	Johnson & Johnson (US)	2,317
149,850	Pfizer Inc. (US)	3,965

		10,786

SOFTWARE—6.2%
55,700	CA Inc. (US)	1,518
107,825	Microsoft Corp. (US)	3,228
76,625	Oracle Corp. (US)	1,441

		6,187

SPECIALTY RETAIL—3.3%
47,425	Home Depot Inc. (US)	1,796
5,250	TJX Cos. Inc. (US)	146
20,760	USS Co. Ltd. (JP)	1,310

		3,252

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

THRIFTS & MORTGAGE FINANCE—9.7%
27,750	Countrywide Financial Corp. (US)	$1,029
63,645	Federal Home Loan Mortgage Corp. (US)	4,123
76,210	Federal National Mortgage Association (US)	4,490

		9,642

TOTAL COMMON STOCKS (Cost $92,594)		96,322

SHORT-TERM INVESTMENTS—3.2%
(Cost $3,165)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$3,165	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $3,233)	$3,165

TOTAL INVESTMENTS—99.6% (Cost $95,759)		99,487

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		426

TOTAL NET ASSETS—100.0%		$99,913

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2007 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International	Harbor International Growth	Harbor Global Value
ASSETS
Investments, at identified cost*	$11,676,775	$626,890	$95,759
Investments, at value	$21,428,279	$680,200	$96,322
Repurchase agreements	—	39,120	3,165
Cash	—	1	—
Foreign currency, at value (cost: $27,261; $775; $62)	27,220	776	62
Receivables for:
Investments sold	—	9,594	—
Foreign currency contracts	30,302	3,506	62
Capital shares sold	38,208	1,187	56
Dividends	56,359	2,202	441
Interest	361	5	—
Withholding tax receivable	12,026	421	—
Other assets	1	—	—
Prepaid fund insurance	50	2	—
Total Assets	21,592,806	737,014	100,108
LIABILITIES
Payables for:
Investments purchased	35,123	10,336	12
Foreign currency contracts	30,302	3,506	62
Capital shares reacquired	34,131	463	3
Accrued expenses:
Management fees	12,269	439	68
12b-1 fees	344	7	1
Trustees’ fees and expenses	69	2	—
Transfer agent fees	1,109	36	4
Other	4,170	27	45
Total Liabilities	117,517	14,816	195
NET ASSETS	$21,475,289	$722,198	$99,913
Net Assets Consist of:
Paid-in capital	$11,839,686	$1,069,334	$95,469
Undistributed/(overdistributed) net investment income	(261,863)	3,442	495
Accumulated net realized gain/(loss)	145,880	(443,033)	219
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	9,751,586	92,455	3,730
	$21,475,289	$722,198	$99,913
NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$19,774,978	$689,210	$95,859
Shares of beneficial interest[2]	295,353	48,528	8,351
Net asset value per share	$66.95	$14.20	$11.48
Retirement Class
Net assets	$240,002	$183	$1,609
Shares of beneficial interest[2]	3,602	13	140
Net asset value per share	$66.64	$14.18	$11.46
Investor Class
Net assets	$1,460,309	$32,805	$2,445
Shares of beneficial interest[2]	21,999	2,315	213
Net asset value per share	$66.38	$14.17	$11.45

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $ 0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2007 (Unaudited)

(All amounts in thousands)

	Harbor International	Harbor International Growth	Harbor Global Value
Investment Income:
Dividends	$201,790	$6,050	$732
Interest	12,414	709	98
Foreign taxes withheld	(19,956)	(452)	(41)
Total Investment Income	194,248	6,307	789
Operating Expenses:
Management fees	67,586	2,355	201
12b-1 fees:
Retirement Class	261	—	2
Investor Class	1,484	35	2
Shareholder communications	444	155	1
Custodian fees	5,964	8	39
Transfer agent fees:
Institutional Class	5,273	180	13
Retirement Class	63	—	—
Investor Class	1,128	27	2
Professional fees	222	8	1
Trustees’ fees and expenses	111	4	—
Registration fees	308	40	16
Miscellaneous	110	6	4
Total operating expenses	82,954	2,818	281
Transfer agent fees waived	(1,069)	(35)	(2)
Other expenses waived	—	—	(37)
Other expense reimbursements and reductions (See Note 4)	(79)	(4)	(1)
Net operating expenses	81,806	2,779	241
Net Investment Income/(Loss)	112,442	3,528	548
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	154,743	31,552	280
Foreign currency transactions	(964)	(56)	(61)
Change in net unrealized appreciation/(depreciation) of:
Investments	2,773,500	40,250	3,172
Translation of assets and liabilities in foreign currencies	312	7	—
Net gain/(loss) on investment transactions	2,927,591	71,753	3,391
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,040,033	$75,281	$3,939

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International		Harbor International Growth		Harbor Global Value
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	August 7, 2006[a] through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$112,442	$221,113	$3,528	$2,097	$548	$36
Net realized gain/(loss) on investments	153,779	554,809	31,496	31,004	219	61
Net unrealized appreciation/(depreciation) of investments	2,773,812	2,921,859	40,257	32,269	3,172	558
Net increase/(decrease) in net assets resulting from operations	3,040,033	3,697,781	75,281	65,370	3,939	655
Distributions to Shareholders:
Net investment income:
Institutional Class.	(388,555)	(226,178)	(1,560)	(547)	(81)	—
Retirement Class	(4,210)	(1,761)	—	—	(5)	—
Investor Class	(20,570)	(7,516)	—	(9)	(5)	—
Net realized gain on investments:
Institutional Class	(501,266)	(268,048)	—	—	(52)	—
Retirement Class	(5,871)	(2,262)	—	—	(3)	—
Investor Class	(30,113)	(10,543)	—	—	(4)	—
Total distributions to shareholders	(950,585)	(516,308)	(1,560)	(556)	(150)	—
Net Increase/(Decrease) Derived from Capital Stock Activity	2,569,249	2,903,116	104,153	319,256	80,231	15,238
Net increase/(decrease) in net assets	4,658,697	6,084,589	177,874	384,070	84,020	15,893
Net Assets:
Beginning of period	16,816,592	10,732,003	544,324	160,254	15,893	—
End of period*	$21,475,289	$16,816,592	$722,198	$544,324	$99,913	$15,893
* Includes undistributed/(over-distributed) net investment income of:	$(261,863)	$39,030	$3,442	$1,474	$495	$38

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International		Harbor International Growth		Harbor Global Value
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	August 7, 2006[1] through October 31, 2006
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$2,521,673	$3,892,534	$145,937	$344,653	$79,714	$12,541
Net proceeds from redemption fees	274	401	23	23	2	1
Reinvested in payment of distributions	744,424	418,976	1,537	538	133	—
Cost of shares reacquired	(1,192,694)	(1,827,882)	(49,188)	(40,280)	(595)	(5)
Net increase/(decrease) in net assets	$2,073,677	$2,484,029	$98,309	$304,934	$79,254	$12,537
Retirement Class:
Net proceeds from sale of shares	$68,313	$101,570	$49	$80	$422	$1,034
Net proceeds from redemption fees	3	4	—	— [a]	—	—
Reinvested in payment of distributions	10,075	4,022	—	—	8	—
Cost of shares reacquired	(30,565)	(45,249)	(11)	(12)	(19)	—
Net increase/(decrease) in net assets	$47,826	$60,347	$38	$68	$411	$1,034
Investor Class:
Net proceeds from sale of shares	$540,718	$484,168	$11,084	$20,277	$1,002	$1,793
Net proceeds from redemption fees	21	19	1	1	—	—
Reinvested in payment of distributions	47,910	16,906	—	9	9	—
Cost of shares reacquired	(140,903)	(142,353)	(5,279)	(6,033)	(445)	(126)
Net increase/(decrease) in net assets	$447,746	$358,740	$5,806	$14,254	$566	$1,667
SHARES
Institutional Class:
Shares sold	39,969	71,082	10,794	28,906	7,192	1,201
Shares issued in reinvestment of distributions	12,196	8,598	116	50	12	—
Shares reacquired	(18,967)	(33,629)	(3,626)	(3,440)	(54)	—
Net increase/(decrease) in shares outstanding	33,198	46,051	7,284	25,516	7,150	1,201
Beginning of period	262,155	216,104	41,244	15,728	1,201	—
End of period	295,353	262,155	48,528	41,244	8,351	1,201
Retirement Class:
Shares sold	1,094	1,855	4	7	38	103
Shares issued in reinvestment of distributions	166	83	—	—	1	—
Shares reacquired	(492)	(842)	(1)	(1)	(2)	—
Net increase/(decrease) in shares outstanding	768	1,096	3	6	37	103
Beginning of period	2,834	1,738	10	4	103	—
End of period	3,602	2,834	13	10	140	103
Investor Class:
Shares sold	8,697	8,866	818	1,715	90	175
Shares issued in reinvestment of distributions	791	349	—	1	1	—
Shares reacquired	(2,248)	(2,618)	(389)	(525)	(41)	(12)
Net increase/(decrease) in shares outstanding	7,240	6,597	429	1,191	50	163
Beginning of period	14,759	8,162	1,886	695	163	—
End of period	21,999	14,759	2,315	1,886	213	163

a	Less than $1.

1	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor International Equity Funds Financial Highlights

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004		2003		2002[c]
	(Unaudited)
Net asset value beginning of period	$60.14		$47.50	$39.37	$34.55		$26.69		$28.65
Income from Investment Operations:
Net investment income/(loss)	.47	[d]	.86 [d]	.63 [d]	.39	[d]	.47	[d]	.42 [d]
Net realized and unrealized gains/(losses) on investments	9.68		14.03	8.21	5.50		8.27		(1.23)
Total from investment operations	10.15		14.89	8.84	5.89		8.74		(.81)
Less Distributions:
Dividends from net investment income	(1.46)		(1.03)	(.56)	(.51)		(.34)		(.27)
Distributions from net realized capital gains[a]	(1.88)		(1.22)	(.15)	(.56)		(.54)		(.88)
Total distributions	(3.34)		(2.25)	(.71)	(1.07)		(.88)		(1.15)
Proceeds from redemption fees	—	[j]	— [j]	— [j]	—	[j]	—	[j]	N/A
Net asset value end of period	66.95		60.14	47.50	39.37		34.55		26.69
Net assets end of period (000s)	$19,774,978		$15,767,303	$10,265,053	$7,567,123		$5,449,385		$3,446,010
Ratios and Supplemental Data (%):
Total return	17.43%[e,i]		32.46%	22.63%	17.26%[e]		33.69%[e]		(3.19)%[e]
Ratio of operating expenses to average net assets[b]	.84	[k]	.85	.87	.86	[d]	.89	[d]	.87 [d]
Ratio of operating expenses not imposed to average net assets	.01	[k]	—	—	.01		.01		.06
Ratio of operating expenses net of all offsets to average net assets	.84	[k]	.85	.87	.86	[d]	.89	[d]	.87 [d]
Ratio of net investment income/(loss) to average net assets	1.18	[k]	1.60	1.42	1.25	[d]	1.83	[d]	1.45 [d]
Portfolio turnover	5	[i]	12	13	12		21		16

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006	2005	2004[f]		2003		2002
	(Unaudited)
Net asset value beginning of period	$12.62		$9.76	$8.42	$7.92		$6.74		$8.44
Income from Investment Operations:
Net investment income/(loss)	.07	[d]	.03 [d]	.08 [d]	.04	[d]	.07	[d]	.06 [d]
Net realized and unrealized gains/(losses) on investments	1.55		2.86	1.33	.54		1.14		(1.76)
Total from investment operations	1.62		2.89	1.41	.58		1.21		(1.70)
Less Distributions:
Dividends from net investment income	(.04)		(.03)	(.07)	(.08)		(.03)		—
Distributions from net realized capital gains[a]	—		—	—	—		—		—
Total distributions	(.04)		(.03)	(.07)	(.08)		(.03)		—
Proceeds from redemption fees	—	[j]	— [j]	— [j]	—	[j]	—	[j]	N/A
Net asset value end of period	14.20		12.62	9.76	8.42		7.92		6.74
Net assets end of period (000s)	$689,210		$520,470	$153,439	$139,148		$231,523		$256,108
Ratios and Supplemental Data (%):
Total return	12.83%[e,i]		29.71%	16.82%	7.32%[e]		18.07%[e]		(20.13)%
Ratio of operating expenses to average net assets[b]	.87	[k]	.98	1.00	.93	[d]	.98	[d]	.95
Ratio of operating expenses not imposed to average net assets	.01	[k]	—	—	.05		.01		—
Ratio of operating expenses net of all offsets to average net assets	.87	[k]	.98	1.00	.93	[d]	.98	[d]	.95
Ratio of net investment income/(loss) to average net assets	1.14	[k]	.79	.87	.48	[d]	.91	[d]	.60
Portfolio turnover	56	[i]	100	183	216		234		317

See page 90 for notes to the International Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Retirement Class								Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31						6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004		2003[g]				2006	2005	2004		2003[g]
(Unaudited)								(Unaudited)
$59.85		$47.31	$39.25	$34.49		$26.69		$59.60		$47.13	$39.12	$34.43		$26.69

.45	[d]	.79 [d]	.58 [d]	.37	[d]	.61	[d]	.59	[d]	.83 [d]	.51 [d]	.34	[d]	.47	[d]
9.57		13.92	8.13	5.41		8.06		9.36		13.74	8.08	5.36		8.14
10.02		14.71	8.71	5.78		8.67		9.95		14.57	8.59	5.70		8.61

(1.35)		(.95)	(.50)	(.46)		(.33)		(1.29)		(.88)	(.43)	(.45)		(.33)
(1.88)		(1.22)	(.15)	(.56)		(.54)		(1.88)		(1.22)	(.15)	(.56)		(.54)
(3.23)		(2.17)	(.65)	(1.02)		(.87)		(3.17)		(2.10)	(.58)	(1.01)		(.87)
—	[j]	— [j]	— [j]	—	[j]	—	[j]	—	[j]	— [j]	— [j]	—	[j]	—	[j]
66.64		59.85	47.31	39.25		34.49		66.38		59.60	47.13	39.12		34.43
$240,002		$169,594	$82,247	$27,727		$5,808		$1,460,309		$879,695	$384,703	$185,474		$59,472

17.27%[e,i]		32.16%	22.35%	16.96%[e]		33.42%[e]		17.21%[e,i]		31.94%	22.10%	16.76%[e]		33.20%[e]
1.09	[k]	1.10	1.12	1.11	[d]	1.14	[d]	1.22	[k]	1.24	1.30	1.29	[d]	1.31	[d]
.01	[k]	—	—	.01		.01		.01	[k]	—	—	.01		.01
1.09	[k]	1.10	1.12	1.11	[d]	1.14	[d]	1.22	[k]	1.24	1.30	1.29	[d]	1.31	[d]
.94	[k]	1.35	1.27	1.11	[d]	1.90	[d]	.88	[k]	1.23	1.02	.92	[d]	1.46	[d]
5	[i]	12	13	12		21		5	[i]	12	13	12		21

Retirement Class								Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31						6-Month Period Ended April 30, 2007		Year Ended October 31
		2006	2005	2004[f]		2003[g]				2006	2005	2004[f]		2003[g]
(Unaudited)								(Unaudited)
$12.60		$9.75	$8.42	$7.92		$6.74		$12.58		$9.74	$8.41	$7.92		$6.74

.06	[d]	.08 [d]	.07 [d]	.01	[d]	.03	[d]	.06	[d]	.04 [d]	.05 [d]	.04	[d]	.04	[d]
1.53		2.78	1.31	.57		1.18		1.53		2.81	1.32	.52		1.17
1.59		2.86	1.38	.58		1.21		1.59		2.85	1.37	.56		1.21

(.01)		(.01)	(.05)	(.08)		(.03)		—		(.01)	(.04)	(.07)		(.03)
—		—	—	—		—		—		—	—	—		—
(.01)		(.01)	(.05)	(.08)		(.03)		—		(.01)	(.04)	(.07)		(.03)
—	[j]	— [j]	— [j]	—	[j]	—	[j]	—	[j]	— [j]	— [j]	—	[j]	—	[j]
14.18		12.60	9.75	8.42		7.92		14.17		12.58	9.74	8.41		7.92
$183		$128	$43	$29		$—		$32,805		$23,726	$6,772	$3,128		$383

12.64%[e,i]		29.40%	16.46%	7.31%[e]		18.07%[e]		12.64%[e,i]		29.29%	16.31%[e]	7.04%[e]		18.02%[e]
1.11	[k]	1.23	1.24	1.19	[d]	N/A	[h]	1.25	[k]	1.37	1.39	1.39	[d]	1.40	[d]
.01	[k]	—	—	.05		—		.01	[k]	—	.02	.04		.01
1.11	[k]	1.23	1.24	1.19	[d]	N/A	[h]	1.25	[k]	1.37	1.39	1.39	[d]	1.40	[d]
.94	[k]	.67	.57	.37	[d]	N/A	[h]	.80	[k]	.56	.35	.32	[d]	.49	[d]
56	[i]	100	183	216		234		56	[i]	100	183	216		234

Harbor International Equity Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		3-Month Period Ended October 31, 2006[l]
	(Unaudited)
Net asset value beginning of period	$10.83		$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	[d]	.03	[d]
Net realized and unrealized gains/(losses) on investments	.65		.80
Total from investment operations	.71		.83
Less Distributions:
Dividends from net investment income	(.04)		—
Distributions from net realized capital gains[a]	(.02)		—
Total distributions	(.06)		—
Proceeds from redemption fees	—	[j]	—	[j]
Net asset value end of period	11.48		10.83
Net assets end of period (000s)	$95,859		$13,011
Ratios and Supplemental Data (%):
Total return	6.60%[d,e,i]		8.30%[d,e,i]
Ratio of operating expenses to average net assets[b]	.99	[d,k]	1.00	[d,k]
Ratio of operating expenses not imposed to average net assets	.17	[d,k]	2.41	[d,k]
Ratio of operating expenses net of all offsets to average net assets	.99	[d,k]	1.00	[d,k]
Ratio of net investment income/(loss) to average net assets	2.39	[d,k]	1.53	[d,k]
Portfolio turnover	9	[i]	5	[i]

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

g	Commenced operations November 1, 2002.

h	Assets in this class were too small to incur any income or expense.

i	Unannualized.

j	Less than $0.01.

k	Annualized.

l	Commenced operations August 7, 2006.

The accompanying notes are an integral part of the financial statements.

Retirement Class				Investor Class
6-Month Period Ended April 30, 2007		3-Month Period Ended October 31, 2006[l]		6-Month Period Ended April 30, 2007		3-Month Period Ended October 31, 2006[l]
(Unaudited)				(Unaudited)
$10.83		$10.00		$10.82		$10.00

.04	[d]	.06	[d]	.04	[d]	.04	[d]
.64		.77		.64		.78
.68		.83		.68		.82

(.03)		—		(.03)		—
(.02)		—		(.02)		—
(.05)		—		(.05)		—
—	[j]	—	[j]	—	[j]	—	[j]
11.46		10.83		11.45		10.82
$1,609		$1,118		$2,445		$1,764

6.32%[d,e,i]		8.30%[d,e,i]		6.32%[d,e,i]		8.20%[d,e,i]
1.25	[d,k]	1.25	[d,k]	1.38	[d,k]	1.38	[d,k]
.27	[d,k]	2.41	[d,k]	.15	[d,k]	2.41	[d,k]
1.25	[d,k]	1.25	[d,k]	1.38	[d,k]	1.38	[d,k]
1.49	[d,k]	1.81	[d,k]	1.42	[d,k]	1.48	[d,k]
9	[i]	5	[i]	9	[i]	5	[i]

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2007 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company. The portfolios covered by this report include seven domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; and three international equity series: Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of April 30, 2007.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of April 30, 2007.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

Short Sales

Each Fund, except Harbor International Fund and Harbor International Growth Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

New Accounting Policies

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2007 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$2,853,767	$—	$2,997,569
Harbor Mid Cap Growth Fund	—	116,360	—	85,396
Harbor Small Cap Growth Fund	—	120,170	—	213,392
Harbor Small Company Growth Fund.	—	11,035	—	4,691
Harbor Large Cap Value Fund.	—	147,879	—	300,820
Harbor Mid Cap Value Fund.	—	45,061	—	2,323
Harbor Small Cap Value Fund	—	109,188	—	379,125
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund.	—	2,424,518	—	915,114
Harbor International Growth Fund	—	423,572	—	343,275
Harbor Global Value Fund	7,437	76,296	—	3,971

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at April 30, 2007, by Fund, are as follows:

Fund	Market Value of Securities on Loan	Collateral for Securities on Loan
Harbor Capital Appreciation Fund	$241,529	$251,550
Harbor Mid Cap Growth Fund	54,771	57,499
Harbor Large Cap Value Fund	36,267	37,464
Harbor Mid Cap Value Fund	22,455	23,370
Harbor Small Cap Value Fund	505,312	528,544

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2007. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%		0.60%
Harbor Mid Cap Growth Fund	0.75		0.75
Harbor Small Cap Growth Fund	0.75		0.75
Harbor Small Company Growth Fund	0.75		0.75
Harbor Large Cap Value Fund	0.60		0.60
Harbor Mid Cap Value Fund	0.75		0.75
Harbor Small Cap Value Fund	0.75		0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.71%
Harbor International Growth Fund	0.75		0.75
Harbor Global Value Fund	0.85		0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.87%, 1.12%, and 1.25% for the Institutional Class, Retirement Class, and Investor Class, respectively. Harbor Small Company Growth Fund’s contractual expense limitation is effective through

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

February 28, 2008. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Value Fund limiting the total expenses to 1.00%, 1.25%, and 1.38% for the Institutional Class, Retirement Class, and Investor Class, respectively. Harbor Global Value Fund’s contractual expense limitation is effective through February 28, 2008.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Effective November 1, 2002, the Trust adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively, the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc. actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc. expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On April 30, 2007, Harbor Capital, Harbor Funds Distributors, Inc., and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	16
Harbor Mid Cap Growth Fund	36
Harbor Small Cap Growth Fund	21
Harbor Small Company Growth Fund	300,020
Harbor Large Cap Value Fund	13
Harbor Mid Cap Value Fund	234,249
Harbor Small Cap Value Fund	12
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	11
Harbor International Growth Fund	23
Harbor Global Value Fund	301,567

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Equity Funds totaled $190 for the six-month period ended April 30, 2007.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the six-month period ended April 30, 2007. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 2% redemption fee is charged on shares of the Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2007 the redemption fee proceeds are as follows:

Fund	Amount
Harbor International Fund	$298
Harbor International Growth Fund	24
Harbor Global Value Fund	2

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2007 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund*	7,475,240	1,760,722	(59,851)	1,700,871
Harbor Mid Cap Growth Fund	252,964	31,752	(2,189)	29,563
Harbor Small Cap Growth Fund*	549,726	175,884	(12,351)	163,533
Harbor Small Company Growth Fund*	16,126	1,401	(422)	979
Harbor Large Cap Value Fund	633,879	166,748	(1,356)	165,392
Harbor Mid Cap Value Fund	96,758	10,217	(1,257)	8,960
Harbor Small Cap Value Fund	2,111,646	495,047	(118,407)	376,640
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	11,676,775	9,766,778	(15,274)	9,751,504
Harbor International Growth Fund*	626,890	99,834	(7,404)	92,430
Harbor Global Value Fund	95,759	5,696	(1,968)	3,728

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6 – SUBSEQUENT EVENT

Harbor Funds’ Board of Trustees, on behalf of Harbor Large Cap Value Fund, has appointed Cohen & Steers Capital Management, Inc., a registered investment adviser, to serve as the Fund’s subadviser effective June 19, 2007. Cohen & Steers replaces Armstrong Shaw Associates Inc. as the subadviser to Harbor Large Cap Value Fund. Richard E. Helm is the portfolio manager of the Fund.

Harbor Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 11, 12 and 13, 2007 (the “Meeting”), the Trustees considered and approved for the first time an Investment Advisory Agreement with Harbor Capital Advisors, Inc. (the “Adviser”) and a Subadvisory Agreement with Evercore Asset Management LLC (“Evercore”) on behalf of Harbor Small to Mid Cap Value Fund, a new series of Harbor Funds. At the Meeting, the Trustees also considered and approved the continuation of each Investment Advisory Agreement and Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and the subadviser to each Fund (each existing subadviser, or in the case of Harbor Small to Mid Cap Value Fund, the proposed subadviser, a “Subadviser”), including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the initial approval or continuation, as applicable, of the relevant Investment Advisory Agreements and Subadvisory Agreements and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined with respect to Harbor Small to Mid Cap Value Fund that the terms of the proposed new Investment Advisory Agreement and Subadvisory Agreement were fair and reasonable and approved each agreement for an initial two-year period as being in the best interests of Harbor Small to Mid Cap Value Fund and its future shareholders. At the Meeting, the Trustees, including all of the Independent Trustees voting separately, also determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

Harbor Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Adviser (or with respect to Harbor Small to Mid Cap Value Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of the Adviser;

•

the investment performance of the Institutional Class of each Fund as compared to certain relevant securities indices, and in the case of Harbor Small to Mid Cap Value Fund, certain historical performance results of Evercore in an account with a similar small to mid cap value strategy, as compared to the Russell 2500 Value Index;

•

the fees charged by the Adviser for investment advisory services (or with respect to Harbor Small to Mid Cap Value Fund, the fees proposed to be charged under the new Investment Advisory Agreement), including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides or would provide;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper (in the case of Harbor Small to Mid Cap Value Fund, the investment return data consisted of gross returns of an account with a small to mid cap value strategy managed by Evercore);

•

information contained in materials regarding the total expense ratios of the Retirement and Investor Classes of each Fund offering such classes, including, where available, information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Retirement Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•

the compensation received (or to be received) by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each provides (or will provide) to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

the profitability of the Adviser with respect to each Fund (or in the case of the Harbor Small to Mid Cap Value Fund, the fact that the Adviser anticipated that it would incur an operating loss with respect to that Fund until assets grow significantly) including the effects of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser (or in the case of Evercore with respect to Harbor Small to Mid Cap Value Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•

the fees charged by each Subadviser for subadvisory services (or in the case of Evercore with respect to Harbor Small to Mid Cap Value Fund, the fees proposed to be charged under the new subadvisory agreement), which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper (in the case of Harbor Small to Mid Cap Value Fund, the investment return data consisted of gross returns of an account managed by Evercore with a similar small to mid cap value strategy, provided by Evercore as opposed to Lipper).

Harbor Funds

ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided (or in the case of Harbor Small to Mid Cap Value Fund, to be provided) by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations, with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

In the case of Harbor Small to Mid Cap Value Fund, the Trustees considered that the Adviser had recommended Evercore and that the Adviser had conducted an extensive search for a small to mid cap value strategy investment adviser, which indicated that Evercore had the expertise and resources to add value for that Fund’s shareholders. Specifically, the Trustees received a presentation by the Adviser concerning its search and the rationale for the Adviser’s recommendation of Evercore. The Trustees considered Evercore’s track record in managing an account with a similar small to mid cap value strategy and, while noting that this track record was short, consisting of less than one year, it was generally favorable relative to the firm’s peers for the same period.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor International Fund, and a presentation by investment professionals of Evercore with respect to the proposed Harbor Small to Mid Cap Value Fund. The Trustees received presentations by investment professionals from the Subadviser for each of Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Growth Fund, and Harbor Global Value Fund (as well as Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Fund) at meetings of the Board of Trustees held in 2006. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining Lipper’s methodology, how information was compiled by Lipper, and what each comparison was intended to demonstrate.

Harbor Small to Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Small to Mid Cap Value Fund (inception date May 1, 2007), the Trustees considered Evercore’s record in managing another account with a similar small to mid cap value strategy, reviewing its performance data (gross of fees) relative to the Russell 2500® Value Index. The Trustees noted that Evercore has a very short record in the strategy and there is no other more general historical performance record that can be relied upon as Evercore is a relatively new firm. The Trustees reviewed data regarding gross and net class expense ratios of small cap funds and mid cap funds, there being no Lipper category for small to mid cap value strategy funds, and found the proposed

Harbor Funds

ADDITIONAL INFORMATION—Continued

advisory fee rate and estimated expenses for the Fund to be competitive. The Trustees considered this information and the information provided in a separate presentation by management and Evercore concerning the proposed Harbor Small to Mid Cap Value Fund, including a review of Evercore’s investment philosophy, style and processes, risk controls, portfolio construction rules, sell discipline, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. The Trustees considered Evercore’s balance sheet, Form ADV disclosure and certain information concerning its compliance program.

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees discussed the Fund and its Institutional Class performance in relation to its relevant universe for the one-year, two-year, three-year, four-year, and five-year periods ended December 31, 2006, noting that the Harbor Capital Appreciation Fund had outperformed the universe median according to Lipper data for the two-year, three-year, four-year and five-year periods and underperformed the one-year period ended December 31, 2006. The Fund’s one-year rolling return as of December 31, 2006 ranked in the fourth quartile, according to Morningstar, but its three-year rolling return as of December 31, 2006 ranked in the second quartile. The Trustees also considered that although the Fund’s long-term performance was favorable, as indicated by its outperformance of both the Russell 1000® Growth Index and the S&P 500 Index for the period from the Fund’s inception at December 29, 1987 through December 31, 2006, the Fund had underperformed relative to both indices for the quarter, year-to-date, and one-year periods ended December 31, 2006.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”) in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $32.8 billion in assets in this asset class, out of a firm-wide total of approximately $77.7 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $8.8 billion showed that the Fund’s management fee was slightly above the group median, and its Institutional Class actual total expense ratio was below the group and universe median. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Mid Cap Growth Fund (inception date of November 1, 2000), the Trustees discussed the Fund and its Institutional Class performance, noting that it had outperformed in relation to its relevant universe medians for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2006 according to the Lipper report. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s three-year rolling return had ranked in the first and second quartiles, as measured at the end of eight out of thirteen calendar quarters from December 31, 2003 to December 31, 2006. The Fund’s one-year rolling return ranked in the first quartile as of each calendar quarter-end from September 20, 2005 to December 31, 2006, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell Midcap® Growth Index, for the quarter, year-to-date, one-year, and three-year periods, and had underperformed its benchmark, in the five-year and since-inception periods ended December 31, 2006. The Trustees noted that most of the underperformance for the five-year period ended December 31, 2006 was generated prior to the appointment of Wellington Management Company, LLP (“Wellington”) as subadviser on September 20, 2005. The Trustees further noted that review period reflected slightly over one year of Wellington’s service as subadviser to the Fund, and that the Fund’s performance had exceeded the benchmark during Wellington’s tenure.

The Trustees discussed the expertise of Wellington in managing assets generally and in the mid cap growth asset class specifically, noting that the Wellington portfolio manager responsible for the Harbor Mid Cap Growth Fund managed approximately $1.7 billion in assets in this asset class, out of a firm-wide total of approximately $575.5 billion in assets under management. The Trustees noted the significant experience of the portfolio manager.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $175 million showed that the Fund’s fee was below the group median. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional Class was above the group median, but below the universe median. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was above the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was above the median for a peer group of funds offered through similar intermediary channels. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees also noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Funds

ADDITIONAL INFORMATION—Continued

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Small Cap Growth Fund (inception date of November 1, 2000), the Trustees discussed the Fund and its Institutional Class performance, noting that according to the Lipper report, the Fund’s performance exceeded its universe median for the five-year period ended December 31, 2006 and that the Fund’s performance was at the universe median for the one-year and two-year periods ended December 31, 2006. The Trustees noted the Fund’s weaker performance relative to its universe median for the three-year and four-year periods ended December 31, 2006. The Morningstar data presented ranked the Fund’s one-year and three-year rolling returns as of December 31, 2006 in the third quartile. The Trustees also considered the fact that the Harbor Small Cap Growth Fund had outperformed its benchmark, the Russell 2000® Growth Index, for the five-year and since-inception periods ended December 31, 2006, but had underperformed its benchmark for the quarter, year-to-date, one-year, and three-year periods ended December 31, 2006. The Trustees stated they would continue to monitor the Fund’s performance.

The Trustees discussed the expertise of Westfield Capital Management Company (“Westfield”) in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $2.6 billion in assets in this asset class, out of a firm-wide total of approximately $10 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $750 million showed the Fund’s fees were below the group median, and its Institutional Class actual total expense ratio was below the group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Small Company Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Small Company Growth Fund, the Trustees discussed the Fund and its Institutional Class performance, noting its outperformance relative to its universe median for the period since its inception (February 1, 2006) through December 31, 2006. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Growth Index, for the period since its inception, although it underperformed the benchmark for the quarter ended December 31, 2006.

The Trustees discussed the expertise of NorthPointe Capital LLC (“NorthPointe”) in managing assets generally and in the small company growth asset class specifically, noting that NorthPointe managed approximately $672.8 million in assets in this asset class, out of a firm-wide total of approximately $2.9 billion in assets under management. The Trustees also discussed the experience of the portfolio manager in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $25 million showed the Fund’s fees were below its group median. The actual total expense ratio, after taking into account expense waivers and reimbursements, of the Fund’s Institutional Class was below the group and universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and noted that the waiver is a contractual expense limitation in effect until February 28, 2008. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Large Cap Value Fund (inception date of December 29, 1987), the Trustees discussed the Fund and its Institutional Class performance, noting its underperformance relative to its group and universe medians for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2006. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2006. The Fund’s performance had improved in the latter half of the year, and the Fund outperformed its index for the last quarter of 2006. The Morningstar data presented showed that the Fund’s five-year rolling return ranked in the second quartile for the majority of periods, as measured at each calendar quarter-end from June of 2001 through 2005, but ranked in the third and fourth quartiles for each five-year rolling period as of each calendar quarter-end in 2006.

The Trustees discussed the expertise of Armstrong Shaw Associates, Inc. (“Armstrong Shaw”) in managing assets, noting that Armstrong Shaw manages assets only in the large cap value asset class, which constitute approximately $8.5 billion in assets under management for the firm. The Trustees also discussed the significant experience of the portfolio manager, noting that he was one of the founding members

Harbor Funds

ADDITIONAL INFORMATION—Continued

of the firm. They discussed changes in the approach of Armstrong Shaw’s investment team that were previously described by the portfolio manager at the February 2006 Board meeting.

The Trustees expressed concern regarding the continuing underperformance of the Fund relative to its benchmark and its peer group and discussed measures to seek to improve the Fund’s performance. The Trustees also discussed the particular investment style of Armstrong Shaw, the subadviser to Harbor Large Cap Value Fund, noting that other investment managers with similar investment styles had also underperformed over similar time periods. The Trustees considered the extent to which the underperformance might be attributable to an out-of-favor investment style that might return to favor as the markets shift. The Trustees also considered the stronger long-term record of Armstrong Shaw in managing similar accounts, although the Trustees noted that most of that record was generated prior to Armstrong Shaw’s appointment as subadviser to the Fund. At a subsequent meeting of the Trustees on May 20 and 21, 2007, the Trustees voted to replace Armstrong Shaw with Cohen & Steers Capital Management, Inc. as subadviser to the Fund.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $900 million showed the Fund’s fee was slightly below its group median, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Mid Cap Value Fund (inception date of March 1, 2002), the Trustees discussed the Fund and its Institutional Class performance, noting its performance was slightly above its Lipper universe median for the one-year period and was below its universe median for the two-year, three-year and four-year periods ended December 31, 2006. The Trustees considered the fact that the Fund outperformed its benchmark, the Russell Midcap® Value Index, for the quarter, but underperformed the benchmark, for the year-to-date, one-year, three-year and since-inception periods ended December 31, 2006. The Trustees acknowledged that much of the unfavorable record was generated prior to the change in subadvisers for the Fund on September 30, 2004. The Trustees noted that the Fund’s record had improved on a rolling one-year basis under LSV Asset Management (“LSV”) and that the Fund was ranked in the third quartile as of December 31, 2006 according to Morningstar data.

The Trustees discussed the expertise of LSV in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.5 billion in assets in this asset class, out of a firm-wide total of approximately $70.6 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been strong. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that two of the four portfolio managers were founding partners of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $50 million showed the Fund’s fee was below the group median, and the actual total expense ratio (after giving effect to expense waivers and reimbursements) for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was above the median for a peer group of funds offered through similar intermediary channels. It was noted that the Fund’s smaller size had an effect on that expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing this Fund was negative.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Small Cap Value Fund (inception date of December 14, 2001), the Trustees discussed the Fund and its Institutional Class performance, noting the Fund’s outperformance relative to its Lipper universe medians for the four-year and five-year periods, as well as the Fund’s underperformance relative to its Lipper universe medians for the one-year, two-year and three-year periods ended December 31, 2006. According to the Morningstar data presented, the Fund’s one-year rolling return had ranked in the first quartile for the majority of periods, since the Fund’s inception, each measured at each calendar quarter-end, but had ranked in the fourth quartile as of each quarter-end in 2006. The Fund’s three-year rolling return ranked in the first quartile as of each calendar quarter-end since December 31, 2004, except for the period ending December 31, 2006, when it ranked in the second quartile. The Trustees noted the abrupt adverse change in the Fund’s Morningstar quartile ranking in 2006. The Trustees also considered the fact that the Fund’s longer term performance was favorable, as indicated by the Fund’s outperformance of its benchmark, the Russell 2000® Value Index, for the five-year and since-inception periods ended December 31, 2006, although it had underperformed its benchmark for the quarter, year-to-date, one-year, and three-year periods ended December 31, 2006.

Harbor Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST Partners”) in managing assets generally and in the small cap value asset class specifically, noting that EARNEST Partners managed approximately $4.1 billion in assets in this asset class out of $20.1 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $2.175 billion showed the Fund’s management fees were at its group median, and the actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future. They noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor International Fund (inception date December 29, 1987), the Trustees discussed the Fund and its Institutional Class performance, noting its excellent outperformance relative to its group and universe medians for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2006, ranking in the first quintile during each of these periods. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE Index, for the quarter, year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2006. The Morningstar data presented showed the Fund’s one-year, three-year, and five-year rolling returns as of December 31, 2006 had ranked in the first quartile.

The Trustees discussed the expertise of Northern Cross Investments Limited (“Northern Cross”) in managing assets, noting that Northern Cross only manages assets in the international asset class, which constitutes approximately $20.6 billion in assets under management for the firm. The Trustees also discussed the significant experience of the portfolio manager, noting that he is the founding member of the firm, and that the long-term performance generated by the portfolio manager has been outstanding.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $17.65 billion showed the Fund’s fees were below the group median, and the actual total expense ratio of the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor International Growth Fund (inception date of November 1, 1993), the Trustees discussed the Fund and its Institutional Class performance, noting that its performance was above its group and universe median for the and two-year period ended December 31, 2006, but at or below the group and universe medians for the one-year, three-year, four-year, and five-year periods ended December 31, 2006. The Trustees considered the Fund’s longer-term record and noted that the Fund had outperformed its benchmark, the MSCI EAFE® Growth Index, for the quarter, year-to-date, one-year, three-year and since-inception periods, but had underperformed the benchmark for the five-year and ten-year periods ended December 31, 2006. The Trustees acknowledged that most of the unfavorable record was generated prior to the change in the Fund’s subadviser to Marsico Capital Management, LLC (“Marsico”) on March 1, 2004. The Trustees noted that, according to Morningstar, the Fund was ranked in the first and second quartiles based on its one-year rolling return as of each calendar quarter-end in 2006. The Fund was in the third and fourth quartile ranking for the three-year and five-year rolling periods ended December 31, 2006, respectively.

The Trustees discussed the expertise of Marsico in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $11.7 billion in assets in this asset class, out of a firm-wide total of approximately $83.7 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $600 million showed the Fund’s fee was below the group median, and the actual total expense ratio the Fund’s Institutional Class was below the group and universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was below the median for a peer group of funds offered through similar intermediary channels. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund, the Trustees discussed the Fund and its Institutional Class performance, noting its underperformance in relation to its

Harbor Funds

ADDITIONAL INFORMATION—Continued

universe medians for the period since inception (August 7, 2006) through December 31, 2006. The Trustees also considered the record showing that the Harbor Global Value Fund had underperformed its benchmark, the MSCI World Index, during the limited time it had been in operation.

The Trustees discussed the expertise of Pzena Investment Management LLC (“Pzena”) in managing assets generally and in the global value asset class specifically, noting that Pzena manages assets in the global asset class that constitute approximately $917 million of the $27.3 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group showed the fees were even with the median and the actual total expense ratio of the Fund’s Institutional Class (after giving effect to expense waivers and reimbursements) was below the group and universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was above the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was above the median for a peer group of funds offered through similar intermediary channels. The Trustees also considered the extent to which the Adviser was waiving its fees or the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the waiver is a contractual expense limitation in effect until February 28, 2008. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses).

In the case of the Harbor Small to Mid Cap Value Fund, the Trustees were advised by the Adviser that the Adviser would apply a contractual expense ratio caps for the first 12 months of the Fund’s operation, such that the expense ratios of the Institutional, Retirement and Investor classes of the Fund would not exceed 95, 120 and 138 basis points, respectively, for the first twelve months of the Fund’s operation. The Adviser informed the Trustees that the Adviser therefore expected to incur losses in managing the Harbor Small to Mid Cap Value Fund during its initial stage and that the Fund would not likely generate any profit at all for the Adviser until its assets had grown significantly. The Trustees determined that the Adviser’s profitability in managing each other Fund, while positive in all cases except for Harbor Small Company Growth Fund, Harbor Mid Cap Value Fund and Harbor Global Value Fund, was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time, although the Trustees requested, and management agreed to provide, further information concerning possible additional breakpoints in the fee schedule of Harbor International Fund. With respect to Harbor Small to Mid Cap Value Fund, they considered the fact that the Adviser would incur losses in managing the Fund until its assets had grown significantly. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

Harbor Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2007)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is One SeaGate, Toledo, Ohio 43604-1572.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
		INDEPENDENT TRUSTEES
Howard P. Colhoun (71) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (68) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (66) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (62) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
		INTERESTED TRUSTEE
David G. Van Hooser (60)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (37) Chief Compliance Officer & Secretary	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Constance L. Souders (56) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Services Group, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), Harbor Funds Distributors, Inc.

Brian L. Collins (38) Vice President 111 S. Wacker 34th Floor Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Mark W. Karchner (45) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Services Group, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.

Jodie L. Crotteau (35) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (54) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.
1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

(This document must be preceded or accompanied by a Prospectus.)

Harbor Funds

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer & Secretary

Constance L. Souders

Vice President

Brian L. Collins

Vice President

Mark W. Karchner

Treasurer

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

One SeaGate

Toledo, OH 43604-1572

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

One SeaGate

Toledo, OH 43604-1572 419.249.2900

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 10048 Toledo, OH 43699-0048 1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street Boston, MA 02109

6/2007/516,000

Harbor Funds

Semi-Annual Report

April 30, 2007

Fixed Income Funds

Harbor High-Yield Bond Fund Harbor Bond Fund Harbor Real Return Fund Harbor Short Duration Fund Harbor Money Market Fund

One SeaGate Toledo, Ohio 43604 1.800.422.1050 www.harborfunds.com

Harbor Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Funds’ fiscal year ended April 30, 2007. The total return for each of the five fixed income portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing voluntary waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

Investors should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

	Unannualized Total Return 6 Months Ended April 30, 2007
	Institutional Class	Retirement Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	6.70%	6.67%	6.51%
Harbor Bond Fund	2.04	1.92	N/A
Harbor Real Return Fund	2.57	2.44	N/A
Harbor Short Duration Fund	2.31	2.20	N/A
Harbor Money Market Fund	2.54	2.41	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2007

Merrill Lynch High-Yield Master II; domestic high-yield bonds	6.91%
Lehman Brothers Aggregate (LB AGG); domestic bonds	2.64
Lehman Brothers U.S. TIPS (LB U.S. TIPS); domestic bonds	2.08
Merrill Lynch 1 to 3 YR Treasury; domestic bonds	2.30
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	2.58

2

Harbor Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUNDS EXPENSE RATIOS[1]					Morningstar Universe Quartile Average[2] (Unaudited)
	2003*	2004*	2005*	2006*	2007[e]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.93%[a,b]	0.85%	0.82%	0.81%	0.81%	0.81%
Retirement Class	1.08 [a,b]	1.01	— [d]	1.05	1.07	1.09
Investor Class	1.29 [a,b]	1.27	1.25	1.21	1.19	1.04
Harbor Bond Fund
Institutional Class	0.58%	0.57%	0.58%	0.58%	0.58%	0.60%
Retirement Class	0.83	0.81	0.83	0.83	0.83	0.85
Harbor Real Return Fund
Institutional Class	N/A	N/A	N/A	0.57%[a,c]	0.57%	0.53%
Retirement Class	N/A	N/A	N/A	0.82 [a,c]	0.82	0.82
Harbor Short Duration Fund
Institutional Class	0.36%	0.31%	0.39%	0.39%	0.38%	0.58%
Retirement Class	0.59	0.55	0.64	0.64	0.63	0.86
Harbor Money Market Fund
Institutional Class	0.36%	0.29%	0.35%	0.32%	0.28%	N/A
Retirement Class	— [d]	0.53	0.60	0.57	0.53	N/A

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the December 31, 2006 Morningstar Universe with the same investment styles as the comparable Harbor Funds’ portfolio. Retirement and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the December 31, 2006 Morningstar universe excluding Institutional Share Class Funds with the same investment style as the comparable Harbor Funds’ portfolio. Quartile groups are created by sorting the universe on fund assets and dividing the universe into quartile groups to calculate averages. The quartile average presented is based on the respective quartile group for each Harbor fund.
a	Annualized.
b	For the period December 1, 2002 (inception) through October 31, 2003.
c	For the period December 1, 2005 (inception) through October 31, 2006.
d	Assets in this class were too small to incur any expense for the period.
e	Unaudited annualized figures for the six-month period ended April 30, 2007.

3

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

While equity markets continued their strong advance into a fifth consecutive year in the fiscal first half year ended April 30, 2007, fixed income investors experienced a fiscal first half marked with uncertainty that muted returns. Although indications of economic strength prompted central banks in several countries to raise interest rates, the U.S. Federal Reserve continued to hold its target federal funds rate steady at 5.25%. Fed policy makers and investors continued to scrutinize the latest economic data in an effort to determine whether inflation or the possibility of a further economic slowdown posed the bigger threat. In this uncertain interest rate environment, fixed income markets produced modest returns for the fiscal half year.

The yield curve was flat or slightly inverted throughout much of the fiscal first half. As a result, there was little difference between returns on intermediate bonds and money market investments. The broad market for taxable investment-grade U.S. bonds, as measured by the Lehman Brothers Aggregate Index, returned slightly over 2.6%, while 3-month Treasury Bills, a proxy for money market performance, returned just below 2.6%. Despite narrow yield spreads over investment grade securities, high-yield bonds continued to outperform other fixed income asset classes, returning 6.9%.

While maintaining its target for the federal funds rate at 5.25% during the fiscal first half, the U.S. Federal Reserve continued to monitor the effects of its prior tightening campaign, especially in such interest-rate sensitive areas as the housing and automotive industries. Factors such as high food and energy prices, along with continued strength in the job market, boosted concerns about inflation, while a soft housing market, subprime lending delinquencies, and a slowing rate of economic growth raised fears of a possibly weakening U.S. economy.

There was little volatility in interest rates during the fiscal first half, with interest rates ending the first six months little changed. The yield of the benchmark 10-year U.S. Treasury Note ended the fiscal half year at 4.63%, only 2 basis points higher than the yield six months earlier. Money market investments provided steady, attractive returns near an annualized rate of 5% throughout the six months. A low default rate and strong demand for the large supply of high-yield debt issued to help finance the many mergers and acquisitions in the fiscal first half continued to boost the high-yield market despite modest yield premiums.

In contrast to the modest returns of the fixed income markets, equity markets turned in a strong performance for the fiscal first half. Developed equity markets around the world, as represented by the MSCI World Index, had an 11.87% return in U.S. dollars. Stocks from all 23 of the countries making up the index had positive returns, as did all ten of the economic sectors in the index. Equities outside the U.S. generally outperformed domestic stocks as indicated by the 15.46% return for the MSCI EAFE Index in the first half compared to 9.06% for the Dow Jones Wilshire 5000, a measure of the broad U.S. equities markets.

Returns of various market sectors are shown in the table below.

	RETURNS FOR PERIODS ENDED APRIL 30, 2007				30 Years 1977-2006 Annual Rates as of December 31, 2006
			Average Annual
Index	6 Months	1 Year	5 Years	10 Years
Merrill Lynch High-Yield Master II (high-yield bonds)	6.91%	12.36%	10.02%	6.81%	N/A
LB Aggregate (domestic bonds)	2.64	7.35	5.06	6.35	8.45%
LB U.S. TIPS (inflation-protected bonds)	2.08	6.13	6.98	N/A	N/A
Merrill Lynch 1 to 3 YR U.S. Treasury (short duration returns)	2.30	5.06	2.95	4.72	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.58	5.16	2.65	3.80	N/A
Dow Jones Wilshire 5000 (entire U.S. stock market)	9.06	14.52	9.67	8.71	13.10
S&P 500 (large cap stocks)	8.56	15.22	8.58	8.15	12.94
MSCI EAFE (foreign stocks)	15.46	19.81	16.64	8.72	12.39
MSCI World (global stocks)	11.87	16.98	12.17	8.00	11.69

4

Harbor Fixed Income Funds

The Harbor High-Yield Bond Fund posted a return of 6.70% (Institutional Class), reflecting the strength in the high-yield market during the fiscal first half. The Harbor Bond Fund returned 2.04% (Institutional Class), trailing the Lehman Brothers Aggregate Index but continuing to outperform its benchmark for the longer term five-year and ten-year periods. The Harbor Real Return Fund outperformed its benchmark with a return of 2.57% (Institutional Class).

Institutional Class shares of the Harbor Short Duration Fund and Harbor Money Market Fund provided returns of 2.31% and 2.54%, respectively. The annualized seven-day yield of the Harbor Money Market Fund (Institutional Class) was 5.08% as of April 30, 2007, compared with 5.19% six months earlier. Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 6.

New Fund

On May 1, 2007, Harbor Funds added a new domestic equity fund, expanding the Harbor lineup to 16 portfolios. The latest addition is the Harbor SMID Value Fund, which focuses on opportunities in out-of-favor stocks in the small and mid cap categories. The new fund is managed by Evercore Asset Management, LLC, which specializes in value-oriented investments in small and mid cap companies, managing portfolios primarily on behalf of institutional clients.

Managing Risk through Diversification

Although equity and fixed income investments both produced positive returns for the fiscal half year, the sharp one-day drop in financial markets on February 27 provided a valuable, although unpleasant, reminder of the risks inherent in investing in any asset class. Experienced investors know that while they cannot eliminate risk, they can reduce it significantly by constructing an asset allocation with a diversified portfolio of equity and fixed income investments. Such diversification, in fact, is an important benefit that can be achieved with mutual funds. Mutual funds can help individuals construct a diversified portfolio in capital markets without having to become experts in analyzing the stocks and bonds of individual companies. Harbor Funds offers a family of mutual funds that can be used to develop an asset allocation combining a diversified domestic and international portfolio of equities with a broad fixed income portfolio to assist investors in meeting their financial needs over the long term.

The equities markets have been strong for the last five years. It is tempting in such an environment to “let the winners run.” Investors with a long-term focus know this is the time to review your asset allocation with periodic rebalancing of investments to avoid having excessive exposure to an asset class due to the success of investments or funds in such asset class. The rebalancing discipline helps maintain a diversified portfolio that can be part of a successful investing strategy over the long term.

Thank you for your investment in Harbor Funds.

June 15, 2007

David G. Van Hooser

Chairman

5

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

Mark Shenkman

Portfolio Manager (since 2002)

Mark Flanagan, CFA, CPA

Portfolio Manager (since 2002)

Frank Whitley

Portfolio Manager (since 2002)

Total return.

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds.

TOP TEN HOLDINGS (% of net assets)

American Axle & Manufacturing Inc.	0.9%
Motor City Casino (CCM Merger)	0.9
Rental Services Corp.	0.9
Aramark Corp.	0.8
Citizens Communications Co.	0.8
Idearc Inc.	0.8
NRG Energy Inc.	0.8
Stater Brothers Holdings	0.8
Station Casinos Inc.	0.8
Freeport-McMoRan Copper & Gold Inc.	0.7

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The high-yield market turned in a strong performance for the six months ended April 30, 2007. The Merrill Lynch High-Yield Master II Index posted a gain of 6.91%, which handily outpaced other U.S. fixed income indices. By way of comparison, the Merrill Lynch U.S. Corporate Master Index returned 2.83% and the Merrill Lynch U.S. Treasury/Agency Master Index returned 2.26%. The high-yield market, once again, absorbed a torrid pace of new supply. According to JP Morgan, 213 new issues, aggregating approximately $97.7 billion, came to market during the six months. In contrast, the prior year period saw 188 new deals, totaling $64.9 billion. Overall, the majority of new issues performed well.

The high-yield market continues to feed off a persistently low default rate, serving to reinforce complacency and risk taking by many high-yield portfolio managers. As such, lower tier credits continued to outperform, with securities rated CCC and below generating a 10.75% return, while discount bonds (i.e., securities priced below $90) generated a gain of 12.01%.

Despite this solid performance, the high-yield market was not immune from the volatility that shook all financial markets in late February. A confluence of factors, including a 9% plunge in Chinese stocks, weak economic reports for durable goods and U.S. GDP, and persistent housing concerns, caused the high-yield sector to post its largest one-day loss in more than eight months. If nothing else, this volatility caused investors to reevaluate the level of risk in the U.S. capital markets.

The U.S. economic picture was somewhat mixed. The Federal Reserve met four times and took no action with respect to interest rates. At its January 2007 meeting, the Fed spoke of somewhat firmer economic growth and some signs of stability in the housing sector. At its March meeting, however, the Fed appeared to lower its assessment of economic growth while at the same time elevating its concerns on inflation. It would appear, from our perspective, that with inflation above the Fed’s targeted range, the continued concerns over housing, and the lack of business spending, the Fed will keep interest rates on “hold” for at least the next several months.

Performance

The Harbor High-Yield Bond Fund returned 6.70% (Institutional Class), 6.67% (Retirement Class), and 6.51% (Investor Class) for the fiscal half year while the Merrill Lynch High-Yield Master II Index returned 6.91%. The portfolio benefited from its focus on B-rated bonds and its limited exposure to BB-rated securities. The portfolio generated gains in almost every industry sector, although it benefited the most from strong gains in the support-services, energy, health care, and metals/mining sectors. Somewhat detracting from the portfolio’s results was an underweighting in lower quality credits (i.e., bonds priced below $90), as these security types were

6

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

the best performing sector. We continued to focus on selling securities that had appreciated to a level at which we believed the yields were no longer commensurate with the attendant risk. Sale proceeds were redeployed primarily into the new issue market, where we continue to see the best total return opportunities. We participated in 50 new issues, four of which were sold at a gain and 43 of which traded at a premium as of April 30, 2007. The portfolio had an average price of approximately $102.76 and a yield-to-worst (i.e., the yield under the worst possible bond repayment situation) of approximately 7.39%. By comparison, the benchmark index had an average price of approximately $101.25, and a yield-to-worst of approximately 7.48%.

Outlook and Strategy

The high-yield sector outperformed other asset classes despite narrow spreads, near record supply, and some signs of a weakening economy. The high-yield market has now outperformed both the Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index markets for the past four years and for the year-to-date period. The annualized return for the Merrill Lynch High-Yield Master II Index over the 52 months ended April 30, 2007, was 13.00% versus 3.21% for the Merrill Lynch U.S. Treasury/Agency Master Index and 5.16% for the Merrill Lynch U.S. Corporate Master Index. Similar to other U.S. financial markets, high-yield investors appear to have shrugged off the volatility caused by the “Shanghai Sell Off” and the subprime mortgage debacle in late February and early March. Although investors have maintained risky bets on lower-quality credits, below the surface it seems that risk exposures are being re-examined as even the most speculative investors have begun to recognize that the economy may be nearing the later stages of the credit cycle.

The key fundamental and technical drivers for the high-yield market remain positive, although there are some recent developments that give us pause. For example, banks have shifted credit risk to institutional investors as they appear to be more focused on the quantity of transactions, not the quality. Moreover, private equity firms have been willing to over-lever new transactions, contending that this is acceptable due to the flexibility provided to borrowers by “covenant-lite” financings, i.e., the use of newly issued debt securities that have few restrictions to protect investors and which also may have very lenient debt-repayment terms. On a more positive note, we have seen few signs that investors are reallocating assets away from the high-yield market. At the same time, default rates remain near historical lows, and the majority of high-yield issuers have continued to report financial results in line with our analysts’ expectations. While the increasing use of leverage by corporate borrowers, coupled with slowing economic growth, give us some concern, we believe the high-yield market continues to be well-positioned compared to other fixed income investments and should outperform other fixed income asset classes in 2007.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

7

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 024

Cusip: 411511553

Ticker: HYFAX

Inception Date: 12-01-2002

RETIREMENT CLASS

Fund #: 224

Cusip: 411511546

Ticker: HYFRX

Inception Date: 12-01-2002

INVESTOR CLASS

Fund #: 424

Cusip: 411511538

Ticker: HYFIX

Inception Date: 12-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	225	1,796
Total Net Assets (000s)	$45,556	N/A
Average Market Coupon	8.2%	8.0%
Yield to Maturity	7.7%	7.7%
Weighted Average Maturity	8.2 years	6.8 years
Weighted Average Duration	3.9 years	4.5 years
Weighted Average Credit Quality	B2/B	B1
R-Squared	88.8%	N/A
Beta vs Merrill Lynch High-Yield Master II Index	0.69	1.00
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	24%	N/A

SECTOR ALLOCATION (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2002 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor High-Yield Bond Fund
	Institutional Class	6.70%	10.48%	N/A	10.30%	$15,409
	Retirement Class	6.67	10.17	N/A	10.06	15,263
	Investor Class	6.51	10.07	N/A	9.87	15,144
	Comparative Index
	Merrill Lynch High-Yield Master II	6.91%	12.36%	10.02%	13.11%	$17,227

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Net) and 1.06% (Gross) (Institutional Class); 1.05% (Net) and 1.30% (Gross) (Retirement Class); and 1.21% (Net) and 1.46% (Gross) (Investor Class). The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1% against shares that are held for less than 9 months.

8

Harbor High-Yield Bond Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.81%

Total Net Assets (000s):     $39,550

RETIREMENT CLASS

Expense Ratio: 1.07%

Total Net Assets (000s):

    $578

INVESTOR CLASS

Expense Ratio: 1.19%

Total Net Assets (000s):     $5,428

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,067.00	$4.18
Hypothetical (5% return)	1,000.00	1,020.65	4.08
Retirement Class
Actual	$1,000.00	$1,066.71	$5.46
Hypothetical (5% return)	1,000.00	1,019.38	5.33
Investor Class
Actual	$1,000.00	$1,065.10	$6.11
Hypothetical (5% return)	1,000.00	1,018.73	5.97
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 8.5%)

COMMON STOCKS—0.6%

Shares		Value (000s)

HOTELS, RESTAURANTS & LEISURE—0.3%
2,500	Boyd Gaming Corp.	$114

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—0.3%
5,000	Alpha Natural Resources Inc.	$87
5,000	Compton Petroleum Corp. (CAN)	53

		140

TOTAL COMMON STOCKS (Cost $260)		254

CORPORATE BONDS & NOTES—90.9%
Principal Amount (000s)
AEROSPACE & DEFENSE—1.9%
	Alion Science & Technology Corp.
$300	10.250%—02/01/2015[1]	317
	Hawker Beechcraft Acquisition Co. LLC
250	9.750%—04/01/2017[1]	269
	K&F Acquisition Inc.
100	7.750%—11/15/2014	108
	TransDigm Inc.
150	7.750%—07/15/2014[1]	156

		850

AUTO COMPONENTS—2.1%
	American Axle & Manufacturing Inc.
400	7.875%—03/01/2017	403
	Goodyear Tire & Rubber Co.
150	7.857%—08/15/2011	158
150	8.625%—12/01/2011[1]	163

		321

	Lear Corp. Series B
150	8.750%—12/01/2016	147
	United Components Inc.
100	9.375%—06/15/2013	104

		975

AUTOMOBILES—0.9%
	General Motors Corp.
200	7.125%—07/15/2013	185
100	7.700%—04/15/2016	93
150	8.250%—07/15/2023	136

		414

BUILDING PRODUCTS—1.2%
	Goodman Global Holding Co. Inc.
100	7.875%—12/15/2012	101
	Goodman Global Holding Co. Inc. Series B
179	8.360%—06/15/2012[2]	182
	Interface Inc.
125	10.375%—02/01/2010	139
	Norcraft Cos. LP
125	9.000%—11/01/2011	131

		553

CHEMICALS—3.2%
	Hexion Specialty Chemicals Inc.
250	9.750%—11/15/2014[1]	271
100	9.860%—11/15/20141,[2]	104

		375

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CHEMICALS—Continued
	Ineos Group Holdings plc
$150	8.500%—02/15/2016[1]	$146
	Lyondell Chemical Co.
150	8.000%—09/15/2014	158
250	8.250%—09/15/2016	269

		427

	Momentive Performance Materials Inc.
100	9.750%—12/01/2014[1]	106
	Nalco Co.
200	8.875%—11/15/2013	215
	PolyOne Corp.
100	8.875%—05/01/2012	102
	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	102

		1,473

COMMERCIAL SERVICES & SUPPLIES—7.8%
	Ahern Rentals Inc.
125	9.250%—08/15/2013	131
	Allied Waste North America Inc. Series B
150	7.125%—05/15/2016	155
	Aramark Corp.
350	8.500%—02/01/2015[1]	368
	Ashtead Capital Inc.
150	9.000%—08/15/2016[1]	162
	Cardtronics Inc.
100	9.250%—08/15/2013	106
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	159
	FTI Consulting Inc.
100	7.750%—10/01/2016	105
	iPayment Inc.
200	9.750%—05/15/2014	209
	Iron Mountain Inc.
125	7.750%—01/15/2015	129
	KAR Holdings Inc.
150	10.000%—05/01/2015[1]	156
	Mac-Gray Corp.
175	7.625%—08/15/2015	179
	Neff Rental LLC
125	11.250%—06/15/2012	146
	Norcross Safety Products LLC Series B
150	9.875%—08/15/2011	159
	PGS Solutions Inc.
150	9.625%—02/15/2015[1]	153
	Rental Service Corp.
400	9.500%—12/01/2014[1]	427
	United Rentals North America Inc.
200	7.750%—11/15/2013	209
	Valmont Industries Inc.
150	6.875%—05/01/2014	152
	Waste Connections Inc.
100	3.750%—04/01/2026[3]	112
	Waste Services Inc.
200	9.500%—04/15/2014	212

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—Continued
	Williams Scotsman Inc.
$100	8.500%—10/01/2015	$107

		3,536

COMMUNICATIONS EQUIPMENT—1.0%
	Lucent Technologies Inc.
350	6.450%—03/15/2029	320
	MasTec Inc.
150	7.625%—02/01/2017[1]	152

		472

CONSUMER FINANCE—0.4%
	Ford Motor Credit Co.
150	9.806%—04/15/2012[2]	160

CONTAINERS & PACKAGING—1.6%
	BWAY Corp.
150	10.000%—10/15/2010	158
	Graham Packaging Co. Inc.
150	8.500%—10/15/2012	154
	Greif Inc.
150	6.750%—02/01/2017[1]	154
	Smurfit-Stone Container Enterprises Inc.
100	8.000%—03/15/2017[1]	100
150	8.375%—07/01/2012	153

		253

		719

DISTRIBUTORS—0.6%
	Wesco Distribution Inc.
250	7.500%—10/15/2017	258

DIVERSIFIED CONSUMER SERVICES—2.3%
	Avis Budget Car Rental LLC
100	7.860%—05/15/2014[1,2]	103
	Education Management LLC
200	10.250%—06/01/2016	219
	Hertz Corp.
250	8.875%—01/01/2014	271
	Service Corp. International
100	7.375%—10/01/2014	105
250	7.500%—04/01/2027[1]	251
100	7.625%—10/01/2018	106

		462

		1,055

DIVERSIFIED TELECOMMUNICATION SERVICES—6.0%
	Cincinnati Bell Inc.
200	8.375%—01/15/2014	206
	Cincinnati Bell Tele Co.
150	6.300%—12/01/2028	141
	Citizens Communications Co.
350	7.875%—01/15/2027[1]	366
	Level 3 Financing Inc.
300	8.750%—02/15/2017[1]	307
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[1]	324
	NTL Cable plc
300	9.125%—08/15/2016	322

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Qwest Corp.
$100	7.500%—10/01/2014	$106
50	8.605%—05/15/2013[2]	55

		161

	Syniverse Technologies Inc. Series B
200	7.750%—08/15/2013	197
	Telenet Group Holding NV
250	11.500%—06/15/2014[1,4]	235
	Time Warner Telecom Holdings Inc.
200	9.250%—02/15/2014	216
	West Corp.
150	9.500%—10/15/2014[1]	159
100	11.000%—10/15/2016[1]	109

		268

		2,743

ELECTRIC UTILITIES—0.2%
	Mirant Americas Generation LLC
100	8.300%—05/01/2011	106

ELECTRICAL EQUIPMENT—0.6%
	Baldor Electric Co.
250	8.625%—02/15/2017	268

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
	Celestica Inc.
250	7.625%—07/01/2013	239
250	7.875%—07/01/2011	248

		487

	NXP BV
250	9.500%—10/15/2015[1]	264

		751

ENERGY EQUIPMENT & SERVICES—1.9%
	CHC Helicopter Corp.
50	7.375%—05/01/2014	49
	Complete Production Services Inc.
300	8.000%—12/15/2016[1]	312
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	206
	Hornbeck Offshore Services Inc.
300	1.625%—11/15/2026[1,4]	284

		851

FOOD & STAPLES RETAILING—2.5%
	Rite Aid Corp.
100	7.500%—03/01/2017	100
100	8.125%—05/01/2010	104
300	8.625%—03/01/2015	294

		498

	Stater Brothers Holdings
350	7.750%—04/15/2015[1]	361
50	8.125%—06/15/2012	52

		413

	SUPERVALU Inc.
200	7.500%—11/15/2014	210

		1,121

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

FOOD PRODUCTS—1.5%
	B&G Foods Inc.
$100	8.000%—10/01/2011	$102
	Del Monte Corp.
200	8.625%—12/15/2012	211
	Michael Foods Inc.
125	8.000%—11/15/2013	129
	Pinnacle Foods Holding Corp.
250	10.625%—04/01/2017[1]	252

		694

GAS UTILITIES—2.0%
	Amerigas Partners LP
100	7.250%—05/20/2015	102
	Dynegy Holdings Inc.
300	8.375%—05/01/2016	318
	Ferrellgas Partners LP
200	8.750%—06/15/2012	209
	Inergy LP
150	6.875%—12/15/2014	149
	Suburban Propane Partners LP
150	6.875%—12/15/2013	150

		928

HEALTH CARE EQUIPMENT & SUPPLIES—1.3%
	Accellent Inc.
200	10.500%—12/01/2013	207
	Advanced Medical Optics Inc.
150	3.250%—08/01/2026[3]	147
150	7.500%—05/01/2017[1]	155

		302

	CDRV Investors Inc.
100	9.625%—01/01/2015[4]	88

		597

HEALTH CARE PROVIDERS & SERVICES—4.8%
	HCA Inc.
200	6.500%—02/15/2016	175
250	9.250%—11/15/2016[1]	273
250	9.625%—11/15/2016[1]	274

		722

	IASIS Healthcare LLC
150	8.750%—06/15/2014	156
	Omnicare Inc.
150	3.250%—12/15/2035[3]	125
	Psychiatric Solutions Inc.
150	7.750%—07/15/2015	154
	Res-Care Inc.
125	7.750%—10/15/2013	129
	Triad Hospitals Inc.
100	7.000%—11/15/2013	105
	United Surgical Partners International Inc.
100	8.875%—05/01/2017[1]	104
	Vanguard Health Holding Co. II LLC
200	9.000%—10/01/2014	208

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—Continued
	Yankee Acquisition Corp.
$200	8.500%—02/15/2015[1]	$206
250	9.750%—02/15/2017[1]	259

		465

		2,168

HOTELS, RESTAURANTS & LEISURE—8.4%
	American Casino & Entertainment Properties LLC
200	7.850%—02/01/2012	210
	Chukchansi Economic Development Authority
100	8.877%—11/15/2012[1,2]	103
	Felcor Lodging LP
200	8.500%—06/01/2011	215
	Gaylord Entertainment Co.
175	8.000%—11/15/2013	183
	Global Cash Access LLC
162	8.750%—03/15/2012	171
	Herbst Gaming Inc.
200	8.125%—06/01/2012	203
	Isle of Capri Casinos Inc.
150	7.000%—03/01/2014	148
150	9.000%—03/15/2012	157

		305

	MGM Mirage
250	7.625%—01/15/2017	256
	Motor City Casino (CCM Merger)
400	8.000%—08/01/2013[1]	407
	MTR Gaming Group Inc. Series B
150	9.750%—04/01/2010	158
	OSI Restaurant Partners Inc.
200	9.625%—05/15/2015[1]	207
	Penn National Gaming Inc.
100	6.750%—03/01/2015	100
	Pinnacle Entertainment Inc.
100	8.250%—03/15/2012	103
	Seminole Hard Rock Entertainment Inc.
100	7.848%—03/15/2014[1,2]	103
	Shuffle Master Inc.
250	1.250%—04/15/2024[3]	239
	Station Casinos Inc.
400	6.625%—03/15/2018	368
100	6.875%—03/01/2016	95
150	7.750%—08/15/2016	157

		620

	Wimar Opco LLC (Tropicana Entertainment)
250	9.625%—12/15/2014[1]	255

		3,838

HOUSEHOLD DURABLES—1.4%
	American Achievement Corp.
150	8.250%—04/01/2012	153
	Jarden Corp.
250	7.500%—05/01/2017	257
	Simmons Bedding Co.
200	7.875%—01/15/2014	207

		617

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOUSEHOLD PRODUCTS—1.7%
	Central Garden & Pet Co.
$250	9.125%—02/01/2013	$262
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	158
	Jostens (Visant)
150	7.625%—10/01/2012	154
200	8.750%—12/01/2013	212

		366

		786

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.8%
	NRG Energy Inc.
350	7.375%—01/15/2017	364

IT SERVICES—1.4%
	Sabre Holdings Corp.
250	6.350%—03/15/2016	238
	Sungard Data Systems Inc.
200	9.125%—08/15/2013	216
175	10.250%—08/15/2015	193

		409

		647

LEISURE EQUIPMENT & PRODUCTS—0.4%
	Leslie’s Poolmart
200	7.750%—02/01/2013	203

MACHINERY—1.3%
	Rexnord Corp. (RBS Global Inc.)
250	9.500%—08/01/2014	269
	Trimas Corp.
300	9.875%—06/15/2012	312

		581

MEDIA—7.6%
	Advanstar Communications Inc.
100	10.750%—08/15/2010	109
	Advanstar Communications Inc. Series B
250	12.000%—02/15/2011	262
	Cablevision Systems Corp. Series B
200	8.000%—04/15/2012	206
250	9.820%—04/01/2009[2]	266

		472

	Cadmus Communications Corp.
150	8.375%—06/15/2014	153
	CBD Media Holdings LLC
125	9.250%—07/15/2012	132
	Echostar DBS Corp.
150	6.625%—10/01/2014	153
	Idearc Inc.
350	8.000%—11/15/2016[1]	367
	Kabel Deutschland GmbH
175	10.625%—07/01/2014	196
	Lamar Media Corp.
150	6.625%—08/15/2015	150
	LBI Media Inc.
200	10.125%—07/15/2012	211
	LIN Television Corp.
250	2.500%—05/15/2033[3]	241

13

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	LIN Television Corp. Series B
$100	6.500%—05/15/2013	$99
	Mediacom Broadband LLC
100	8.500%—10/15/2015	105
	Mediacom LLC
300	9.500%—01/15/2013	310
	Quebecor Media Inc.
200	7.750%—03/15/2016	211
	R.H. Donnelley Corp. Series A3
100	8.875%—01/15/2016	109
	Valassis Communications Inc.
200	8.250%—03/01/2015[1]	197

		3,477

METALS & MINING—1.6%
	Aleris International Inc.
250	10.000%—12/15/2016[1]	262
	Arch Western Finance LLC
150	6.750%—07/01/2013	150
	Freeport-McMoRan Copper & Gold Inc.
300	8.375%—04/01/2017	329

		741

OIL, GAS & CONSUMABLE FUELS—7.6%
	Alpha Natural Resources LLC
300	10.000%—06/01/2012	325
	Berry Petroleum Co.
150	8.250%—11/01/2016	151
	Chesapeake Energy Corp.
125	6.500%—08/15/2017	125
	Compton Petroleum Finance Corp.
200	7.625%—12/01/2013	200
	Encore Acquisition Co.
250	6.000%—07/15/2015	230
	Energy Partners Ltd.
150	9.750%—04/15/2014[1]	153
	Exco Resources Inc.
200	7.250%—01/15/2011	202
	Foundation PA Coal Co.
150	7.250%—08/01/2014	152
	Harvest Operations Corp.
100	7.875%—10/15/2011	98
	Holly Energy Partners LP
75	6.250%—03/01/2015	72
	Mariner Energy Inc.
250	8.000%—05/15/2017	253
	Peabody Energy Corp.
150	4.750%—12/15/2066[3]	164
	PetroHawk Energy Corp.
250	9.125%—07/15/2013	269
	Petroplus Finance Ltd.
250	6.750%—05/01/2014[1]	253
250	7.000%—05/01/2017[1]	253

		506

	Stone Energy Corp.
250	8.250%—12/15/2011	250

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Whiting Petroleum Corp.
$125	7.000%—02/01/2014	$122
	Williams Cos. Inc.
150	7.625%—07/15/2019	164

		3,436

PAPER & FOREST PRODUCTS—3.1%
	Abitibi-Consolidated Co. of Canada
250	8.375%—04/01/2015	235
250	8.855%—06/15/2011[2]	246

		481

	Boise Cascade LLC
100	7.125%—10/15/2014	100
125	8.231%—10/15/2012[2]	126

		226

	Cascades Inc.
150	7.250%—02/15/2013	153
	Catalyst Paper Corp. Series D
100	8.625%—06/15/2011	102
	MDP Acquisitions plc (Jeff Smurfit)
12	9.625%—10/01/2012	13
	NewPage Corp.
150	10.000%—05/01/2012	166
	Verso Paper Holdings LLC
150	9.106%—08/01/2014[1,2]	155
100	11.375%—08/01/2016[1]	108

		263

		1,404

PERSONAL PRODUCTS—0.3%
	NBTY Inc.
150	7.125%—10/01/2015	153

PHARMACEUTICALS—0.7%
	Teva Pharmaceutical Industries Ltd. Series D
150	1.750%—02/01/2026[3]	147
	Warner Chilcott Corp.
150	8.750%—02/01/2015	160

		307

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
	Freescale Semiconductor Inc.
250	8.875%—12/15/2014[1]	252
100	10.125%—12/15/2016[1]	101

		353

SPECIALTY RETAIL—4.3%
	AutoNation Inc.
200	7.356%—04/15/2013[2]	203
	Blockbuster Inc.
300	9.000%—09/01/2012	307
	Buhrmann US Inc.
125	8.250%—07/01/2014	127
	Burlington Coat Factory Warehouse Corp.
150	11.125%—04/15/2014	160
	Pantry Inc.
125	7.750%—02/15/2014	127
	Petro Stopping Centers LP
175	9.000%—02/15/2012	183

14

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

SPECIALTY RETAIL—Continued
	Sally Holdings LLC
$250	9.250%—11/15/2014[1]	$261
250	10.500%—11/15/2016[1]	261

		522

	Susser Holdings LLC
142	10.625%—12/15/2013	157
	United Auto Group Inc.
150	7.750%—12/15/2016[1]	153

		1,939

TEXTILES, APPAREL & LUXURY GOODS—0.6%
	Oxford Industries Inc.
150	8.875%—06/01/2011	156
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	133

		289

WIRELESS TELECOMMUNICATION SERVICES—3.5%
	Centennial Communications Corp.
150	8.125%—02/01/2014	156
250	11.099%—01/01/2013[2]	264

		420

	Hughes Network Systems LLC
250	9.500%—04/15/2014	264

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—Continued
	Intelsat Bermuda Ltd.
$100	7.625%—04/15/2012	$94
150	8.872%—01/15/2015[2]	154
100	9.250%—06/15/2016	111
250	11.250%—06/15/2016	287

		646

	Rural Cellular Corp.
250	8.250%—03/15/2012	265

		1,595

TOTAL CORPORATE BONDS & NOTES (Cost $40,151)		41,422

SHORT-TERM INVESTMENTS—8.3%
(Cost $3,800)
REPURCHASE AGREEMENTS
$3,800	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.550% collateralized by a Federal Home Loan Bank Note (market value $3,877)	3,800

TOTAL INVESTMENTS—99.8% (Cost $44,211)		45,476

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		80

TOTAL NET ASSETS—100.0%		$45,556

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) or using valuation procedures approved by the Board of Trustees. At April 30, 2007, these securities were valued at $11,653 or 25.58% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2007.

3	Convertible bond.

4	Step coupon security.

(CAN)	Canada.

The accompanying notes are an integral part of the financial statements.

15

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

William Gross

Portfolio Manager (since 1987)

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association TBA (6.000% - 05/14/2037)	7.4%
Federal National Mortgage Association (5.500% - 02/01/2035)	6.3
Federal National Mortgage Association (5.000% - 03/01/2036)	5.1
Federal National Mortgage Association (5.500% - 05/01/2034)	2.8
Federal National Mortgage Association TBA (5.000% - 05/14/2037)	2.1
Federal National Mortgage Association TBA (5.500% - 05/14/2037)	1.6
Federal National Mortgage Association (5.000% - 08/01/2035)	1.0
Federal National Mortgage Association (5.500% - 04/01/2034)	0.9
Societe Gernerale New York (5.269% - 06/30/2008)	0.8
Siemens Finance NV (5.500% - 02/16/2012)	0.7

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

During the first part of the fiscal half year, interest rates trended upwards in response to signs of strength in retail sales, lower gasoline prices, and higher-than-expected housing starts. In the latter part of the six months ended April 30, 2007, interest rates fell due to heightened anxiety from a sell-off in Chinese equity markets and a surge of delinquencies in the subprime mortgage sector in the U.S. Worries grew that these adverse developments could usher in a growing aversion to risk in financial and asset markets, with contagion effects on consumer confidence and spending. The Federal Reserve stayed on hold despite the soft housing market, as low unemployment and inflation above the Fed’s target range precluded the easing of short-term interest rates, thereby leaving the federal funds rate at 5.25%.

Performance

The Harbor Bond Fund posted returns of 2.04% (Institutional Class) and 1.92% (Retirement Class) for the first half of the 2007 fiscal year. By comparison, the Lehman Brothers Aggregate Index returned 2.64% for the index. From a longer-term perspective, the Fund outperformed the index for the five-year, and ten-year periods ended April 30, 2007.

The Harbor Bond Fund’s investment process is based on a long-term approach, combining top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process. This total return approach relies on multiple sources of value-added investments in a diversified portfolio. By combining perspectives from both the portfolio level and the individual securities level, we seek to add value consistently over time while incurring acceptable levels of portfolio risk.

During the fiscal half year, we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at AAA. The Fund’s above-benchmark duration was neutral for performance, as interest rate moves were mixed during the period. Our exposure to the short-to-intermediate sector of the yield curve was a positive, as the yield curve steepened. The Fund benefited from an overweight in mortgage-backed securities, which offset the negative impact of an underweight in corporate bonds through most of the six months. Exposure to emerging markets was positive for returns, while tactical interest rate exposure in developed non-U.S. markets was negative.

16

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

We believe that the most likely outcome for the global economy in 2007 is a soft landing with modest inflation. This forecast implies continued slow growth in the U.S. with only mild contagion effects on Europe, Asia, and emerging markets. Risks to this forecast remain tilted toward the downside, given the possibility that weakness in the U.S. housing sector could have a more drastic impact on consumption than currently anticipated.

Tighter lending standards for the least creditworthy borrowers in a weakening property market have the potential to heighten risk aversion throughout the economy at a time when investors in riskier asset classes are already uneasy. Besides prompting a widening of risk premiums in financial markets, such anxiety could hurt consumer confidence and job creation. In our view, the Federal Reserve is likely to hold back on easing until unemployment moves higher and until its preferred inflation indicator, the core Personal Consumption Expenditures (PCE) deflator, approaches the top end of the Fed’s desired 1%-2% range. We believe that over the next several months consumers should begin to feel the pinch of weakness in the housing market, which would provide the Fed with justification for beginning an easing cycle in the second half of 2007. If the Fed starts easing, that would make it more difficult for the European Central Bank and the Bank of Japan to raise rates.

Robust corporate sectors should help offset tepid consumer demand in Europe and Japan. The latest five-year plan for China’s economy calls for a more balanced mix between consumption and investment and likely will be achieved with a mix of restrictive administrative tools. While the picture in emerging economies is not uniformly positive, in general their improved fundamentals should cushion any adverse impact from a weaker U.S. These include: stronger financial institutions, more flexible exchange rates, and abundant currency reserves.

In an environment where risk is masked by low volatility and risk premiums are near historical lows, we plan to focus on strategies that offer the highest potential reward relative to possible risks. We plan to maintain duration above the benchmark as we expect interest rates, especially on the shorter end of the yield curve, to fall in the face of relatively weak economic growth. Our curve position will continue to emphasize shorter maturities that should gain as the market begins to anticipate sustained Fed easing. We will look to diversify this position with exposure to the U.K., Europe, and Japan, where we believe yields on short maturities are not likely to rise as much as markets seem to expect.

While mortgages will remain an important source of high quality yield in the portfolio, we plan to target more neutral allocations versus the index, relying on tactical positioning and security selection in an effort to add value. We expect to retain our underweight in corporate securities in light of the potential for price pressures on these assets as corporate profit growth cools and investor demand softens. We plan to hold only modest levels of high quality emerging market bonds as valuations in this asset class overall are now at historically tight levels. We believe that exposures to the yen and select emerging market currencies remain effective vehicles for adding value in light of anticipated downward pressure on the U.S. dollar. Fed easing should reduce the short-term interest rate differential that now favors the dollar against currencies in many developed countries.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

17

Harbor Bond Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 014

Cusip: 411511108

Ticker: HABDX

Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 214

Cusip: 411511686

Ticker: HRBDX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	842	8,800
Total Net Assets (000s)	$2,526,887	N/A
Average Market Coupon	5.3%	5.4%
Yield to Maturity	5.4%	5.3%
Weighted Average Maturity	6.8 years	6.9 years
Weighted Average Duration	6.0 years	4.5 years
Weighted Average Credit Quality	AAA	AA1/AA2
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	96%	N/A

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Bond Fund
	Institutional Class	2.04%	6.12%	5.27%	6.74%	$19,190
	Retirement Class	1.92	5.78	5.01	6.47	18,725
	Comparative Index
	LB AGG	2.64%	7.36%	5.06%	6.35%	$18,516
As stated in the Fund’s current prospectus, the expense ratios were 0.58% (Institutional Class) and 0.83% (Retirement Class).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

18

Harbor Bond Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.58%

Total Net Assets (000s):

    $2,483,013

RETIREMENT CLASS

Expense Ratio: 0.83%

Total Net Assets (000s):

    $43,874

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,020.39	$2.88
Hypothetical (5% return)	1,000.00	1,021.87	2.88
Retirement Class
Actual	$1,000.00	$1,019.18	$4.14
Hypothetical (5% return)	1,000.00	1,020.60	4.14
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

19

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 21.1%)

ASSET-BACKED SECURITIES—5.4%
Principal Amount (000s)		Value (000s)

	ACE Securities Corp.
	Series 2006-ASP5 Cl. A2A
$3,408	5.400%—10/25/2036[1,2]	$3,410
	Argent Securities Inc.
	Pass Through Certificates
	Series 2006-M2 Cl. A2A
2,025	5.370%—09/25/2036[1,2]	2,026
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
3,996	5.380%—01/25/2037[1,2]	3,998
	Countrywide Asset-Backed Certificates
	Series 2006-16 Cl. 2A1
2,134	5.370%—12/25/2046[1,2]	2,135
	Series 2006-19 Cl. 2A1
5,861	5.380%—03/25/2039[1,2]	5,866
	Series 2001-BC3 Cl. A
529	5.800%—12/25/2031[1,2]	529

		8,530

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
4,199	5.380%—11/25/2036[1,2]	4,201
	Daimler Chrysler Auto Trust
	Series 2006-C Cl. A2
6,100	5.250%—05/08/2009[2]	6,103
	Series 2006 Cl. A1
971	5.329%—12/08/2007[2,3]	972

		7,075

	First Franklin Mortgage Loan Asset Backed Certificates
	Series 2006-FF9 Cl. 2A1
17,509	5.380%—06/25/2036[1,2]	17,521
	GSAMP Trust
	Series 2006-FM2 Cl. A2A
4,086	5.390%—09/25/2036[1,2]	4,089
	Series 2007-FM1 Cl. 2A2
1,401	5.390%—12/25/2036[1,2]	1,402

		5,491

	HSI Asset Securitization Corp. Trust
	Pass Through Certificates
	Series 2006-HE2 Cl. 2A1
2,740	5.370%—12/25/2036[1,2]	2,742
	Indymac Residential Asset Backed Trust
	Series 2006-E Cl. 2A1
3,332	5.380%—04/25/2037[1,2]	3,333

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	JP Morgan Mortgage Acquisition Corp.
	Pass Through Certifcates
	Series 2006-WMC3 Cl. A2
$2,092	5.370%—08/25/2036[1,2]	$2,094
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
639	5.600%—10/25/2034[1,2]	640
	MBNA Credit Card Master Note Trust
	Series 2002-A9 Cl. A9
3,000	5.446%—12/15/2009[1,2]	3,002
	Nelnet Student Loan Trust
	Series 2006 3 Cl. A1
3,870	5.146%—09/25/2012[1,2]	3,873
	Newcastle Mortgage Securities Trust
	Series 2006-1 Cl. A1
4,122	5.390%—03/25/2036[1,2]	4,123
	Option One Mortgage Loan Trust
	Series 2007-1 Cl. 2A1
5,231	5.370%—01/25/2037[1,2]	5,233
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
9,432	5.632%—10/25/2034[1,2]	9,444
	Residential Asset Mortgage Products Inc.
	Pass Through Certificates
	Series 2006-RZ4 Cl. A1A
5,699	5.400%—10/25/2036[1,2]	5,702
	Residential Asset Securities Corp.
	Pass Through Certificates
	Series 2006-KS8 Cl. A1
11,720	5.380%—10/25/2036[1,2]	11,727
	Series 2006-KS9 Cl. AI1
5,388	5.390%—11/25/2036[1,2]	5,392

		17,119

	Saxon Asset Securities Trust
	Series 2006-3 Cl. A1
2,657	5.380%—11/25/2036[1,2]	2,657
	SBI Home Equity Loan Trust
	Pass Through Certificates
	Series 2006-1A Cl. 1A2A
3,174	5.490%—08/25/2036[1,2,3]	3,174
	Securitized Asset Backed Receivables LLC
	Pass Through Certificates
	Series 2007-HE1 Cl. 2A2
6,946	5.380%—12/25/2036[1,2]	6,949
	SLM Student Loan Trust
	Series 2006-3 Cl. A2
3,004	5.355%—01/25/2016[1,2]	3,007
	Soundview Home Equity Loan Trust
	Series 2006-EQ1 Cl. A1
3,901	5.370%—10/25/2036[1,2]	3,904
	Wells Fargo Home Equity Trust
3,588	5.370%—01/25/2037[1,2]	3,590
4,981	5.440%—12/25/2035[1,2,3]	4,983

		8,573

TOTAL ASSET-BACKED SECURITIES (Cost $137,752)		137,821

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—0.1%
Principal Amount (000s)		Value (000s)

	CSC Holdings Inc. (Cablevision Term B)
$1,267	7.070%—02/24/2013-03/29/2013[1,2]	$1,273
514	7.110%—03/29/2013[1,2]	517

		1,790

	Freeport-McMoRan Term B
518	7.070%—03/19/2014[1]	520

TOTAL BANK LOAN OBLIGATIONS (Cost $2,300)		2,310

COLLATERALIZED MORTGAGE OBLIGATIONS—4.7%
	American Home Mortgage Investment Trust REMIC[4]
	Series 2004-4 Cl. 4A
2,637	4.390%—02/25/2045[1,2]	2,606
	Banc of America Funding Corp. REMIC[4]
	Series 2005-D Cl. A1
3,411	4.113%—05/25/2035[1,2]	3,359
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Series 2005-10 Cl. A1
13,705	4.750%—10/25/2035[1,2]	13,574
	Series 2003-1 Cl. 6A1
1,604	5.053%—04/25/2033[2,5]	1,616
	Series 2000-2 Cl. A1
271	6.318%—11/25/2030[1,2]	270

		15,460

	Bear Stearns Alt-A Trust REMIC[4]
	Series 2005-4 Cl. 3A1
4,831	5.383%—05/25/2035[2,5]	4,837
	Series 2006-8 Cl. 3A1
4,926	5.480%—02/25/2034[1,2]	4,930

		9,767

	Bear Stearns Mortgage Funding Trust REMIC[4]
	Series 2007-AR1 Cl. 2A1
8,579	5.390%—02/25/2037[1,2]	8,579
	Countrywide Home Loan Mortgage Pass Through Trust REMIC[4]
	Series 2005-HYB9 Cl. 3A2A
1,542	5.250%—02/20/2036[1,2]	1,534
	Federal Home Loan Mortgage Corp. REMIC[4]
9,331	5.000%—12/15/2020-04/25/2033[2]	9,196
3,600	5.620%—05/15/2036[1,2]	3,620
287	5.770%—11/15/2030[1,2]	288
584	8.000%—08/15/2022[2]	583
86	9.000%—12/15/2020[2]	90

		13,777

	Federal National Mortgage Association
738	6.500%—12/25/2042[2]	753
	Federal National Mortgage Association REMIC[4]
	Series 2006-5 Cl. 3A2
900	4.674%—05/25/2035[1,2]	895
	FHLMC Structured Pass Through Securities
1,983	5.778%—08/15/2032[2,5]	1,988
	FHLMC Structured Pass Through Securities REMIC[4]
	Series T-63 Cl. 1A1
673	6.183%—02/25/2045[1,2]	675
	First Nationwide Trust REMIC[4]
	Series 2001-3 Cl. 1A1
40	6.750%—08/21/2031[2]	40

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	GSR Mortgage Loan Trust REMIC[4]
	Pass Through Certificates
	Series 2005-AR6 Cl. 2A1
$15,567	4.539%—09/25/2035[1,2]	$15,409
	Harborview Mortgage Loan Trust REMIC[4]
	Pass Through Certificates
	Series 2005-2 Cl. 2A1A
1,188	5.540%—05/19/2035[1,2]	1,190
	IndyMac ARM Trust REMIC[4]
	Series 2001-H2 Cl. A2
33	6.768%—01/25/2032[1,2]	33
	IndyMac Index Mortgage Loan Trust REMIC[4]
	Pass Through Certificates
	Series 2005-AR31 Cl. 1A1
7,123	5.170%—01/25/2036[2,5]	7,227
	Lehman Brothers Floating Rate Commercial Mortgage Trust
	Pass Through Certificates
	Series 2006-LLFA Cl. A1
1,948	5.400%—09/15/2021[1,2,3]	1,949
	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
3,129	5.380%—10/15/2020[1,2,3]	3,129
	Small Business Administration
	Pass Through Certificates
	Series 2003-20I Cl. 1
770	5.130%—09/01/2023[2]	774
	Series 2001-20A Cl. 1
2,193	6.290%—01/01/2021[2]	2,266
	Series 2000-P10 Cl. 1
191	7.449%—08/01/2010[2]	195

		3,235

	Structured Asset Securities Corp. REMIC[4]
	Series 2002-1A Cl. 4A
65	6.037%—02/25/2032[1,2]	65
	Series 2001-21A Cl. 1A1
86	7.196%—01/25/2032[1,2]	86

		151

	Thornburg Mortgage Securities Trust REMIC[4]
	Pass Through Certificates
	Series 2006-6 Cl. A1
4,578	5.430%—12/25/2036[1,2]	4,578
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-WHL7 Cl. A1
14,520	5.410%—09/15/2021[1,2,3]	14,529
	Washington Mutual REMIC[4]
	Pass Through Certificates
	Series 2002-AR11 Cl. A1
489	5.106%—10/25/2032[1,2]	487
	Series 2005-AR13 Cl. A1
1,310	5.610%—10/25/2045[1,2]	1,312

		1,799

	Wells Fargo Mortgage Backed Securities REMIC[4]
	Series 2006-AR2 Cl. A1
5,837	4.950%—03/25/2036[2,5]	5,796

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $118,872)		118,458

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—22.1%
Principal Amount (000s)		Value (000s)

	American Airlines Inc.
	Series 2001-2 Cl. A1
$240	6.978%—04/01/2011[2]	$244
	American Honda Finance Corp. MTN[6]
5,700	5.407%—02/09/2010[1,2,3]	5,699
	American International Group Inc.
900	5.050%—10/01/2015[2]	886
	Anadarko Petroleum Corp.
15,200	5.755%—09/15/2009[1,2]	15,243
	ANZ National International Ltd.
5,000	5.400%—08/07/2009[1,2,3]	5,000
	AT&T Inc.
6,100	4.214%—06/05/2021[2,3]	6,109
14,200	5.450%—05/15/2008[1,2]	14,214

		20,323

	Bear Stearns Cos. Inc. MTN[6]
4,800	5.440%—03/30/2009[1,2]	4,806
6,500	5.450%—08/21/2009[1,2]	6,507

		11,313

	BellSouth Corp.
11,200	5.460%—08/15/2008[1,2]	11,210
	BNP Paribas
9,600	5.186%—06/29/2049[2,3,5]	9,266
	Calabash Re Ltd.
	Series 2006-I Cl. A1
1,500	13.755%—01/08/2010[1,3]	1,530
	Canadian Natural Resources Ltd.
800	5.700%—05/15/2017[2]	804
	CEMEX (C10 Capital Ltd.)
3,100	6.722%—12/31/2049[2,3,5]	3,107
	China Development Bank
600	5.000%—10/15/2015[2]	592
	CIT Group Holdings Inc.
4,600	5.510%—01/30/2009[1,2]	4,597
	CIT Group Inc.
1,700	5.500%—12/19/2008[1,2]	1,701
	CIT Group Inc. MTN[6]
8,700	5.480%—08/17/2009[1,2]	8,679
2,900	5.510%—08/15/2008[1,2]	2,902

		11,581

	Citigroup
5,400	5.125%—02/14/2011[2]	5,414
9,000	5.380%—12/28/2009[1,2]	9,001
5,800	5.388%—12/26/2008[1,2]	5,804

		20,219

	Citigroup Funding Inc. MTN[6]
1,200	5.320%—04/23/2009[1,2]	1,200
10,300	5.330%—12/08/2008[1,2]	10,305

		11,505

	Citigroup Inc.
5,600	6.125%—08/25/2036[2]	5,794
	Comcast Corp.
5,500	5.656%—07/14/2009[1,2]	5,511
1,200	5.875%—02/15/2018[2]	1,213
1,200	6.450%—03/15/2037[2]	1,218

		7,942

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Corp Nacional del Cobre de Chile—CODELCO
$500	6.150%—10/24/2036[2,3]	$520
	Cox Communications Inc.
800	5.875%—12/01/2016[2,3]	808
	DaimlerChrysler North America Holding Corp.
9,960	5.820%—09/10/2007[1,2]	9,974
	DaimlerChrysler North America Holding Corp. MTN[6]
6,300	5.690%—03/13/2009[1,2]	6,315
4,400	5.810%—08/03/2009[1,2]	4,424

		10,739

	El Paso Corp.
3,500	7.420%—02/15/2037[2]	3,754
	El Paso Corp. MTN[6]
300	8.050%—10/15/2030[2]	345
	Export-Import Bank of China
600	4.875%—07/21/2015[2,3]	587
	FedEx Corp.
4,500	5.440%—08/08/2007[1,2]	4,503
	Ford Motor Credit Co.
4,830	7.250%—10/25/2011[2]	4,735
	Gaz Capital SA
900	6.212%—11/22/2016[2,3]	914
	Gazprom
4,400	10.500%—10/21/2009[2]	4,929
	General Electric Capital Corp. MTN[6]
14,300	5.390%—01/05/2009-10/26/2009[1,2]	14,310
2,800	5.428%—01/20/2010[1,2]	2,806
10,100	5.430%—08/15/2011[1,2]	10,096
10,100	5.455%—10/21/2010[1,2]	10,122
2,000	5.550%—01/08/2016[1,2]	2,005

		39,339

	General Electric Capital Corp. Series A
6,300	5.410%—10/06/2010[1,2]	6,306
	GMAC LLC
800	6.000%—12/15/2011[2]	780
	Goldman Sachs Group Inc.
1,900	5.390%—12/23/2008[1,2]	1,900
7,700	5.440%—06/23/2009[1,2]	7,710

		9,610

	Goldman Sachs Group Inc. MTN[6]
6,500	5.400%—03/30/2009[1,2]	6,503
5,000	5.446%—11/10/2008[1,2]	5,007
8,780	5.685%—07/23/2009[1,2]	8,829

		20,339

	H.J. Heinz Co.
800	6.428%—12/01/2020[2,3]	813
	HBOS plc MTN[6]
800	5.920%—09/29/2049[2,3,5]	789
	HBOS Treasury Services plc MTN[6]
7,300	5.397%—07/17/2009[1,2,3]	7,312
	HSBC Bank USA
10,200	5.420%—09/21/2007[1,2]	10,205
5,400	5.480%—06/10/2009[1,2]	5,417

		15,622

	HSBC Finance Corp.
3,300	5.415%—10/21/2009[1,2]	3,301
2,900	5.485%—09/15/2008[1,2]	2,906

		6,207

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	HSBC Finance Corp. MTN[6]
$4,200	5.488%—12/05/2008[1,2]	$4,211
	HSBC Holdings plc
1,700	6.500%—05/02/2036[2]	1,827
	ICICI Bank Ltd.
7,100	5.895%—01/12/2010[1,2,3]	7,133
	John Deere Capital Corp. MTN[6]
8,500	5.406%—04/15/2008-07/15/2008[1,2]	8,507
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	820
	Korea Development Bank
15,000	5.490%—04/03/2010[1,2]	15,008
	Lehman Brothers Holdings Inc.
13,400	5.460%—08/21/2009[1,2]	13,407
	Lehman Brothers Holdings Inc. MTN[6]
200	5.400%—12/23/2008[1,2]	200
7,500	5.440%—04/03/2009[1,2]	7,506
3,400	5.579%—07/18/2011[1,2]	3,407
3,000	5.610%—11/10/2009[1,2]	3,013

		14,126

	Merrill Lynch & Co. Inc. MTN[6]
5,400	5.428%—12/04/2009[1,2]	5,402
4,400	5.448%—08/14/2009[1,2]	4,404

		9,806

	MetLife Inc.
1,600	6.400%—12/15/2036[2]	1,602
	Morgan Stanley Group Inc. MTN[6]
14,400	5.446%—01/15/2010[1,2]	14,405
	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[2,5]	716
	National Australia Bank Ltd.
4,700	5.380%—09/11/2009[1,2,3]	4,706
	Peabody Energy Corp.
2,000	7.875%—11/01/2026[2]	2,152
	PEMEX Project Funding Master Trust
1,600	5.750%—12/15/2015[2]	1,627
1,000	8.625%—02/01/2022[2,7]	1,264

		2,891

	Petroleum Export Ltd.
602	5.265%—06/15/2011[2,3]	589
	Pricoa Global Funding I
8,000	5.435%—01/25/2008[1,2,3]	8,008
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	44
	Qwest Corp.
300	7.500%—06/15/2023[2]	308
2,700	7.625%—06/15/2015[2]	2,899

		3,207

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,3]	1,731
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,3,5]	798
	Royal Bank of Scotland plc
9,200	5.265%—03/26/2008[1,2]	9,199
4,500	5.405%—07/21/2008[1,2,3]	4,504

		13,703

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Santander US Debt SA Unipersonal
$9,800	5.360%—09/21/2007[1,2,3]	$9,808
5,000	5.408%—11/20/2009[1,2,3]	5,017

		14,825

	Siemens Finance NV
6,100	5.410%—08/14/2009[1,2,3]	6,105
18,000	5.500%—02/16/2012[2,3]	18,231

		24,336

	SMFG Preferred Capital USD 1 Ltd.
2,300	6.078%—01/29/2049[2,3,5]	2,318
	Societe Gernerale New York
20,400	5.269%—06/30/2008[1,2]	20,406
	Sprint Capital Corp.
1,100	6.125%—11/15/2008[2]	1,112
	State Street Capital Trust IV
700	6.355%—06/15/2037[1,2]	704
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,3,5]	5,830
	Time Warner Cable Inc.
1,900	5.400%—07/02/2012[2,3]	1,907
	TNK-BP Finance SA
900	6.125%—03/20/2012[2,3]	900
	Transocean Inc.
4,400	5.548%—09/05/2008[1,2]	4,403
	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	216
	United Airlines Inc.
	Pass Through Certificates
1,802	8.310%—06/17/2015	169
	USB Capital IX
700	6.189%—04/15/2049[2,5]	719
	Vale Overseas Ltd.
900	6.250%—01/23/2017[2]	925
900	6.875%—11/21/2036[2]	959

		1,884

	Verizon Communications Inc.
14,700	5.400%—04/03/2009[1,2]	14,706
	Wachovia Bank NA
6,900	5.320%—10/03/2008[1,2]	6,901
4,500	5.338%—06/27/2008[1,2]	4,503
8,100	5.390%—03/23/2009[1,2]	8,103

		19,507

	Wachovia Corp.
1,600	5.625%—10/15/2016[2]	1,616
	Wachovia Corp. MTN[6]
3,800	5.410%—12/01/2009[1,2]	3,805
	Wal-Mart Stores Inc.
10,400	5.250%—06/16/2008[1,2]	10,397
	Westpac Banking Corp.
3,000	5.280%—06/06/2008[1,2]	3,000

TOTAL CORPORATE BONDS & NOTES (Cost $558,650)		559,638

FOREIGN GOVERNMENT OBLIGATIONS—0.1%
(Cost $1,516)
	Republic of Peru
1,500	9.125%—01/15/2008[2]	1,541

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGHS—45.1%
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp.
$3,872	5.000%—10/01/2018[2]	$3,829
8,729	6.000%—07/01/2016-12/01/2036[2]	8,845
84	7.182%—06/01/2024[1,2]	86

		12,760

	Federal Home Loan Mortgage Corp. TBA[8] May Delivery
8,000	6.000%—05/14/2037	8,067
	Federal Housing Authority Project 221D4 Banco-5
142	7.400%—02/01/2021[2]	144
	221D4 Greystone 98-4
2,906	7.450%—05/01/2021[2]	2,934

		3,078

	Federal National Mortgage Association
9,836	4.689%—08/01/2035[1,2]	9,828
15,235	4.836%—06/01/2035[1,2]	15,244
260,461	5.000%—12/01/2016-03/01/2036[2]	253,275
532,738	5.500%—11/01/2016-05/01/2036[2]	528,078
6,778	6.000%—04/01/2016-05/01/2033[2]	6,893
2,388	6.414%—10/01/2040[1,2]	2,442
67	9.000%—11/01/2009[2]	68

		815,828

	Federal National Mortgage Association TBA[8]
	May Delivery
55,000	5.000%—05/14/2037	53,144
42,000	5.500%—05/14/2037	41,541
185,000	6.000%—05/14/2037	186,445
	June Delivery
10,000	5.500%—06/12/2037	9,891

		291,021

	Government National Mortgage Association I TBA[8]
	May Delivery
4,000	6.000%—05/21/2037	4,055
	Government National Mortgage Association II
4	4.750%—07/20/2024[1,2]	4
113	5.375%—05/20/2024[1,2]	114
3,210	5.750%—08/20/2022-02/20/2032[1,2]	3,237
634	6.125%—12/20/2024-11/20/2029[1,2]	640
407	6.375%—03/20/2017-02/20/2025[1,2]	412

		4,407

TOTAL MORTGAGE PASS-THROUGHS (Cost $1,147,310)		1,139,216

MUNICIPAL BONDS—0.5%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	4,679
	City of San Antonio TX
6,765	4.750%—05/15/2037[2]	6,905

TOTAL MUNICIPAL BONDS (Cost $10,522)		11,584

U.S. GOVERNMENT OBLIGATIONS—0.6%
	U.S. Treasury Bonds
7,483	2.000%—01/15/2026[2,9]	7,107
6,368	2.375%—01/15/2025[2,9]	6,404
755	3.625%—04/15/2028[2,9]	918

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $14,529)		14,429

PURCHASED OPTIONS—0.3%
No. of Contracts (000s)		Value (000s)

	Eurodollar Options
3	Expire 06/2007	$20
3	Expire 09/2007	17
2	Expire 12/2007	11
6	Expire 12/2008	40

		88

	Swap Options
127,100	Expire 06/2007	964
698,300	Expire 07/2007	2,395
368,000	Expire 08/2007	342
79,000	Expire 10/2007	321
231,000	Expire 02/2008	1,197
317,605	Expire 03/2008	2,152
18,900	Expire 09/2008	112
11,000	Expire 03/2010	510

		7,993

82	U.S. Treasury Notes Options Expire 05/2007	1

TOTAL PURCHASED OPTIONS (Cost $8,785)		8,082

SHORT-TERM INVESTMENTS—31.4%
Principal Amount (000s)
BANK OBLIGATIONS
	American Honda Finance Corp.
$4,200	1.000%—08/05/2008[2]	4,200
	Bank of Ireland
15,250	5.400%—01/15/2010[2]	15,246
	Barclays Bank plc
20,700	5.281%—03/17/2008[2]	20,696
	BNP Paribas
11,200	5.262%—07/03/2008[2]	11,193
3,800	5.263%—05/28/2008[2]	3,798

		14,991

	Calyon Bank
7,300	5.340%—01/16/2009[2]	7,297
	Dexia Credit Local SA
24,900	5.270%—09/29/2008[2]	24,885
	Fortis Bank
4,400	1.000%—06/30/2008[2]	4,398
9,200	5.265%—04/28/2008[2]	9,196
4,800	5.300%—09/30/2008[2]	4,797

		18,391

	Nordea Bank Finland plc
3,700	0.010%—05/20/2008[2]	3,699
10,000	5.308%—04/09/2009[2]	9,997

		13,696

	Royal Bank of Scotland plc
11,300	5.262%—07/03/2008[2]	11,293
	Skandinaviska Enskilda Banken
10,100	5.340%—08/21/2008[2]	10,098
	Societe Generale
100	1.000%—06/30/2008	100
3,000	5.271%—06/30/2008[2]	2,999

		3,099

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

BANK OBLIGATIONS—Continued
	Unicredito Italiano SpA
$23,500	1.000%—05/06/2008[2]	$23,493
5,400	5.370%—05/29/2008[2]	5,411

		28,904

TOTAL BANK OBLIGATIONS		172,796

COMMERCIAL PAPER
	BNP Paribas
24,700	5.222%—06/27/2007[2]	24,496
	Caisse Ntle des Caisses
60,000	5.220%—06/04/2007[2]	59,704
	Dexia Delaware LLC
3,500	5.210%—06/06/2007[2]	3,482
500	5.225%—05/02/2007[2]	500

		3,982

	General Electric Capital Corp.
38,100	5.220%—06/08/2007[2]	37,890
	HBOS Treasury Services plc
4,900	5.230%—08/02/2007	4,834
	ING U.S. Funding LLC
2,640	5.215%—06/06/2007[2]	2,626
	Nordea North America Inc.
30,000	5.210%—06/07/2007[2]	29,839
	Royal Bank of Canada
12,400	1.000%—06/30/2008[2]	12,395
	San Paolo IMI US Financial Co.
11,400	5.230%—08/02/2007	11,246
	Skandinaviska Enskilda Banken
13,500	5.235%—05/29/2007[2]	13,445
	Societe Generale North America
26,600	5.190%—08/22/2007[2]	26,167
1,100	5.200%—06/19/2007[2]	1,092

		27,259

	Svenska Handelsbanken Ab
9,200	5.230%—05/02/2007[2]	9,199
	UBS Finance Inc.
100,000	5.190%—07/11/2007[2]	98,976
3,500	5.210%—06/06/2007[2]	3,482
23,500	5.230%—05/15/2007-06/13/2007[2]	23,389

		125,847

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

COMMERCIAL PAPER—Continued
	Westpac Banking Corp.
$2,100	5.230%—08/01/2007	$2,072
	WestpacTrust Securities New Zealand Ltd.
40,000	5.215%—06/06/2007[2]	39,791

TOTAL COMMERCIAL PAPER		404,625

REPURCHASE AGREEMENTS
104,800	Repurchase Agreement with Credit Suisse First Boston dated April 30, 2007 due May 1, 2007 at 5.100% collateralized by a U.S. Treasury Note (market value $106,883)[2]	104,800
5,861	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.900% collateralized by a Federal National Mortgage Association Note (market value $5,983)	5,861

TOTAL REPURCHASE AGREEMENTS		110,661

U.S. GOVERNMENT AGENCIES
	Federal Home Loan Bank
89,000	5.060%—05/01/2007	89,000

U.S. TREASURY BILLS
50	4.763%—06/14/2007[2]	50
325	4.824%—06/14/2007[2]	323
300	4.835%—06/14/2007[2]	298
175	4.856%—06/14/2007[2]	174
140	4.870%—06/15/2007[2]	139
95	4.890%—06/14/2007[2]	94
50	4.895%—06/14/2007[2]	50
780	4.899%—06/14/2007[2]	775
200	4.900%—06/14/2007[2]	199
40	4.910%—06/14/2007[2]	40
250	4.935%—05/31/2007[2]	249
1,250	4.950%—06/14/2007[2]	1,243
12,650	4.955%—06/14/2007[2]	12,573
595	5.035%—05/31/2007[2]	593

TOTAL U.S. TREASURY BILLS		16,800

TOTAL SHORT-TERM INVESTMENTS (Cost $793,882)		793,882

TOTAL INVESTMENTS—110.3% (Cost $2,794,118)		2,786,961

CASH AND OTHER ASSETS, LESS LIABILITIES—(10.3)%		(260,074)

TOTAL NET ASSETS—100.0%		$2,526,887

TBA COMMITMENTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal National Mortgage Association (proceeds receivable $35,629)	$36,000	5.5%	May-07	$35,606
Federal National Mortgage Association (proceeds receivable $9,875)	10,000	5.5%	Jun-07	9,891

				$45,497

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$6,642	$6,661	May-07	$(19)
Brazilian Real (Buy)	30,412	29,217	May-07	1,195
Brazilian Real (Sell)	30,412	30,099	May-07	(313)

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	$8,991	$8,610	Jun-07	$381
Brazilian Real (Buy)	11,869	11,805	Oct-07	64
Brazilian Real (Buy)	15,987	15,684	Mar-08	303
British Pound (Sell)	13,743	13,615	May-07	(128)
Canadian Dollar (Buy)	635	609	May-07	26
Canadian Dollar (Sell)	95	93	May-07	(2)
Chilean Peso (Buy)	900	899	May-07	1
Chilean Peso (Sell)	900	897	May-07	(3)
Chilean Peso (Buy)	85	85	Jun-07	—
Chilean Peso (Buy)	901	898	Mar-08	3
Chinese Yuan (Buy)	356	350	Sep-07	6
Chinese Yuan (Buy)	4,845	4,815	Nov-07	30
Chinese Yuan (Sell)	738	743	Nov-07	5
Chinese Yuan (Buy)	2,236	2,248	Jan-08	(12)
Euro (Sell)	22,502	22,396	May-07	(106)
Indian Rupee (Buy)	2,254	2,214	Jun-07	40
Japanese Yen (Sell)	13,095	13,139	May-07	44
Mexican Peso (Buy)	3,145	3,124	Mar-08	21
New Zealand Dollar (Buy)	963	960	May-07	3
Polish Zloty (Buy)	1,100	1,053	Sep-07	47
Russian Ruble (New) (Buy)	108	106	Sep-07	2
Russian Ruble (New) (Buy)	2,595	2,530	Nov-07	65
Russian Ruble (New) (Buy)	4,089	4,000	Dec-07	89
Russian Ruble (New) (Buy)	1,373	1,367	Jan-08	6
Swedish Krona (Buy)	1,626	1,580	Jun-07	46
Singapore Dollar (Buy)	5,238	5,209	Jul-07	29
Singapore Dollar (Buy)	615	618	Aug-07	(3)
Singapore Dollar (Buy)	458	454	Sep-07	4
South African Rand (Buy)	10	9	May-07	1
South African Rand (Buy)	91	90	Jun-07	1
South Korean Won (Buy)	4,465	4,439	May-07	26
South Korean Won (Sell)	3,587	3,552	May-07	(35)
South Korean Won (Buy)	736	726	Jun-07	10
South Korean Won (Sell)	522	523	Jul-07	1
Taiwan Dollar (New) (Buy)	1,786	1,796	May-07	(10)
Taiwan Dollar (New) (Sell)	1,743	1,751	May-07	8

				$1,826

FUTURES CONTRACTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Futures (Buy)	761	$190,250	Dec-07	$(507)
Euribor Futures (Buy)	200	50,000	Mar-08	(170)
Euribor Futures (Buy)	1,317	329,250	Jun-08	(993)
Euribor Futures (Buy)	277	69,250	Sep-08	(178)
Euribor Futures (Buy)	278	69,500	Dec-08	(144)
Euro-Bobl Futures (Buy)	116	116	Jun-07	11
Euro-Bund Futures (Buy)	100	10,000	May-07	—
Euro-Bund Futures (Sell)	1,618	161,800	Jun-07	108
Euro-Bund Futures Notes 10 Yr. Futures (Buy)	190	19,000	Jun-07	(386)
Euro Yen Futures (Buy)	636	159,000	Dec-07	91
Eurodollar Futures (Buy)	4,068	1,017,000	Dec-07	(1,276)
Eurodollar Futures (Buy)	7,309	1,827,250	Mar-08	(429)
Eurodollar Futures (Buy)	101	25,250	Mar-09	5
United Kingdom LIBOR Futures (Buy)	309	38,625	Dec-07	(429)
90-Day United Kingdom Futures (Buy)	180	22,500	Sep-07	(283)
90-Day United Kingdom Futures (Buy)	308	38,500	Mar-08	(207)
90-Day United Kingdom Futures (Buy)	5,461	1,296,000	Jun-08	854
90-Day United Kingdom Futures (Buy)	1,640	363,125	Sep-08	860
90-Day United Kingdom Futures (Buy)	1,580	391,875	Dec-08	1,217
U.S. Treasury Bonds Futures (Sell)	200	20,000	Jun-07	246
U.S. Treasury Notes 2 Yr. Futures (Sell)	252	50,400	Jun-07	66
U.S. Treasury Notes 10 Yr. Futures (Sell)	270	27,000	Jun-07	4

				$(1,540)

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option—Euro (Call)	41,000,000	$4.10	Jul-07	$25
Swap Option—Pound (Call)	8,300,000	4.85	Jun-07	—
Swap Option (Call)	42,000,000	5.60	Jun-07	1,131
Swap Option (Call)	24,800,000	4.95	Jul-07	108
Swap Option (Call)	61,000,000	5.00	Jul-07	331
Swap Option (Call)	119,000,000	5.37	Jul-07	2,074
Swap Option (Call)	25,000,000	5.50	Jul-07	649
Swap Option (Call)	76,000,000	4.90	Aug-07	351
Swap Option (Call)	9,000,000	5.00	Aug-07	57
Swap Option (Call)	34,000,000	5.01	Oct-07	323
Swap Option (Call)	16,000,000	4.90	Feb-08	152
Swap Option (Call)	69,000,000	5.10	Feb-08	956
Swap Option (Call)	89,700,000	4.90	Mar-08	944
Swap Option (Call)	44,000,000	4.95	Mar-08	507
Swap Option (Call)	8,000,000	4.95	Sep-08	106
U.S. Treasury Notes 10 Yr. Futures (Call)	296	108.00	May-07	185
U.S. Treasury Notes 10 Yr. Futures (Call)	173	109.00	May-07	32
U.S. Treasury Notes 10 Yr. Futures (Call)	87	110.00	May-07	3
U.S. Treasury Notes 10 Yr. Futures (Put)	123	104.00	May-07	2
U.S. Treasury Notes 10 Yr. Futures (Put)	513	105.00	May-07	8
U.S. Treasury Notes 10 Yr. Futures (Put)	87	107.00	May-07	7

Written options outstanding, at value (premiums received of $7,850)				$7,951

SWAP AGREEMENTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS :

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	6.000%	06/20/2009	AUD	6,800	$(19)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Receive	12.780	01/04/2010	R$	10,400	174
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010		4,400	81
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	62
Barclays Capital, London	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010		11,700	58
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Pay	4.500	12/20/2007		£38,200	(618)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	12/20/2008		17,700	(9)
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	12/20/2008		10,600	(8)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	6.000	03/20/2009		9,300	(41)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	03/20/2009		10,000	(39)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		15,400	(22)
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	06/15/2009		2,100	(16)
Merrill Lynch & Co., Inc.	6-Month BP-LIBOR	Receive	4.000	12/15/2035		2,000	122
Barclays Capital, London	6-Month BP-LIBOR	Receive	4.000	12/15/2036		2,200	325
Royal Bank of Scotland	6-Month BP-LIBOR	Receive	5.395	12/15/2036		6,100	712
Deutsche Bank AG	6-Month BP-LIBOR	Receive	5.395	12/15/2036		5,400	(61)
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Receive	5.395	12/15/2036		4,000	450
Merrill Lynch & Co., Inc.	3-Month CAD-Canada Bankers Acceptances	Pay	4.500	06/15/2027	C$	1,600	(45)
Royal Bank of Canada	3-Month CAD-BA-CDOR	Pay	4.500	06/15/2027		5,000	(84)
Royal Bank of Canada	3-Month CAD-BA-CDOR	Pay	4.500	06/15/2027		400	(6)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010		€7,200	158
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103	10/15/2010		1,000	22
UBS Warburg AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010		1,300	33
Deutsche Bank AG	6-Month EUR-EURIBOR	Receive	4.000	12/15/2011		13,000	(11)
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		2,200	1
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950	03/30/2012		3,500	—
Morgan Stanley Capital Services, Inc.	6-Month EUR-EURIBOR	Receive	6.000	06/18/2034		10,700	168
UBS Warburg AG	3-Month JPY-LIBOR	Pay	1.000	03/19/2008		¥16,300,000	20
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000	09/18/2008		6,930,000	16
UBS Warburg AG	6-Month JPY-LIBOR	Pay	1.000	09/18/2008		500,000	2
Barclays Capital, London	6-Month JPY-LIBOR	Pay	1.000	03/18/2009		930,000	(4)

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.000%	03/18/2009		¥620,000	$4
UBS Warburg AG	6-Month JPY-LIBOR	Pay	1.000	03/18/2009		18,420,000	26
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	1.500	06/20/2012		950,000	93
UBS Warburg AG	6-Month JPY-LIBOR	Pay	1.500	06/20/2012		2,140,000	75
Morgan Stanley Capital Services, Inc. .	6-Month JPY-LIBOR	Pay	1.500	06/20/2012		510,000	8
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.000	12/20/2016		2,842,000	123
Morgan Stanley Capital Services, Inc. .	6-Month JPY-LIBOR	Pay	2.000	12/20/2016		430,000	10
Royal Bank of Scotland	6-Month JPY-LIBOR	Pay	2.000	12/20/2016		862,000	69
UBS Warburg AG	6-Month JPY-LIBOR	Pay	2.000	12/20/2016		150,000	34
Morgan Stanley Capital Services, Inc. .	6-Month JPY-LIBOR	Pay	2.500	12/20/2026		390,000	(18)
Deutsche Bank AG	6-Month JPY-LIBOR	Pay	2.500	12/20/2026		840,000	15
Citibank N.A.	1-Month MXN-Mexico Interbank	Pay	8.170	11/04/2016	MEX$	8,900	8
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000	12/19/2008		$168,000	338
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	5.000	12/19/2008		168,000	315
Credit Suisse International	3-Month USD-LIBOR	Pay	5.000	06/20/2009		45,600	80
Barclays Capital, London	3-Month USD-LIBOR	Pay	5.000	06/20/2009		5,500	(11)
Morgan Stanley Capital Services, Inc. .	3-Month USD-LIBOR	Pay	5.000	06/20/2009		57,400	(34)
Bank of America	3-Month USD-LIBOR	Pay	5.000	06/20/2009		106,700	(67)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000	06/20/2009		317,200	617
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	5.000	06/20/2009		74,800	117
UBS Warburg AG	3-Month USD-LIBOR	Pay	5.000	06/20/2009		35,300	(72)
Morgan Stanley Capital Services, Inc. .	3-Month USD-LIBOR	Receive	5.000	06/20/2017		10,700	(3)
Deutsche Bank AG	3-Month USD-LIBOR	Receive	5.000	06/20/2017		31,400	(54)
Credit Suisse International	3-Month USD-LIBOR	Pay	5.000	06/20/2037		16,300	(208)
Bank of America	3-Month USD-LIBOR	Pay	5.000	06/20/2037		15,300	(151)
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000	06/20/2037		5,600	(209)
Citibank N.A.	3-Month USD-LIBOR	Pay	5.000	06/20/2037		16,300	(125)
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	5.000	06/20/2037		42,300	(1,576)

Total Interest Rate Swaps							$825

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Softbank Corp. 2.300% due 09/20/2007	Sell	2.300%	09/20/2007		¥176,000	$10
Credit Suisse Securities (USA) LLC	Panama SP 1.200% due 02/20/2007	Sell	1.200	02/20/2007		$900	7
Morgan Stanley Capital Services, Inc.	Russian Federation 0.460% due 06/20/2007	Buy	0.460	06/20/2007		700	—
JP Morgan Chase	American International Group, Inc. 0.050% due 12/20/2007	Buy	0.050	12/20/2007		20,900	(2)
Credit Suisse International	Ford Motor Credit Company 0.950% due 12/20/2007	Sell	0.950	12/20/2007		900	—
Royal Bank of Scotland	Indonesia SP 0.390% due 12/20/2008	Buy	0.390	12/20/2008		6,000	4
Royal Bank of Scotland	Indonesia SP 0.400% due 12/20/2008	Buy	0.400	12/20/2008		9,000	8
HSBC Bank USA, N.A.	Russian Federation 7.650% due 06/11/2013	Sell	0.700	04/20/2009		1,300	2
Chase Securities Inc.	Panama SP 0.730% due 01/20/2012	Sell	0.730	01/20/2012		3,000	13
Morgan Stanley Capital Services, Inc.	Panama SP 0.750% due 01/20/2012	Sell	0.750	01/20/2012		1,000	5
Merrill Lynch & Co., Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.780	03/20/2016		1,100	15
JP Morgan Chase	Russian Federation 5.000% due 03/31/2030	Sell	0.800	03/20/2016		1,100	16
JP Morgan Chase	United Mexican States 5.000% due 03/31/2030	Sell	0.920	03/20/2016		300	9
Bank of America	Dow Jones CDX 0.650% due 12/20/2016	Buy	0.650	12/20/2016		6,000	28
Chase Securities Inc.	DJ CDX IG7 BP 0.650% due 12/20/2016	Buy	0.650	12/20/2016		18,000	56
Chase Securities Inc.	Panama SP 1.250% due 01/20/2017	Sell	1.250	01/20/2017		500	6

Total Credit Default Swaps							$177

Total Swaps							$1,002

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2007 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$26,000	Federal National Mortgage Association	$25,715
8,300	United States Treasury Notes	8,299

	Fixed Income Investments Sold Short, at value (proceeds $34,001)	$34,014

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2007.

2	At April 30, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $2,360,404 or 93.45% of net assets.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) or using valuation procedures approved by the Board of Trustees. At April 30, 2007, these securities were valued at $148,775 or 5.89% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2007.

6	MTN after the name of a security stands for Medium Term Note.

7	Step coupon security.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2007. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

AUD	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

C$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the financial statements.

29

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER Pacific Investment Management Company LLC 840 Newport Center Drive P. O. Box 6430 Newport Beach, CA 92658-6430 John Brynjolfsson, CFA Portfolio Manager (since 2005)

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (0.875 - 04/15/2010)	30.2%
U.S. Treasury Notes (1.875 - 07/15/2015)	25.4
U.S. Treasury Notes (2.375 - 04/15/2011)	19.3
U.S. Treasury Notes (3.000 - 07/15/2012)	10.3
Federal National Mortgage Association TBA (5.500 - 05/14/2037)	9.1
U.S. Treasury Bonds (2.000 - 01/15/2026)	9.0
U.S. Treasury Notes (2.375 - 01/15/2017)	6.5
Federal National Mortgage Association TBA (5.500 - 06/12/2037)	6.3
U.S. Treasury Notes (4.250 - 01/15/2010)	4.8
U.S. Treasury Notes (2.500 - 07/15/2016)	3.6

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

During the first part of the fiscal half-year, interest rates trended upwards, reflecting signs of strength in retail sales, lower gasoline prices, and higher-than-expected housing starts. In the latter part of the six months ended April 30, 2007, interest rates fell due to heightened anxiety from a sell-off in Chinese equity markets and concerns over growing delinquencies in the subprime mortgage sector in the U.S. Worries grew that these adverse developments would usher in a heightened level of risk aversion in financial and asset markets, with contagion effects on consumer confidence and spending. The Federal Reserve stayed on hold despite the soft housing market, as low unemployment and inflation above its target range precluded the easing of short-term interest rates; the federal funds rate remained at 5.25%.

Performance

During this time of volatile interest rates, the Harbor Real Return Fund outperformed its benchmark. The Fund posted returns of 2.57% (Institutional Class) and 2.44% (Retirement Class) for the fiscal half year, while the Lehman Brothers U.S. TIPS Index returned 2.08%.

The Fund’s investment process employs a combination of top-down and bottom-up strategies. The top-down elements focus on duration, yield curve positioning, volatility, and sector rotation. At the same time, the selection of specific portfolio holdings is driven by bottom-up techniques focusing on the analysis and identification of undervalued securities. By combining perspectives from both the portfolio level and the individual-security level, we seek to add value over time while maintaining overall portfolio risk at acceptable levels.

During the first half of the 2007 fiscal year, we maintained a focus on quality, keeping the average credit rating of securities in the portfolio at AAA. The Fund’s above-index real duration in the U.S. added to returns as real yields fell. Our exposure to the short-to-intermediate sector of the yield curve was positive, as the curve steepened. The Fund’s emphasis on Euroland nominal bonds versus inflation-linked securities added to performance. An emphasis on mortgage-backed securities added to returns, as mortgages outperformed TIPS (Treasury Inflation-Protected Securities). U.K. positioning designed to benefit from a steepening of the U.K. yield curve detracted from performance, as the curve flattened. Exposure to select emerging market currencies was positive for returns.

Outlook and Strategy

We believe that the most likely outcome for the global economy in 2007 is a soft landing with modest inflation. Our forecast implies continued slow growth in the U.S. with only mild

30

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

contagion effects on Europe, Asia, and emerging markets. Risks to this forecast remain tilted toward the downside, given the possibility that weakness in the U.S. housing sector could cause a stronger drag on consumption than currently expected.

Tighter lending standards for the least creditworthy borrowers in a weakening property market have the potential to heighten risk aversion throughout the economy at a time when investors in riskier asset classes are already uneasy. Besides prompting a widening of risk premiums in financial markets, such anxiety would appear likely to hurt consumer confidence and job creation. We believe that the Federal Reserve is likely to hold back on easing until unemployment moves higher and until the Fed’s preferred inflation indicator, the core Personal Consumption Expenditures (PCE) deflator, approaches the top end of its desired 1%-2% range. We expect that over the next several months consumers should begin to feel the pinch of weakness in the housing market, which would provide the Fed with justification for beginning an easing cycle in the second half of 2007. Such a move by the Fed would make it more difficult for the European Central Bank and the Bank of Japan to raise rates.

Robust corporate sectors in Europe and Japan should help offset tepid consumer demand in those regions. The latest five-year plan for China’s economy calls for a more even balance between consumption and investment, which likely will be achieved with a mix of restrictive administrative tools. In general, improved economic fundamentals in emerging economies—stronger financial institutions, more flexible exchange rates, and abundant currency reserves—should cushion them from any adverse impact from a weaker U.S. economy.

At a time when compensation for risk taking is at historically modest levels, we will emphasize strategies focused on obtaining the highest potential reward for the risk incurred. We intend to maintain total duration above the benchmark, as we expect interest rates and inflation to decline amid relatively weak growth. We plan to achieve this positioning by maintaining above-benchmark duration for nominal bonds, while targeting duration of inflation-linked securities near the benchmark. We expect to emphasize shorter-maturity nominal bonds in the U.S. that should gain as markets begin to anticipate Fed easing. We will look to diversify our position in U.S. short maturities with exposure to the U.K., Europe, and Japan, where we believe that yields on short maturities are not likely to rise as much as markets currently are expecting.

While mortgages will remain an important source of high quality yield, we plan to target more neutral allocations versus the index, relying on tactical positioning and security selection in an effort to add value. We expect to retain our corporate underweight in light of the potential for price pressures on these assets as corporate profit growth cools and investor demand softens. We plan to hold only modest levels of high quality emerging market bonds, as valuations in this asset class overall are now at historically tight levels. Favorable security selection in emerging markets has the potential to add value. With respect to currency positioning, we believe that exposures to the yen and select emerging market currencies remain effective vehicles for adding value in light of anticipated downward pressure on the U.S. dollar. Fed easing should reduce the short-term interest rate differential that now favors the dollar against many developed-country currencies.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

31

Harbor Real Return Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 025

Cusip: 411511520

Ticker: HARRX

Inception Date: 12-01-2005

RETIREMENT CLASS

Fund #: 225

Cusip: 411511512

Ticker: HRRRX

Inception Date: 12-01-2005

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	29	74
Total Net Assets (000s)	$17,309	N/A
Average Market Coupon	3.0%	2.5%
Yield to Maturity	5.1%	4.7%
Weighted Average Maturity	9.7 years	9.8 years
Weighted Average Duration	7.2 years	6.2 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	202%	N/A

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 12-01-2005 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	Life of Fund
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Real Return Fund
	Institutional Class	2.57%	5.52%	N/A	3.08%	$10,438
	Retirement Class	2.44	5.26	N/A	2.85	10,404
	Comparative Index
	LB U.S. TIPS	2.08%	6.14%	6.98%	3.46%	$10,494

As stated in the Fund’s current prospectus, the expense ratios were 0.57% (Net) and 1.83% (Gross) (Institutional Class); and 0.82% (Net) and 2.08% (Gross) (Retirement Class). The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

32

Harbor Real Return Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.57%

Total Net Assets (000s):

    $16,269

RETIREMENT CLASS

Expense Ratio: 0.82%

Total Net Assets (000s):

    $1,040

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,025.66	$2.84
Hypothetical (5% return)	1,000.00	1,021.92	2.84
Retirement Class
Actual	$1,000.00	$1,024.42	$4.10
Hypothetical (5% return)	1,000.00	1,020.64	4.09
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

33

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of -47.0%)

CORPORATE BONDS & NOTES—1.2%
Principal Amount (000s)		Value (000s)
	Ford Motor Credit Co.
$100	7.250%—10/25/2011[1]	$98
	Mission Energy Holding Co.
100	13.500%—07/15/2008[1]	110

TOTAL CORPORATE BONDS & NOTES (Cost $209)		208

MORTGAGE PASS-THROUGHS—21.4%
	Federal National Mortgage Association
929	6.000%—08/01/2036-10/01/2036[1]	936
	Federal National Mortgage Association TBA[2]
	May Delivery
1,600	5.500%—05/14/2037	1,583
100	6.000%—05/14/2037	101
	June Delivery
1,100	5.500%—06/12/2037	1,088

		2,772

TOTAL MORTGAGE PASS-THROUGHS (Cost $3,697)		3,708

U.S. GOVERNMENT OBLIGATIONS—124.4%
	U.S. Treasury Bonds
1,640	2.000%—01/15/2026[1,3]	1,556
612	2.375%—01/15/2025-01/15/2027[1,3]	617
377	3.625%—04/15/2028[1,3]	459
309	3.875%—04/15/2029[1,3]	392

		3,024

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	U.S. Treasury Notes
$5,406	0.875%—04/15/2010[1,3]	$5,236
4,664	1.875%—07/15/2013-07/15/2015[1,3]	4,567
313	2.000%—07/15/2014-01/15/2016[1,3]	309
4,404	2.375%—04/15/2011-01/15/2017[1,3]	4,468
604	2.500%—07/15/2016[1,3]	621
1,697	3.000%—07/15/2012[1,3]	1,782
234	3.500%—01/15/2011[1,3]	247
252	3.625%—01/15/2008[1,3]	255
186	3.875%—01/15/2009[1,3]	192
786	4.250%—01/15/2010[1,3]	835

		18,512

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $21,443)		21,536

SHORT-TERM INVESTMENTS—10.1%
COMMERCIAL PAPER
100	General Electric Capital Corp.	99

REPURCHASE AGREEMENTS
1,000	Repurchase Agreement with Credit Suisse First Boston dated April 30, 2007 due May 1, 2007 at 5.100% collateralized by a U.S. Treasury Note (market value $1,013)	1,000
284	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.900% collateralized by a Federal National Mortgage Association Note (market value $292)	284

TOTAL REPURCHASE AGREEMENTS		1,284

SOVEREIGN TREASURY BILLS
	German Treasury Bills
260	0.000%—06/13/2007[4]	353

TOTAL SHORT-TERM INVESTMENTS (Cost $1,727)		1,736

TOTAL INVESTMENTS—157.1% (Cost $27,076)		27,188

CASH AND OTHER ASSETS, LESS LIABILITIES—(57.1)%		(9,879)

TOTAL NET ASSETS—100.0%		$17,309

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Buy)	$156	$155	Jan-08	$1
Chinese Yuan (Buy)	99	99	Mar-08	—
Chinese Yuan (Buy)	171	169	Mar-09	2
Euro (Sell)	289	288	May-07	(1)
Japanese Yen (Buy)	16	16	May-07	—
Japanese Yen (Sell)	22	22	May-07	—
Swiss Franc (Buy)	77	76	Jun-07	1

				$3

34

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

TBA COMMITMENTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal National Mortgage Association (proceeds receivable $1,086)	$1,100	5.5%	May-07	$1,088

FORWARD VOLATILITY OPTIONS WITH PREMIUMS TO BE DETERMINED ON A FUTURE DATE OUTSTANDING ON APRIL 30, 2007 ARE AS FOLLOWS:

Description	Notional Amount (000s)	Unrealized Appreciation (000s)
Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Swiss Franc Strike and premium determined on 09/26/2007, based upon implied volatility parameter of 7.075%. Counterparty: Royal Bank of Scotland, Expires: 09/26/2007	$100	$—
Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Swiss Franc Strike and premium determined on 09/26/2007, based upon implied volatility parameter of 7.200%. Counterparty: JP Morgan Chase, Expires: 09/26/2007	400	—

		$—

SWAP AGREEMENTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	6.500%	01/15/2010	AUD	300	$—
Citibank N.A.	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		100	—
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		£200	(4)
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	09/15/2010		200	(3)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.000	09/15/2010		100	(1)
Credit Suisse International	6-Month BP-LIBOR	Receive	4.000	12/15/2035		100	4
JP Morgan Chase	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261	07/14/2011		€400	13
BNP Paribas	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.987	12/15/2011		100	1
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.947	03/15/2012		200	—
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		100	—
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.500	06/20/2012		¥110,000	2
Barclays Capital, London	3-Month USD-LIBOR	Receive	5.000	06/20/2017		$900	1
Bank of America	3-Month USD-LIBOR	Pay	5.000	06/20/2037		200	3
JP Morgan Chase	3-Month USD-LIBOR	Pay	5.000	06/20/2037		100	(2)

Total Swaps							$14

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2007 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
$100	United States Treasury Notes (proceeds $101)	$102

1	At April 30, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $23,780 or 137.39% of net assets.

2	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2007. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

3	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

4	Zero coupon bond.

AUD	Australian Dollar.

£	British Pound.

€	Euro.

¥	Japanese Yen.

The accompanying notes are an integral part of the financial statements.

35

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

Ken O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE CHARACTERISTICS

High quality short-term bonds.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (4.875% - 05/15/2009)	12.80%
U.S. Treasury Notes (4.250% - 01/15/2011)	8.20
Federal Home Loan Mortgage Corp. REMIC (4.375% - 04/15/2015)	2.60
Federal Home Loan Mortgage Corp. STRIPS (5.570% - 08/15/2036)	2.40
Federal Home Loan Mortgage Corp. (4.720% - 07/15/2023)	2.40
Bank One Issuance Trust (3.590% - 07/15/2010)	2.10
Chase Issuance Trust (3.220% - 06/15/2010)	2.10
Federal National Mortgage Association REMIC (5.690% - 03/25/2023)	2.10
MBNA Credit Card Master Note Trust (4.900% - 07/15/2011)	2.10
Discover Card Master Trust I (5.450% - 08/15/2010)	2.00

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The U.S. economy appears precariously balanced, with stubborn inflationary pressures coinciding with below-trend growth. The recent slowdown is directly attributable to weakness in the housing and automotive sectors. Given that growth data adjusted for housing/manufacturing have continued to exceed trend, the problems so far appear to be isolated. Meanwhile, headline inflation data remain elevated, with recent declines in core goods prices being more than offset by price increases for food and energy. The market remains divided as to whether slower growth or rising inflation will determine the near term direction of interest rates.

The Federal Reserve has held policy rates firm for almost a full year. Current markets are forecasting a reduction in the target federal funds rate by year end. While inverted yield curves historically have been common at the end of tightening cycles, the persistent inversion in the U.S. Treasury curve may be an expression of global demand forces rather than market expectations. Foreign central banks have continued to purchase dollar-denominated financial assets at an unusually high pace. It is unclear that the current environment represents a peak for short-term interest rates.

Markets have remained focused on strength in the labor sector. Recent non-farm payroll reports have estimated job creation at a rate of 156,000 per month. The monthly Bureau of Labor Statistics household survey estimates the national unemployment rate at 4.5%, well below what is considered full employment. Conventional wisdom dictates that as the economy approaches full employment, wage pressures increase. Wage pressures historically have been considered a catalyst to inflation, though it is unlikely that rising wages could persist in an environment of slower growth.

Performance

During this uncertain economic environment, the Harbor Short Duration Fund provided competitive returns. For the six months ended April 30, 2007, the Fund returned 2.31% (Institutional Class) and 2.20% (Retirement Class). This compares with a return of 2.30% for the Fund’s benchmark, the Merrill Lynch 1 to 3 Year Treasury Index.

The duration of the portfolio was maintained at a level shorter than the benchmark as a means to capture more attractive yields at the short end of the curve. The short duration position had a positive impact on the portfolio’s total return during this period. The inverted yield curve provides a yield advantage to maintaining a short duration position. The risk to this strategy would be in the failure to have locked in current rates, if yields were to decline. While we recognize this risk, we believe that the possibility of a near-term reduction in policy rates is remote.

36

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

Despite the fact that the Federal Reserve has remained hawkish on inflation, fed funds futures contracts have continued to forecast a decrease in short-term interest rates. This quandary will likely persist for some time. Meanwhile, the inverted yield curve provides an interesting opportunity to improve portfolio yield with minimal near term performance risk. As conditions unfold, the portfolio duration may be gradually extended to a level that is more neutral to the benchmark.

The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. These securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches, or blocks, of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.

Consumer loan performance is measured by the frequency of payment delinquencies and the magnitude of loan pool credit losses. Recently, consumer loan market statistics have been stable, which is expected given the strength in the labor sector. Mortgage loans have experienced an increase in delinquencies and losses as a result of the correction in housing prices. We are closely monitoring this situation and have adopted a conservative strategy.

The ABS sector offers an attractive risk/return profile versus comparable spread sectors and historically has been the largest contributor to excess returns in the portfolio. The ABS market provides an abundance of short duration, highly rated securities (mostly AAA) which fit well with the high quality nature of the portfolio. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

37

Harbor Short Duration Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 016

Cusip: 411511702

Ticker: HASDX

Inception Date: 01-01-1992

RETIREMENT CLASS

Fund #: 216

Cusip: 411511678

Ticker: HRSDX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	61	48
Total Net Assets (000s)	$78,291	N/A
Average Market Coupon	5.2%	4.3%
Yield to Maturity	5.3%	4.7%
Weighted Average Maturity	2.6 years	1.8 years
Weighted Average Duration	1.6 years	1.6 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2007)	33%	N/A

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index and the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment

		6 Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Short Duration Fund
	Institutional Class	2.31%	5.30%	2.98%	4.37%	$15,331
	Retirement Class	2.20	5.07	2.71	4.10	14,948
	Comparative Indices
	Merrill Lynch 1 to 3 YR U.S. Treasury	2.30%	5.06%	2.95%	4.72%	$15,854
	Citigroup 1 YR Treasury	2.33	4.80	2.56	4.21	15,110

As stated in the Fund’s current prospectus, the expense ratios were 0.39% (Net) and 0.43% (Gross) (Institutional Class); and 0.64% (Net) and 0.68% (Gross) (Retirement Class). The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

Effective July 1, 2006, the Fund changed its benchmark index from the Citigroup 1 YR Treasury Index to the Merrill Lynch 1 to 3 YR U.S. Treasury Index to better reflect the range of maturities which typically exist in a short-term fixed income fund such as the Harbor Short Duration Fund.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

38

Harbor Short Duration Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.38%

Total Net Assets (000s):

    $76,441

RETIREMENT CLASS

Expense Ratio: 0.63%

Total Net Assets (000s):

    $1,850

CREDIT QUALITY (% of investments)

MATURITY PROFILE (% of investments)

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,023.11	$1.92
Hypothetical (5% return)	1,000.00	1,022.85	1.92
Retirement Class
Actual	$1,000.00	$1,022.02	$3.17
Hypothetical (5% return)	1,000.00	1,021.57	3.18
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

39

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 1.0%)

ASSET-BACKED SECURITIES—56.4%
Principal Amount (000s)		Value (000s)
	AmeriCredit Automobile Receivables Trust
	Series 2003-DM Cl. A4
$458	2.840%—08/06/2010[1]	$456
	Series 2005-DA Cl. A3
1,115	4.870%—12/06/2010	1,112

		1,568

	Ameriquest Mortgage Securities Inc.
	Series 2006-R1 Cl. M1
1,000	5.710%—03/25/2036[1,2]	997
	Series 2005-R1 Cl. M1
1,000	5.770%—03/25/2035[1,2]	1,000

		1,997

	Atlantic City Electric Transition Funding LLC
	Series 2002-1 Cl. A1
1,169	2.890%—07/20/2010[1]	1,151
	Bank One Issuance Trust
	Series 2002-A3 Cl. A3
1,680	3.590%—05/17/2010[1]	1,670
	Capital Auto Receivables Asset Trust
	Series 2006-1 Cl. A2A
495	5.030%—09/15/2008[1]	495
	Capital One Master Trust
	Series 2002-4A Cl. A
1,500	4.900%—03/15/2010[1]	1,501
	Series 2000-3 Cl. A
1,000	5.510%—10/15/2010[2]	1,001

		2,502

	Centex Home Equity
	Series 2005-B Cl. AV3
1,173	5.490%—03/25/2035[2]	1,174
	Chase Credit Card Master Trust
	Series 2004-2 Cl. A
1,500	5.360%—09/15/2009[2]	1,501
	Chase Issuance Trust
	Series 2004-A9 Cl. A9
1,625	3.220%—06/15/2010[1]	1,611
	Chase Manhattan Auto Owner Trust
	Series 2006-B Cl. A2
996	5.280%—10/15/2009	997
	Citibank Credit Card Issuance Trust
	Series 2004-A4 Cl. A4
1,000	3.200%—08/24/2009	994
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-OPT4 Cl. A2C
1,000	5.570%—07/25/2035[2]	1,002
	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
884	5.800%—01/15/2028[1,2]	886
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	5.780%—10/25/2035[1,2]	1,002

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	DaimlerChrysler Auto Trust
	Series 2005-A Cl. A
$1,600	5.370%—04/15/2010[2]	$1,601
	Discover Card Master Trust I
	Series 2003-2 Cl. A
1,600	5.450%—08/15/2010[2]	1,603
	Federal National Mortgage Association REMIC[3]
	Series 2002-W2 Cl. AF5
432	6.000%—06/25/2032[1,4]	431
	First USA Credit Card Master Trust
	Series 1997-8 Cl. A
1,400	5.470%—05/17/2010[2]	1,402
	Fremont Home Loan Trust
	Series 2004-4 Cl. 1A1
515	5.700%—03/25/2035[2]	515
	HSI Asset Securitization Corp Trust
	Series 2006-OPT2 Cl. M1
1,000	5.690%—01/25/2036[1,2]	994
	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
1,500	5.500%—01/25/2036[1,2]	1,501
	Massachusetts RRB Special Purpose Trust
	Series 2005-1 Cl. A2
1,413	3.780%—09/15/2010[1]	1,399
	MBNA Credit Card Master Note Trust
	Series 2006-A1 Cl. A
1,612	4.900%—07/15/2011	1,611
	Series 2005-A5 Cl. A5
1,000	5.320%—12/15/2010[2]	1,001
	Series 2002-A13 Cl. A
1,505	5.450%—05/17/2010[2]	1,507

		4,119

	Option One Mortgage Loan Trust
	Series 2005-1 Cl. M1
1,000	5.840%—02/25/2035[1,2]	1,002
	Peco Energy Transition Trust
	Series 2000-A Cl. A3
1,230	7.625%—03/01/2010	1,284
	Residential Asset Mortgage Products Inc.
	Series 2003-RS4 Cl. AIIB
917	5.650%—05/25/2033[2]	928
	Residential Asset Securities Corp.
	Series 2004-KS4 Cl. A2B3
1,500	5.700%—05/25/2034[2]	1,501
	Series 2005-KS2 Cl. M1
1,000	5.750%—03/25/2035[1,2]	1,002
	Series 2005-KS10 Cl. M2
1,000	5.760%—11/25/2035[2]	1,002
	Series 2005-KS1 Cl. M1
1,000	5.770%—02/25/2035[1,2]	1,002
	Series 2001-KS2 Cl. AII
866	5.780%—06/25/2031[2]	867

		5,374

	Residential Funding Mortgage Securities II Inc.
	Series 2003—HS2 Cl. AIIB
361	5.570%—06/25/2028[1,2]	361
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
1,000	6.120%—10/25/2035[1,2]	1,006

40

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Superior Wholesale Inventory Financing Trust
	Series 2005-A12 Cl. A
$1,000	5.500%—06/15/2010[2]	$1,004
	Wells Fargo Home Equity Trust
	Series 2005-4 Cl. AI3
1,000	5.700%—12/25/2035[2,5]	995
	Whole Auto Loan Trust
	Series 2002-1 Cl. A4
85	3.040%—04/15/2009[1]	84

TOTAL ASSET-BACKED SECURITIES (Cost $44,102)		44,153

COLLATERALIZED MORTGAGE OBLIGATIONS—21.5%
	Federal Home Loan Mortgage Corp.
1,830	5.720%—07/15/2023[2]	1,842
1,572	5.870%—02/15/2025[2]	1,581

		3,423

	Federal Home Loan Mortgage Corp. REMIC[3]
2,110	4.375%—04/15/2015[1]	2,071
	Federal Home Loan Mortgage Corp. STRIPS[6]
1,859	5.570%—08/15/2036[1,2]	1,867
	Federal National Mortgage Association REMIC[3]
1,672	5.690%—03/25/2023[1,2]	1,676
993	5.844%—05/18/2027[2]	1,005
1,024	6.744%—01/25/2023[2]	1,061

		3,742

	First Horizon Alternative Mortgage Securities
	Series 2006-FA6 Cl. IIA1
1,482	6.250%—11/25/2036	1,496
	Residential Accredit Loans Inc.
	Series 2006-QS7 Cl. A1
1,000	6.000%—06/25/2036	1,007
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
969	5.056%—01/25/2035[1,7]	976
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
70	6.713%—02/25/2032[1,2]	70

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Washington Mutual Inc.
	Pass Through Certificates
	Series 2002-AR10 Cl. A6
$1,304	4.816%—10/25/2032[1,7]	$1,301
	Series 2006-AR13 Cl. 1A
894	5.894%—10/25/2046[2]	891

		2,192

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,828)		16,844

U.S. GOVERNMENT OBLIGATIONS—21.1%
	U.S. Treasury Notes
6,500	4.250%—01/15/2011	6,446
10,000	4.875%—05/15/2009[1]	10,055

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $16,414)		16,501

SHORT-TERM INVESTMENTS—3.3%
COMMERCIAL PAPER
2,400	Societe Generale North America	2,400

REPURCHASE AGREEMENTS
68	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.700% collateralized by a U.S. Treasury Bond (market value $70)	68

U.S. TREASURY BILLS
120	4.850%—06/07/2007	120

TOTAL SHORT-TERM INVESTMENTS (Cost $2,588)		2,588

TOTAL INVESTMENTS—102.3% (Cost $79,932)		80,086

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.3)%		(1,795)

TOTAL NET ASSETS—100.0%		$78,291

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound (Buy)	$4,089	$3,942	May-07	$147
British Pound (Sell)	4,089	4,023	May-07	(66)

				$81

41

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2007 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Notes 2 Yr. Futures (Buy)	173	$34,600	Jun-07	$49
U.S. Treasury Notes 5 Yr. Futures (Sell)	7	700	Jun-07	(3)

				$46

1	At April 30, 2007, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $37,568 or 47.99% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2007.

3	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4	Step coupon security.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) or using valuation procedures approved by the Board of Trustees. At April 30, 2007, these securities were valued at $995 or 1.27% of net assets.

6	Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

7	Variable rate security. The stated rate represents the rate in effect at April 30, 2007.

The accompanying notes are an integral part of the financial statements.

42

[THIS PAGE INTENTIONALLY LEFT BLANK]

43

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees &

Watts, Inc.

200 Park Avenue

New York, NY 10166

Ken O’Donnell, CFA

Portfolio Manager (since 2003)

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments.

TOP TEN HOLDINGS (% of net assets)

Royal Bank of Scotland plc	5.8%
Chariot Funding LLC	5.5
Federal Home Loan Mortgage Corp.	5.2
Lloyds Bank plc	5.2
Royal Bank of Canada	5.2
Svenska Handelsbanken Ab	5.1
ABN AMRO North America	4.9
CitiBank	4.9
UBS Finance Inc.	4.9
Chase Bank USA North America	4.6

FUND CATEGORY

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market Review

The U.S. economy poses a challenging dilemma for policy makers and investors. After multiple quarters of strong growth, real GDP has slipped below trend and inflation pressures have risen. While estimates of a rebound in growth persist, there has been mounting concern that the housing correction will spill over into other areas of the economy. Even a modest reduction in consumer spending would result in a significant drag on growth. Meanwhile, inflation data continue to suggest persistent pricing pressures. Recent declines in core goods prices have been more than offset by higher prices for food and energy. As markets attempt to weigh the threat of a weakening economy against the danger of stubborn inflation, the short-term direction of interest rates will likely be determined by the greater of the two evils.

The Federal Open Market Committee, the policy-making body of the U.S. Federal Reserve, has held policy rates firm at 5.25% for almost a full year. Currently, the yield curve is forecasting an ease in the federal funds rate in the coming months. While inverted yield curves are not uncommon at the end of a tightening cycle, the persistent inversion in the U.S. Treasury curve may be an expression of global demand forces rather than market expectations. Foreign central banks continue to purchase dollar-denominated financial assets at an unusually high pace. It is unclear that the current environment represents a peak for short-term interest rates.

Markets have continued to closely monitor the healthy labor sector. Employment surveys have been suggestive of a very tight labor market. There has been mounting concern that wage pressures would likely increase as the economy exceeds full employment. Wage pressures historically have been considered a catalyst for inflation. While current inflation measures have remained elevated, it is uncertain whether recent labor gains and the resultant inflationary pressures could persist in an environment of slower growth.

Performance

Despite the uncertain interest rate environment, the Harbor Money Market Fund provided competitive returns. For the six months ended April 30, 2007, the Fund returned 2.54% (Institutional Class) and 2.41% (Retirement Class). This compares with a return of 2.58% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

The duration of the portfolio was maintained at a level shorter than the three-month benchmark in an attempt to capture attractive yield opportunities in the short end of the money market curve. The risk to this strategy would be in the failure to have locked in current rates, if yields were to fall unexpectedly. The overall duration position had a positive impact on the portfolio’s total return.

44

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

Outlook and Strategy

During the fiscal half year, the federal funds rate remained fixed at 5.25%. Recent federal funds futures contracts have priced in a decrease in short-term interest rates to 5.00% in late 2007. We view the risk of a near term ease in policy rates to be remote and will continue to pursue attractive yields in the short end of the curve.

The fund invests primarily in high quality money market instruments, including bank CDs, commercial paper, agency discount notes, and U.S. Treasury bills. The average days-to-maturity of the portfolio was held relatively short in response to the lack of opportunity to pick up yield by extending duration. We intend to keep the fund invested in money market products with maturities inside of three months while maintaining a portfolio weighted average maturity in the mid 30-day range. If the market were to take on a more hawkish tone and the curve were to steepen, we could consider extending the average days-to-maturity to capture additional yield.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

45

Harbor Money Market Fund

FUND SUMMARY—April 30, 2007 (Unaudited)

INSTITUTIONAL CLASS

Fund #: 015

Cusip: 411511405

Ticker: HARXX

Inception Date: 12-29-1987

RETIREMENT CLASS

Fund #: 215

Cusip: 411511660

Ticker: HRMXX

Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark
Number of Holdings	35	1
Total Net Assets (000s)	$172,945	N/A
Yield to Maturity	5.1%	4.9%
Weighted Average Maturity	0.1 years	0.2 years
Weighted Average Duration	0.1 years	0.2 years
Weighted Average Credit Quality	A-1+	AAA

CREDIT QUALITY (% of investments)

PERFORMANCE

GROWTH OF A $10,000 INVESTMENT

For the period 05-01-1997 through 04-30-2007

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

	TOTAL RETURNS For the periods ended 04-30-2007
				Average Annual		Final Value of a $10,000 Investment
		6
		Months	1 Year	5 Years	10 Years
You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.	Harbor Money Market Fund
	Institutional Class	2.54%	5.11%	2.44%	3.64%	$14,303
	Retirement Class	2.41	4.85	2.04	3.31	13,850
	Comparative Index
	Merrill Lynch 3-Month U.S. T-Bill	2.58%	5.16%	2.65%	3.80%	$14,517
	Current Yield for Periods Ended 03-31-2007
	Institutional Class		7 Days: 5.08%		30 Days: 5.10%
	Retirement Class		7 Days: 4.83		30 Days: 4.85

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

46

Harbor Money Market Fund

FUND SUMMARY—Continued

INSTITUTIONAL CLASS

Expense Ratio: 0.28%

Total Net Assets (000s):

    $167,699

RETIREMENT CLASS

Expense Ratio: 0.53%

Total Net Assets (000s):

    $5,246

FEES AND EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 through April 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (November 1, 2006)	Ending Account Value (April 30, 2007)	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,025.36	$1.41
Hypothetical (5% return)	1,000.00	1,023.37	1.41
Retirement Class
Actual	$1,000.00	$1,024.09	$2.66
Hypothetical (5% return)	1,000.00	1,022.10	2.65
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

47

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2007 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of -1.9%)

BANK OBLIGATIONS—20.0%
Principal Amount (000s)		Value (000s)
	Chase Bank USA North America
$8,000	5.260%—05/04/2007	$8,000
	CitiBank
8,500	5.300%—07/27/2007	8,500
	Royal Bank of Scotland plc
10,000	5.310%—05/23/2007	10,000
	Toronto Dominion Bank
8,000	5.320%—06/15/2007	7,999

TOTAL BANK OBLIGATIONS (Cost $34,499)		34,499

COMMERCIAL PAPER—76.7%
	Abbey National LLC
1,100	5.270%—05/11/2007	1,099
	ABN AMRO North America
8,500	5.245%—05/14/2007	8,484
	Atlantic Asset Security
5,000	5.260%—05/01/2007	5,000
3,600	5.270%—05/03/2007	3,599

		8,599

	Bank of America Corp.
3,500	5.250%—06/07/2007-06/15/2007	3,480
	Barclays US Funding
3,000	5.230%—07/11/2007	2,969
1,800	5.250%—07/05/2007	1,783

		4,752

	BMW US Capital LLC
7,500	5.280%—05/01/2007	7,500
	CBA Finance Inc.
7,500	5.230%—07/06/2007	7,428
	Chariot Funding LLC
9,500	5.250%—05/04/2007	9,496
	Charta Corp. Yrs. 3&4
3,200	5.240%—06/05/2007	3,184
3,500	5.260%—05/17/2007	3,492

		6,676

	Danske Corp.
4,500	5.205%—08/20/2007	4,428
	Deutsche Bank Financial LLC
5,500	5.250%—05/24/2007	5,482
3,000	5.260%—05/17/2007	2,993

		8,475

	Dresdner US Finance
4,000	5.245%—05/21/2007	3,988

COMMERCIAL PAPER—Continued
Principal Amount (000s)		Value (000s)
	HBOS Treasury Services plc
$3,400	5.230%—07/12/2007-07/20/2007	$3,363
2,100	5.245%—06/18/2007	2,085

		5,448

	Lloyds Bank plc
9,000	5.245%—05/23/2007	8,971
	Royal Bank of Canada
9,000	5.230%—05/03/2007	8,997
	Societe Generale North America
6,500	5.220%—07/26/2007	6,419
2,130	5.245%—06/08/2007	2,118

		8,537

	Svenska Handelsbanken Ab
9,000	5.230%—07/12/2007	8,906
	UBS Finance Inc.
8,500	5.260%—05/01/2007	8,500
	Westpac Securities New Zealand Ltd.
4,000	5.210%—06/06/2007	3,979
5,000	5.220%—07/31/2007	4,934

		8,913

TOTAL COMMERCIAL PAPER (Cost $132,677)		132,677

REPURCHASE AGREEMENTS—0.0%
(Cost $47)
47	Repurchase Agreement with State Street Corp. dated April 30, 2007 due May 1, 2007 at 4.700% collateralized by a U.S. Treasury Bond (market value $49)	47

U.S. GOVERNMENT AGENCIES—5.2%
(Cost $8,964)
	Federal Home Loan Mortgage Corp.
9,000	5.150%—05/29/2007	8,964

TOTAL INVESTMENTS—101.9% (Cost $176,187)[1]		176,187

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(3,242)

TOTAL NET ASSETS—100.0%		$172,945

1	The aggregated identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

48

[THIS PAGE INTENTIONALLY LEFT BLANK]

49

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2007 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond	Harbor Bond	Harbor Real Return	Harbor Short Duration	Harbor Money Market
ASSETS
Investments, at identified cost*	$44,211	$2,794,118	$27,076	$79,932	$176,187
Investments, at value	$41,676	$2,676,300	$25,904	$80,018	$176,140
Repurchase agreements	3,800	110,661	1,284	68	47
Cash	—	1	1	1	1
Foreign currency, at value (cost: $0; $42,723; $24; $0; $0)	—	43,249	24	—	—
Receivables for:
Investments sold	—	80,158	1,188	—	—
Capital shares sold	192	8,207	41	273	316
Interest	865	12,850	113	452	300
Open forward currency contracts	—	1,826	3	81	—
Swap agreements, at value (cost: $0; 2,376; $0; $0; $0)	—	3,378	—	—	—
Variation margin on futures contracts	—	4,450	—	36	—
Withholding tax receivable	5	11	—	—	—
Unrealized appreciation of forward volatility options	—	—	—	—	—
Other assets	25	—	22	16	11
Prepaid fund insurance	—	9	—	—	1
Total Assets	46,563	2,941,100	28,580	80,945	176,816
LIABILITIES
Payables for:
Investments purchased	705	321,430	10,065	2,423	—
Capital shares reacquired	268	1,882	—	207	3,814
Dividends to shareholders	—	—	—	—	10
Investments sold short, at value (proceeds $0; $0; $34,001; $101; $0)	—	34,014	102	—	—
Written options, at value (premiums received $0; $7,850; $0; $0; $0)	—	7,951	—	—	—
Swap agreements (proceeds $0; $0; $14; $0; $0)	—	—	—	—	—
Interest on swap agreements	1	2,266	8	—	—
Variation margin on futures contracts	—	23	—	—	—
Accrued expenses:
Management fees	22	984	7	13	27
12b-1 fees	1	9	—	—	1
Trustee fees	1	10	—	5	1
Transfer agent fees	3	113	1	3	8
Other	6	35	—	3	10
TBA sale commitments at value	—	45,496	1,088	—	—
Total Liabilities	1,007	414,213	11,271	2,654	3,871
NET ASSETS	$45,556	$2,526,887	$17,309	$78,291	$172,945
Net Assets Consist of:
Paid-in capital	$43,637	$2,538,448	$17,289	$84,608	$172,911
Undistributed/(overdistributed) net investment income	277	11,281	50	358	45
Accumulated net realized gain/(loss)	376	(17,418)	(157)	(6,957)	(11)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	1,266	(5,711)	124	154	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	287	3	128	—
	$45,556	$2,526,887	$17,309	$78,291	$172,945
NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$39,550	$2,483,013	$16,269	$76,441	$167,699
Shares of beneficial interest[2]	3,504	213,547	1,642	9,231	167,699
Net asset value per share	$11.29	$11.63	$9.91	$8.28	$1.00
Retirement Class
Net assets	$578	$43,874	$1,040	$1,850	$5,246
Shares of beneficial interest[2]	52	3,776	105	223	5,246
Net asset value per share	$11.29	$11.62	$9.91	$8.27	$1.00
Investor Class
Net assets	$5,428	N/A	N/A	N/A	N/A
Shares of beneficial interest[2]	482	N/A	N/A	N/A	N/A
Net asset value per share	$11.29	N/A	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $ 0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

50

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2007 (Unaudited)

(All amounts in thousands)

	Harbor High-Yield Bond	Harbor Bond	Harbor Real Return	Harbor Short Duration	Harbor Money Market
Investment Income:
Dividends	$12	$—	$—	$—	$—
Interest	1,536	63,704	236	1,820	5,208
Foreign taxes withheld	(1)	(8)	—	—	—
Total Investment Income	1,547	63,696	236	1,820	5,208
Operating Expenses:
Management fees	116	5,971	36	98	259
12b-1 fees:
Retirement Class	1	50	1	2	6
Investor Class	6	N/A	N/A	N/A	N/A
Shareholder communications	2	190	1	1	11
Custodian fees	46	264	25	41	21
Transfer agent fees:
Institutional Class	10	714	4	21	57
Retirement Class	—	12	—	1	1
Investor Class	5	N/A	N/A	N/A	N/A
Professional fees	—	33	—	1	3
Trustees’ fees and expenses	—	15	—	4	1
Registration fees	17	62	13	14	18
Miscellaneous	2	19	2	3	3
Total operating expenses	205	7,330	82	186	380
Management fees waived	—	(158)	(1)	(24)	(83)
Transfer agent fees waived	(2)	(140)	(1)	(4)	(11)
Other expenses waived	(34)	—	(36)	(14)	—
Other expense reimbursements and reductions (See Note 4)	—	(12)	—	(1)	(7)
Net operating expenses	169	7,020	44	143	279
Interest expense on reverse repurchase agreements	—	—	—	(4)	—
Net Investment Income/(Loss)	1,378	56,676	192	1,673	4,929
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	377	14,571	55	317	—
Foreign currency transactions	—	(10,887)	(55)	(238)	—
Swap agreements	—	1,684	—	—	—
Futures contracts	—	(15,370)	—	(35)	—
Written options	—	1,638	6	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	763	(6,210)	191	(332)	—
Swap agreements	—	(203)	3	—	—
Futures contracts	—	(962)	—	(27)	—
Forward currency contracts	—	4,056	17	190	—
Translation of assets and liabilities in foreign currencies	—	4,071	17	189	—
Net gain/(loss) on investment transactions	1,140	(7,612)	234	64	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,518	$49,064	$426	$1,737	$4,929

The accompanying notes are an integral part of the financial statements.

51

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond		Harbor Bond
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$1,378	$2,312	$56,676	$91,196
Net realized gain/(loss) on investments	377	227	(8,364)	(2,962)
Net unrealized appreciation/(depreciation) of investments	763	192	752	18,967
Net increase/(decrease) in net assets resulting from operations	2,518	2,731	49,064	107,201
Distributions to Shareholders:
Net investment income:
Institutional Class	(1,035)	(2,062)	(78,440)	(69,331)
Retirement Class	(16)	(18)	(1,276)	(1,076)
Investor Class	(146)	(292)	N/A	N/A
Net realized gain on investments:
Institutional Class	(187)	(99)	—	(2,503)
Retirement Class	(3)	—	—	(40)
Investor Class	(30)	(13)	N/A	N/A
Return of capital:
Institutional Class	—	—	—	—
Retirement Class	—	—	—	—
Investor Class	—	—	N/A	N/A
Total distributions to shareholders	(1,417)	(2,484)	(79,716)	(72,950)
Net Increase/(Decrease) Derived from Capital Stock Activity	10,542	(1,930)	211,637	348,047
Net increase/(decrease) in net assets	11,643	(1,683)	180,985	382,298
Net Assets:
Beginning of period	33,913	35,596	2,345,902	1,963,604
End of period*	$45,556	$33,913	$2,526,887	$2,345,902
* Includes undistributed/(over-distributed) net investment income of:	$277	$96	$11,281	$34,321

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

52

Harbor Real Return		Harbor Short Duration		Harbor Money Market
November 1, 2006 through April 30, 2007	December 1, 2005[a] through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
(Unaudited)		(Unaudited)		(Unaudited)

$192	$396	$1,673	$2,608	$4,929	$6,925
6	(106)	44	(447)	—	(1)
228	(101)	20	820	—	—
426	189	1,737	2,981	4,929	6,924

(204)	(303)	(1,284)	(2,849)	(4,815)	(6,734)
(13)	(32)	(31)	(77)	(114)	(191)
N/A	N/A	N/A	N/A	N/A	N/A

(39)	—	—	—	—	—
(3)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A

—	—	—	(209)	—	—
—	—	—	(6)	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(259)	(335)	(1,315)	(3,141)	(4,929)	(6,925)
4,070	13,218	(1,184)	24,304	(19,489)	68,498
4,237	13,072	(762)	24,144	(19,489)	68,497

13,072	—	79,053	54,909	192,434	123,937
$17,309	$13,072	$78,291	$79,053	$172,945	$192,434
$50	$75	$358	$—	$45	$45

53

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond		Harbor Bond
	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$12,059	$9,223	$452,332	$803,796
Net proceeds from redemption fees	4	2	—	—
Reinvested in payment of distributions	985	1,769	64,574	60,602
Cost of shares reacquired	(3,171)	(14,027)	(311,075)	(522,464)
Net increase/(decrease) in net assets	$9,877	$(3,033)	$205,831	$341,934
Retirement Class:
Net proceeds from sale of shares	$18	$502	$11,116	$20,371
Net proceeds from redemption fees	—	—	—	—
Reinvested in payment of distributions	20	18	1,276	1,116
Cost of shares reacquired	—	(3)	(6,586)	(15,374)
Net increase/(decrease) in net assets	$38	$517	$5,806	$6,113
Investor Class:
Net proceeds from sale of shares	$1,056	$1,121
Net proceeds from redemption fees	1	—	Not Applicable	Not Applicable
Reinvested in payment of distributions	173	301
Cost of shares reacquired	(603)	(836)
Net increase/(decrease) in net assets	$627	$586
SHARES
Institutional Class:
Shares sold	1,082	844	38,741	69,325
Shares issued in reinvestment of distributions	89	163	5,565	5,261
Shares reacquired	(284)	(1,281)	(26,644)	(45,091)
Net increase/(decrease) in shares outstanding	887	(274)	17,662	29,495
Beginning of period	2,617	2,891	195,885	166,390
End of period	3,504	2,617	213,547	195,885
Retirement Class:
Shares sold	2	46	954	1,754
Shares issued in reinvestment of distributions	2	2	110	97
Shares reacquired	—	—	(566)	(1,326)
Net increase/(decrease) in shares outstanding	4	48	498	525
Beginning of period	48	—	3,278	2,753
End of period	52	48	3,776	3,278
Investor Class:
Shares sold	95	103
Shares issued in reinvestment of distributions	16	28
Shares reacquired	(54)	(77)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	57	54
Beginning of period	425	371
End of period	482	425

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

54

Harbor Real Return		Harbor Short Duration		Harbor Money Market
November 1, 2006 through April 30, 2007	December 1, 2005[a] through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006	November 1, 2006 through April 30, 2007	November 1, 2005 through October 31, 2006
(Unaudited)		(Unaudited)		(Unaudited)

$6,600	$12,573	$20,327	$55,571	$170,246	$326,957
—	—	—	—	—	—
226	297	898	2,782	4,762	6,680
(2,772)	(684)	(22,460)	(34,288)	(195,141)	(265,845)
$4,054	$12,186	$(1,235)	$24,065	$(20,133)	$67,792

$—	$1,000	$472	$724	$1,361	$2,205
—	—	—	—	—	—
16	32	31	83	114	190
—	—	(452)	(568)	(831)	(1,689)
$16	$1,032	$51	$239	$644	$706

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

675	1,266	2,461	6,764	170,246	326,956
23	30	109	339	4,762	6,680
(283)	(69)	(2,719)	(4,177)	(195,141)	(265,845)
415	1,227	(149)	2,926	(20,133)	67,791
1,227	—	9,380	6,454	187,832	120,041
1,642	1,227	9,231	9,380	167,699	187,832

—	100	57	88	1,361	2,205
2	3	4	9	114	190
—	—	(55)	(69)	(831)	(1,689)
2	103	6	28	644	706
103	—	217	189	4,602	3,896
105	103	223	217	5,246	4,602

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

55

Harbor Fixed Income Funds Financial Highlights

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006		2005	2004		2003[c]
	(Unaudited)
Net asset value beginning of period	$10.98		$10.91		$11.38	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.37	[d]	.76	[d]	.77 [d]	.75	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	.35		.14		(.42)	.30		1.03
Total from investment operations	.72		.90		.35	1.05		1.59
Less Distributions:
Dividends from net investment income	(.34)		(.79)		(.68)	(.82)		(.49)
Distributions from net realized capital gains[a]	(.07)		(.04)		(.15)	—		—
Total distributions	(.41)		(.83)		(.83)	(.82)		(.49)
Proceeds from redemption fees	—	[k]	—	[k]	.01	.05		—	[k]
Net asset value end of period	11.29		10.98		10.91	11.38		11.10
Net assets end of period (000s)	$39,550		$28,727		$31,547	$66,715		$57,727
Ratios and Supplemental Data (%):
Total return	6.70%[e,f]		8.56%[e]		3.24%[e]	10.93%[e]		16.16%[e,f]
Ratio of operating expenses to average net assets[b]	.81	[d,g]	.81	[d]	.82 [d]	.85	[d]	.93	[d,g]
Ratio of operating expenses not imposed to average net assets	.19	[g]	.25		.09	.09		.47	[g]
Ratio of operating expenses net of all offsets to average net assets	.81	[d,g]	.81	[d]	.82 [d]	.85	[d]	.93	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—		—	—		—
Ratio of net investment income/(loss) to average net assets	7.18	[d,g]	7.01	[d]	6.67 [d]	6.85	[d]	6.63	[d,g]
Portfolio turnover	24	[f]	63		42	109		82	[f]

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006		2005	2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$11.78		$11.61		$12.24	$11.89		$11.98		$12.05
Income from Investment Operations:
Net investment income/(loss)	.27	[d]	.51	[d]	.45 [d]	.16	[d]	.41	[d]	.50	[d]
Net realized and unrealized gains/(losses) on investments	(.03)		.06		(.28)	.68		.36		.17
Total from investment operations	.24		.57		.17	.84		.77		.67
Less Distributions:
Dividends from net investment income	(.39)		(.39)		(.50)	(.23)		(.60)		(.47)
Distributions from net realized capital gains[a]	—		(.01)		(.30)	(.26)		(.26)		(.27)
Total distributions	(.39)		(.40)		(.80)	(.49)		(.86)		(.74)
Proceeds from redemption fees	N/A		N/A		N/A	N/A		N/A		N/A
Net asset value end of period	11.63		11.78		11.61	12.24		11.89		11.98
Net assets end of period (000s)	$2,483,013		$2,307,286		$1,931,651	$1,546,602		$1,528,285		$1,369,931
Ratios and Supplemental Data (%):
Total return	2.04%[e,f]		5.10%[e]		1.42%[e]	6.59%[e]		6.57%[e]		5.87%[e]
Ratio of operating expenses to average net assets[b]	.58	[g]	.58	[d]	.58 [d]	.57	[d]	.58	[d]	.58	[d]
Ratio of operating expenses not imposed to average net assets	.02	[g]	.02		.02	.03		.06		.08
Ratio of operating expenses net of all offsets to average net assets	.58	[g]	.58	[d]	.58 [d]	.57	[d]	.58	[d]	.58	[d]
Ratio of interest/dividend expenses to average net assets	—		—		—	—		—		—
Ratio of net investment income/(loss) to average net assets	4.67	[g]	4.34	[d]	3.39 [d]	2.21	[d]	3.43	[d]	4.37	[d]
Portfolio turnover	96	[f]	312		332	311		221		293

See page 60 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

56

Retirement Class									Investor Class
6-Month Period Ended April 30, 2007		Year Ended October 31							6-Month Period Ended April 30, 2007		Year Ended October 31
		2006		2005		2004	2003[g]				2006		2005		2004		2003[g]
(Unaudited)									(Unaudited)
$10.97		$10.91		$11.38		$11.10	$10.00		$10.98		$10.91		$11.39		$11.11		$10.00

.39	[d]	.89	[d]	1.24	[d]	(.02)[d]	.47	[d]	.38	[d]	.71	[d]	.70	[d]	.62	[d]	.50	[d]
.33		(.02)		(.90)		1.07	1.10		.32		.14		(.40)		.36		1.07
.72		.87		.34		1.05	1.57		.70		.85		.30		.98		1.57

(.33)		(.77)		(.66)		(.79)	(.47)		(.32)		(.74)		(.63)		(.77)		(.46)
(.07)		(.04)		(.15)		—	—		(.07)		(.04)		(.15)		—		—
(.40)		(.81)		(.81)		(.79)	(.47)		(.39)		(.78)		(.78)		(.77)		(.46)
—		—	[k]	—	[k]	.02	—	[k]	—		—	[k]	—	[k]	.07		—	[k]
11.29		10.97		10.91		11.38	11.10		11.29		10.98		10.91		11.39		11.11
$578		$524		$2		$1	$7		$5,428		$4,662		$4,047		$3,586		$2,215

6.67%[e,f]		8.22%[e]		3.05%[e]		10.49%[e]	16.12%[e,f]		6.51%[e,f]		8.15%[e]		2.71%[e]		10.41%[e]		15.93%[e,f]
1.07	[d,g]	1.05	[d]	—	[i]	1.01 [d]	1.08	[d,g]	1.19	[d,g]	1.21	[d]	1.25	[d]	1.27	[d]	1.29	[d,g]
.19	[g]	.25		—		.15	.47	[g]	.19	[g]	.25		.09		.09		.47	[g]
1.07	[d,g]	1.05	[d]	—	[i]	1.01 [d]	1.08	[d,g]	1.19	[d,g]	1.21	[d]	1.25	[d]	1.27	[d]	1.29	[d,g]
—		—		—		—	—		—		—		—		—		—
6.92	[d,g]	6.79	[d]	—	[i]	7.00 [d]	7.00	[d,g]	6.79	[d,g]	6.63	[d]	6.26	[d]	6.37	[d]	6.73	[d,g]
24	[f]	63		42		109	82	[f]	24	[f]	63		42		109		82	[f]

Retirement Class
6-Month Period Ended April 30, 2007		Year Ended October 31
		2006		2005	2004		2003[g]
(Unaudited)
$11.77		$11.61		$12.24	$11.89		$11.98

.25	[d]	.49	[d]	.46 [d]	.32	[d]	.55	[d]
(.03)		.05		(.31)	.49		.19
.22		.54		.15	.81		.74

(.37)		(.37)		(.48)	(.20)		(.57)
—		(.01)		(.30)	(.26)		(.26)
(.37)		(.38)		(.78)	(.46)		(.83)
N/A		N/A		N/A	N/A		N/A
11.62		11.77		11.61	12.24		11.89
$43,874		$38,590		$31,953	$18,205		$10,463

1.92%[e,f]		4.76%[e]		1.18%[e]	6.33%[e]		6.40%[e]
.83	[g]	.83	[d]	.83 [d]	.81	[d]	.83	[d]
.02	[g]	.02		.02	.04		.06
.83	[g]	.83	[d]	.83 [d]	.81	[d]	.83	[d]
—		—		—	—		—
4.42	[g]	4.10	[d]	3.17 [d]	1.94	[d]	2.67	[d]
96	[f]	312		332	311		221

57

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		11-Month Period Ended October 31, 2006[j]
	(Unaudited)
Net asset value beginning of period	$9.83		$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	[d]	.39	[d]
Net realized and unrealized gains/(losses) on investments	.14		(.22)
Total from investment operations	.25		.17
Less Distributions:
Dividends from net investment income	(.14)		(.34)
Distributions from net realized capital gains[a]	(.03)		—
Total distributions	(.17)		(.34)
Proceeds from redemption fees	N/A		N/A
Net asset value end of period	9.91		9.83
Net assets end of period (000s)	$16,269		$12,057
Ratios and Supplemental Data (%):
Total return	2.57%[e,f]		1.77%[e]
Ratio of operating expenses to average net assets[b]	.57	[d,g]	.57	[d,g]
Ratio of operating expenses not imposed to average net assets	.52	[g]	1.26	[g]
Ratio of operating expenses net of all offsets to average net assets	.57	[d,g]	.57	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—
Ratio of net investment income/(loss) to average net assets	2.65	[d,g]	5.09	[d,g]
Portfolio turnover	202	[f]	410	[f]

HARBOR SHORT DURATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006		2005		2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$8.24		$8.27		$8.41		$8.57		$8.69		$8.69
Income from Investment Operations:
Net investment income/(loss	.19	[d]	.30	[d]	.35	[d]	.26	[d]	.24	[d]	.30	[d]
Net realized and unrealized gains/(losses) on investments	—		.08		(.17)		(.14)		(.10)		.01
Total from investment operations	.19		.38		.18		.12		.14		.31
Less Distributions:
Dividends from net investment income	(.15)		(.39)		(.32)		(.28)		(.26)		(.31)
Distributions from net realized capital gains[a]	—		—		—		—		—		—
Return of capital	—		(.02)		—		—		—		—
Total distributions	(.15)		(.41)		(.32)		(.28)		(.26)		(.31)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A		N/A
Net asset value end of period	8.28		8.24		8.27		8.41		8.57		8.69
Net assets end of period (000s)	$76,441		$77,264		$53,353		$93,910		$109,411		$153,074
Ratios and Supplemental Data (%):
Total return	2.31%[e,f]		4.82%[e]		2.17%[e]		1.43%[e]		1.70%[e]		3.67%[e]
Ratio of operating expenses to average net assets[b]	.38	[d,g]	.39	[d]	.39	[d]	.31	[d]	.36	[d]	.31	[d]
Ratio of operating expenses not imposed to average net assets	.11	[g]	.14		.12		.14		.11		.13
Ratio of operating expenses net of all offsets to average net assets	.38	[d,g]	.39	[d]	.39	[d]	.31	[d]	.36	[d]	.31	[d]
Ratio of interest/dividend expenses to average net assets	.01		—		.01		.01		—		—
Ratio of net investment income/(loss) to average net assets	4.56	[d,g]	4.21	[d]	3.41	[d]	2.65	[d]	2.85	[d]	3.44	[d]
Portfolio turnover	33	[f]	79		159		324		333		154
See page 60 for notes to the Financial Highlights.

The accompanying notes are an integral part of the financial statements.

58

Retirement Class
6-Month Period Ended April 30, 2007		11-Month Period Ended October 31, 2006[j]
(Unaudited)
$9.83		$10.00

.14	[d]	.40	[d]
.10		(.25)
.24		.15

(.13)		(.32)
(.03)		—
(.16)		(.32)
N/A		N/A
9.91		9.83
$1,040		$1,015

2.44%[e,f]		1.56%[e]
.82	[d,g]	.82	[d,g]
.50	[g]	1.26	[g]
.82	[d,g]	.82	[d,g]
—		—
2.10	[d,g]	4.28	[d,g]
202	[f]	410	[f]

Retirement Class
6-Month Period Ended April 30, 2007		Year Ended October 31
		2006		2005		2004		2003[h]
(Unaudited)
$8.23		$8.26		$8.41		$8.57		$8.69

.18	[d]	.28	[d]	.33	[d]	9.80	[d]	(9.26)[d]
—		.09		(.18)		(9.69)		9.39
.18		.37		.15		.11		.13

(.14)		(.37)		(.30)		(.27)		(.25)
—		—		—		—		—
—		(.03)		—		—		—
(.14)		(.40)		(.30)		(.27)		(.25)
N/A		N/A		N/A		N/A		N/A
8.27		8.23		8.26		8.41		8.57
$1,850		$1,789		$1,556		$1,446		$—

2.20%[e,f]		4.59%[e]		1.82%[e]		1.24%[e]		1.39%[e]
.63	[d,g]	.64	[d]	.64	[d]	.55	[d]	.59 [d]
.11	[g]	.14		.12		.15		.11
.63	[d,g]	.64	[d]	.64	[d]	.55	[d]	.59 [d]
.01		—		—		—		—
4.47	[d,g]	3.95	[d]	3.20	[d]	2.48	[d]	2.70 [d]
33	[f]	79		159		324		333

59

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2007		Year Ended October 31
			2006		2005		2004		2003		2002
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment	.03	[d]	.04	[d]	.03	[d]	—		—		.02	[d]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—		—
Total from investment operations	.03		.04		.03		—		—		.02
Less Distributions:
Dividends from net investment income	(.03)		(.04)		(.03)		—		—		(.02)
Distributions from net realized capital gains[a]	—		—		—		—		—		—
Total distributions	(.03)		(.04)		(.03)		—		—		(.02)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A		N/A
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$167,699		$187,832		$120,041		$117,561		$126,347		$156,446
Ratios and Supplemental Data (%):
Total return	2.54%[e,f]		4.60%[e]		2.55%[e]		.94%[e]		.88%[e]		1.59%[e]
Ratio of operating expenses to average net assets[b]	.28	[g]	.32	[d]	.35	[d]	.29	[d]	.36	[d]	.36	[d]
Ratio of operating expenses not imposed to average net assets	.10	[g]	.12		.12		.16		.13		.12
Ratio of operating expenses net of all offsets to average net assets	.28	[g]	.32	[d]	.35	[d]	.29	[d]	.36	[d]	.36	[d]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	5.06	[g]	4.59	[d]	2.52	[d]	.94	[d]	.89	[d]	1.58	[d]
Portfolio turnover	N/A		N/A		N/A		N/A		N/A		N/A

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	Commenced operations December 1, 2002.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Unannualized.

g	Annualized.

h	Commenced operations November 1, 2002.

i	Assets in this class were too small to incur any income or expense.

j	Commenced operations December 1, 2005.

k	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

60

Retirement Class
6-Month Period Ended April 30, 2007		Year Ended October 31
		2006		2005		2004		2003[h]
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00

.02	[d]	.04	[d]	.02	[d]	—		—
—		—		—		—		—
.02		.04		.02		—		—

(.02)		(.04)		(.02)		—		—
—		—		—		—		—
(.02)		(.04)		(.02)		—		—
N/A		N/A		N/A		N/A		N/A
1.00		1.00		1.00		1.00		1.00
$5,246		$4,602		$3,896		$3,362		$—

2.41%[e,f]		4.34%[e]		2.29%[e]		.60%[e]		—%
.53	[g]	.57	[d]	.60	[d]	.53	[d]	N/A	[i]
.10	[g]	.12		.12		.17		N/A	[i]
.53	[g]	.57	[d]	.60	[d]	.53	[d]	N/A	[i]
—		—		—		—		—
4.81	[g]	4.29	[d]	2.30	[d]	.74	[d]	N/A	[i]
N/A		N/A		N/A		N/A		N/A

61

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2007 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company. The portfolios covered by this report include five fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days are stated at amortized cost which approximates value.

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited.

62

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of April 30, 2007.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of April 30, 2007.

Swap Agreements

To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or

63

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2007 for the Harbor Bond Fund is $11,613. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the year ended April 30, 2007 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities

64

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in

65

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Borrowings

Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the six-month period ended April 30, 2007 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements with maturity dates of 05/01/2007	$0	N/A	$5,213	$149	5.27%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

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Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

New Accounting Policies

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. The Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of the Statement on the Fund’s financial statements.

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Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2007 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$22,467	$—	$14,488
Harbor Bond Fund.	1,437,406	406,520	1,368,674	506,184
Harbor Real Return Fund	48,029	1,236	41,783	2,163
Harbor Short Duration Fund	13,762	25,255	11,304	12,459

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the six-month period ended April 30, 2007 are summarized as follows:

	Options Written			Options Written
	Eurodollar Futures			U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value		Number of Contracts	Aggregate Face Value
Harbor Bond Fund
Options outstanding at beginning of period	1,159	E$	2,897	1,609	$1,609
Options opened	—		—	3,797	3,797
Options closed	(1,159)		(2,897)	(1,105)	(1,105)
Options expired	—		—	(3,022)	(3,022)

Open at 4/30/2007	—	E$	—	1,279	$1,279

	Options Written			Options Written
	Swap Options - U.S.			Pound Sterling Futures
	Number of Contracts	Aggregate Face Value		Number of Contracts	Aggregate Face Value
Options outstanding at beginning of period	491,100,000		$476,115	46,500,000	£46,500
Options opened	396,700,000		396,700	—	—
Options closed	(245,300,000)		(230,450)	—	—
Options expired	(25,000,000)		(25,000)	(38,200,000)	(38,200)

Open at 4/30/2007	617,500,000		$617,365	8,300,000	£8,300

	Options Written			Options Written
	Euro Futures			Euro Futures
	Number of Contracts	Aggregate Face Value		Number of Contracts	Aggregate Face Value
Options outstanding at beginning of period	41,000,000		€41,000	746	$1,865
Options opened	—		—	—	—
Options closed	—		—	(746)	(1,865)
Options expired	—		—	—	—

Open at 4/30/2007	41,000,000		€41,000	—	$—

68

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options—Continued

	Options Written
	Swap Options - U.S.
	Number of Contracts	Aggregate Face Value
Harbor Real Return Fund
Options outstanding at beginning of period	2,000,000	$2,000
Options opened	—	—
Options closed	(1,000,000)	(1,000)
Options expired	(1,000,000)	(1,000)

Open at 4/30/2007	—	$—

£	British Pound.

E$	Eurodollar.

€	Euro.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2007. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver	Actual Rate
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%	0.60%
Harbor Bond Fund	0.48	—	0.48	[a]
Harbor Real Return Fund	0.48	—	0.48	[a]
Harbor Short Duration Fund	0.20	—	0.20	[b]
Harbor Money Market Fund	0.20	0.02	0.18	[c]

a	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.02% and the contractual rate was 0.50%. For the period March 1, 2007 through April 30, 2007, the voluntary waiver was 0.00% and the contractual rate was 0.48%.

b	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.10% and the contractual rate was 0.30%. For the period March 1, 2007 through April 30, 2007, the voluntary waiver was 0.00% and the contractual rate was 0.20%.

c	For the period November 1, 2006 through February 28, 2007, the voluntary waiver was 0.12% and the contractual rate was 0.30%. For the period March 1, 2007 through April 30, 2007, the voluntary waiver was 0.02% and the contractual rate was 0.20%.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Effective November 1, 2002, the Trust adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively, the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays Harbor Funds Distributors, Inc. compensation at the annual rate of 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors, Inc. for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements

69

Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors, Inc. on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors, Inc. for the actual expenses Harbor Funds Distributors, Inc. may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors, Inc. actual expenses exceed the fee payable to Harbor Funds Distributors, Inc. at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors, Inc. expenses are less than the fee it receives, Harbor Funds Distributors, Inc. will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On April 30, 2007, Harbor Capital, Harbor Funds Distributors, Inc. and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	63,350
Harbor Bond Fund	122,319
Harbor Real Return Fund	315,616
Harbor Short Duration Fund	63,644
Harbor Money Market Fund	64,337,032

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on the accompanying Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $20 for the six-month period ended April 30, 2007.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on the accompanying Statement of Operations for the six-month period ended April 30, 2007. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 1% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2007 the redemption fee proceeds are as follows:

Fund	Amount
Harbor High-Yield Bond Fund	$5

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Harbor Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2007 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
HARBOR FIXED INCOME FUND
Harbor High-Yield Bond Fund	$44,211	$1,405	$(140)	$1,265
Harbor Bond Fund*	2,794,118	7,308	(14,465)	(7,157)
Harbor Real Return Fund	27,076	163	(51)	112
Harbor Short Duration Fund*	79,932	215	(61)	154

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

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Harbor Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FUNDS

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.

At an in-person meeting of the Board of Trustees held on February 11, 12 and 13, 2007 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc. (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”), with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

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Harbor Funds

ADDITIONAL INFORMATION—Continued

•	the investment performance of each Fund as compared to certain relevant securities indices;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper;

•

information contained in materials regarding the total expense ratios of the Retirement and Investor Classes of each Fund offering such classes, including, where available, information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Retirement Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•

the compensation received (or to be received) by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund, including the effects of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by the Subadvisers, including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the

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Harbor Funds

ADDITIONAL INFORMATION—Continued

Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadvisers for each of Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund. The Trustees received a presentation by investment professionals from the Subadviser for Harbor High-Yield Bond Fund at a meeting of the Board of Trustees held in November of 2006. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining Lipper’s methodology, how information was compiled by Lipper, and what each comparison was intended to demonstrate.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees discussed the Fund and its Institutional Class performance, noting its underperformance relative to its group and universe medians for the one-year, two-year, three-year, and four-year periods ended December 31, 2006. The Fund’s three-year rolling return as of December 31, 2006 ranked in the second quartile, and its one-year rolling return as of December 31, 2006 ranked in the third quartile, according to Morningstar data. The Trustees also considered the fact that Harbor High-Yield Bond Fund had underperformed its benchmark, the Merrill Lynch High-Yield Master II Index, for the quarter, year-to-date, one-year and three-year periods ended December 31, 2006.

In evaluating the Fund’s underperformance relative to its indices, the Trustees considered statements by the Adviser and the Fund’s Subadviser that the Subadviser focuses on higher quality high-yield securities in implementing its investment strategy and that the index performance over the period since the inception of the Fund was driven very significantly by the outperformance of lower quality high-yield securities in the index.

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman”) in managing assets generally and in the high yield asset class specifically, noting that Shenkman managed approximately $8.5 billion in assets in this asset class, out of a firm-wide total of $10.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $50 million showed the Fund’s fees were slightly below the group median, and the actual total expense ratio of the Fund’s Institutional Class (after giving effect to expense waivers and reimbursements) was also below the group and universe medians. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was above the Morningstar median for the Fund’s peer group and that the Investor Class expense ratio was above the median for a peer group of funds offered through similar intermediary channels. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Bond Fund (inception date December 29, 1987), the Trustees discussed the Fund and its Institutional Class performance, noting its outperformance relative to its Lipper group and universe medians for the two-year, three-year, four-year and five-year periods ended December 31, 2006, and its underperformance for the one-year period ended December 31, 2006. The Fund’s three-year and five-year rolling returns as of December 31, 2006 ranked in the first quartile according to Morningstar data, but its one-year rolling return as of the same date ranked in the third quartile. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Lehman US Aggregate Index, for the three-year, five-year, ten-year and fifteen-year periods ended December 31, 2006.

The Trustees discussed the expertise of Pacific Investment Management Company (“PIMCO”) in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $327.8 billion in assets in the bond class, out of a firm-wide total of approximately $667.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

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ADDITIONAL INFORMATION—Continued

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $2.425 billion showed the Fund’s fees were above the group median, but that the actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group. The Trustees also reviewed the extent to which the Adviser had been waiving a portion of its management fee to improve net performance for the Fund’s shareholders, and they considered that the Adviser was presenting to the Board, at the Meeting, an amendment to the Fund’s Investment Advisory Agreement to reduce the management fee by contractual agreement to 48 basis points, effective March 1, 2007. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Real Return Fund (inception date December 1, 2005), the Trustees discussed the Fund and its Institutional Class performance, noting its underperformance relative to its universe median, and its performance at the median for its group, for the one-year period ended December 31, 2006. The Trustees also considered the fact that the Fund underperformed its benchmark, the Lehman US Aggregate TIPS Index, for the quarter, year-to-date, and one-year periods ended December 31, 2006. According to the Morningstar data presented, the Fund’s one-year rolling return as of December 31, 2006 was ranked in the fourth quartile.

The Trustees discussed the expertise of PIMCO in managing assets generally and in the inflation-protection asset class specifically, noting that PIMCO managed approximately $41.6 billion in assets in the TIPS class, out of a firm-wide total of approximately $667.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the inflation protection/TIPS market. The Trustees noted that the relatively small asset size of the Fund contributes to greater variability and makes the Fund more difficult to manage at present

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $25 million showed the Fund’s fees were above the group median, and the actual total expense ratio of the Fund’s Institutional Class (after giving effect to expense waivers and reimbursements) was below the group median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees further considered that the Adviser was presenting to the Board, at the Meeting, an amendment to the Fund’s Investment Advisory Agreement to reduce the management fee by contractual agreement to 48 basis points, effective March 1, 2007, and was willing to continue to waive some expenses to keep the expense ratio competitive. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Short Duration Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Short Duration Fund (inception date January 1, 1992), the Trustees discussed the Fund and its Institutional Class performance, noting its outperformance relative to its Lipper group and universe median for the five-year period ended December 31, 2006, but also noting its underperformance for the two-year, three-year and four-year periods and its performance below the group median, and at the universe median, for the one-year period. According to Morningstar, the Fund’s one-year rolling return as of each calendar-quarter end since September 30, 2005 was ranked in the first quartile of its universe. The Fund’s three-year and five-year rolling returns were ranked in the second and third quartiles, respectively, as of December 31, 2006. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its benchmark during the period for the quarter, year-to-date, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2006.

The Trustees discussed the expertise of Fischer Francis Trees & Watts, Inc. (“Fischer”) in managing assets generally and in the short duration fixed income asset class specifically, noting that Fischer managed approximately $3 billion of assets in this asset class, out of a firm-wide total of approximately $39 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with Fischer and at prior advisory firms.

The Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $75 million showed the Fund’s fee was below the group median, and that the actual total expense ratio for the Fund’s Institutional Class was below group and universe medians. The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar median for the Fund’s peer group. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees further considered that the Adviser was presenting to the Board, at the Meeting, an amendment to the Investment Advisory Agreement to reduce the management fee by contractual agreement to 20 basis points, effective March 1, 2007, and was willing to continue to waive some expenses to keep the expense ratio competitive. They noted that the Adviser’s profitability in managing the Fund was not excessive.

75

Harbor Funds

ADDITIONAL INFORMATION—Continued

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Money Market Fund (inception date of December 29, 1987) , the Trustees discussed the Fund and its Institutional Class performance, noting its first quintile ranking and outperformance relative to its group and universe medians, for each of the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2006 according to Lipper. The Trustees also considered the Fund’s performance record relative to its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, noting that the Fund had underperformed the benchmark for the year-to-date, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2006. The Trustees discussed the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional oriented money market funds. In general, the Fund’s performance was considered to be satisfactory.

The Trustees discussed the expertise of Fischer in managing assets generally and in the money market investment asset class specifically, noting that Fischer managed approximately $10.3 billion of assets in this asset class out of a firm-wide total of approximately $39 billion. The Trustees also noted the experience of the portfolio manager in this asset class both with Fischer Francis and at prior advisory firms.

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group assuming an asset level of $200 million showed that the Fund’s fee was below the group median, and the actual total expense ratio of the Fund’s Institutional Class was below the group and universe median. The Trustees also reviewed the expense ratio for the Retirement Class and considered it to be competitive. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Trustees further considered that the Adviser was presenting to the Board, at the Meeting, an amendment to the Investment Advisory Agreement to reduce the management fee by contractual agreement to 20 basis points, effective March 1, 2007, and was willing to continue to waive some expenses to keep the expense ratio competitive. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses). The Trustees determined that the Adviser’s profitability in managing each Fund, while positive in all cases except for Harbor Real Return Fund, was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

76

Harbor Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2007)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is One SeaGate, Toledo, Ohio 43604-1572.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
		INDEPENDENT TRUSTEES
Howard P. Colhoun (71) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	16	None

John P. Gould (68) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	16	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (66) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	16	None

Raymond J. Ball (62) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	16	None
		INTERESTED TRUSTEE
David G. Van Hooser (60)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000- Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	16	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (37) Chief Compliance Officer & Secretary	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Constance L. Souders (56) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Services Group, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), Harbor Funds Distributors, Inc.

Brian L. Collins (38) Vice President 111 S. Wacker 34th Floor Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Mark W. Karchner (45) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Services Group, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.

Jodie L. Crotteau (35) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (54) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present), Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.
1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.

(This document must be preceded or accompanied by a Prospectus.)

77

NOTES

Notes

Notes

Harbor Funds

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer & Secretary

Constance L. Souders

Vice President

Brian L. Collins

Vice President

Mark W. Karchner

Treasurer

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

One SeaGate

Toledo, OH 43604-1572

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

One SeaGate

Toledo, OH 43604-1572 419.249.2900

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 10048 Toledo, OH 43699-0048 1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street Boston, MA 02109

6/2007/65,000

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 27th day of June, 2007 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser Chairman, President, Trustee And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	June 27, 2007
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Mark W. Karchner	Treasurer and Chief	June 27, 2007
	Mark W. Karchner	Financial Officer

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).